The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2025 and 2024

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2025 and 2024, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2025, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2025, future contract benefits liabilities totaled $42.4 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits) and 12, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include investment margins, mortality rates and policyholder lapse behavior.

Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter
The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $4.8 billion and $1.1 billion, as of December 31, 2025, respectively, a portion of which relates to MRBs associated with variable annuity contracts that may include guaranteed living benefit and guaranteed death benefit features. As described in Notes 1 (see section on MRBs), 9 and 14 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse behavior and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future equity market return and volatility, and the need to update policyholder lapse behavior and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 12, 2026

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2025	2024
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2025 - $92,842; 2024 - $88,978; allowance for credit losses: 2025 - $110; 2024 - $46)	$87,586	$81,900
Trading securities	1,660	2,005
Equity securities	629	294
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2025 - $199; 2024 - $232)	22,338	20,940
Policy loans	2,617	2,465
Derivative investments	9,945	9,512
Other investments	7,812	6,935
Total investments	132,587	124,051
Cash and invested cash	7,946	4,505
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,637	12,426
Reinsurance recoverables, net of allowance for credit losses	48,607	48,943
Deposit assets, net of allowance for credit losses	34,819	30,537
Market risk benefit assets	4,753	4,860
Accrued investment income	1,013	993
Goodwill	1,144	1,144
Other assets	9,394	9,529
Separate account assets	180,092	168,438
Total assets	$432,992	$405,426

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$135,904	$125,818
Future contract benefits	42,360	40,002
Funds withheld reinsurance liabilities	30,930	26,810
Market risk benefit liabilities	1,118	1,046
Deferred front-end loads	7,605	6,750
Payables for collateral on investments	7,953	9,876
Short-term debt	–	24
Long-term debt	1,426	2,173
Other liabilities	13,618	13,977
Separate account liabilities	180,092	168,438
Total liabilities	421,006	394,914

Contingencies and Commitments (See Note 17)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	14,041	13,015
Retained earnings (deficit)	(100)	(173)
Accumulated other comprehensive income (loss)	(1,955)	(2,330)
Total stockholder’s equity	11,986	10,512
Total liabilities and stockholder’s equity	$432,992	$405,426

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Revenues
Insurance premiums	$5,305	$1,866	$3,416
Fee income	4,547	4,486	5,168
Net investment income	5,625	5,107	5,733
Realized gain (loss)	(746)	276	(4,934)
Other revenues	297	553	676
Total revenues	15,028	12,288	10,059
Expenses
Benefits	5,451	2,100	5,028
Policyholder liability remeasurement (gain) loss	(99)	(20)	(167)
Interest credited	3,478	3,160	3,202
Market risk benefit (gain) loss	(223)	(938)	(1,135)
Commissions and other expenses	5,207	5,219	5,402
Interest and debt expense	146	185	190
Total expenses	13,960	9,706	12,520
Income (loss) before taxes	1,068	2,582	(2,461)
Federal income tax expense (benefit)	103	452	(673)
Net income (loss)	965	2,130	(1,788)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	984	30	4,942
Market risk benefit non-performance risk gain (loss)	(406)	(924)	(670)
Policyholder liability discount rate remeasurement gain (loss)	(206)	150	(145)
Funded status of employee benefit plans	3	(1)	1
Total other comprehensive income (loss), net of tax	375	(745)	4,128
Comprehensive income (loss)	$1,340	$1,385	$2,340

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Common Stock
Balance as of beginning-of-year	$13,015	$12,961	$12,903
Capital contribution from Lincoln National Corporation	962	–	5
Stock compensation/issued for benefit plans	64	54	53
Balance as of end-of-year	14,041	13,015	12,961

Retained Earnings (Deficit)
Balance as of beginning-of-year	(173)	(869)	1,414
Net income (loss)	965	2,130	(1,788)
Dividends paid to Lincoln National Corporation	(685)	(1,434)	(495)
Non-cash dividend to Lincoln National Corporation for
settlement of an inter-company tax receivable	(207)	–	–
Balance as of end-of-year	(100)	(173)	(869)

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(2,330)	(1,585)	(5,713)
Other comprehensive income (loss), net of tax	375	(745)	4,128
Balance as of end-of-year	(1,955)	(2,330)	(1,585)
Total stockholder’s equity as of end-of-year	$11,986	$10,512	$10,507

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Cash Flows from Operating Activities
Net income (loss)	$965	$2,130	$(1,788)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	746	(276)	4,934
Market risk benefit (gain) loss	(223)	(938)	(1,135)
Sales and maturities (purchases) of trading securities, net	363	325	1,302
Net operating cash payments related to closing Fortitude Re reinsurance transaction	–	–	(1,457)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	629	708	642
Accrued investment income	(32)	(32)	34
Insurance liabilities and reinsurance-related balances	(1,757)	(2,534)	(2,791)
Accrued expenses	81	160	223
Federal income tax accruals	81	701	(563)
Cash management agreement	(61)	(941)	(733)
Other	(105)	(312)	568
Net cash provided by (used in) operating activities	687	(1,009)	(764)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(18,884)	(11,520)	(10,713)
Sales of available-for-sale securities and equity securities	3,223	1,406	3,606
Maturities of available-for-sale securities	10,951	9,338	5,597
Purchases of other investments	(2,093)	(1,371)	(614)
Sales and repayments of other investments	1,136	342	131
Issuance of mortgage loans on real estate	(4,176)	(4,135)	(1,943)
Repayment and maturities of mortgage loans on real estate	2,783	1,669	1,266
Repayment (issuance) of policy loans, net	(148)	(2)	(120)
Net change in collateral on investments, certain derivatives and related settlements	2,111	3,918	(333)
Cash received from disposition, net of cash transferred	–	512	–
Other	128	(300)	(372)
Net cash provided by (used in) investing activities	(4,969)	(143)	(3,495)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	962	–	5
Payment of long-term debt, including current maturities	(225)	(50)	–
Issuance (payment) of short-term debt	(24)	(766)	228
Payment related to sale-leaseback transactions	(7)	(17)	(79)
Proceeds from certain financing arrangements	33	53	86
Payment related to certain financing arrangements	(148)	(137)	(49)
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	–	–	133
Policyholder account balances:
Deposits	21,097	16,046	16,388
Withdrawals	(12,474)	(12,124)	(10,633)
Transfers from (to) separate accounts, net	(794)	(27)	(624)
Common stock issued for benefit plans	(12)	(9)	(7)
Dividends paid to Lincoln National Corporation	(685)	(505)	(495)
Net cash provided by (used in) financing activities	7,723	2,464	4,953
Net increase (decrease) in cash and invested cash	3,441	1,312	694
Cash and invested cash as of beginning-of-year	4,505	3,193	2,499
Cash and invested cash as of end-of-year	$7,946	$4,505	$3,193
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 19.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts presented in the consolidated financial statements for prior year periods in this report have been reclassified to conform to the presentation adopted in the current year.

Effective in the third quarter of 2025, we reclassified the investments in company-owned life insurance (“COLI”) from other assets to other investments on the Consolidated Balance Sheets and the associated income statement activity from other revenues to net investment income on the Statements of Consolidated Comprehensive Income (Loss), which had no impact to total assets, total stockholder’s equity, total net income (loss) or net cash provided by (used in) investing activities in any such prior year period presented in this report.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business.

Sale of Wealth Management Business

On May 6, 2024, our parent company LNC closed the sale of all of the ownership interests in the subsidiaries of LNC that comprised its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation, to Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to the Stock Purchase Agreement entered into between LNC and Osaic on December 14, 2023 (the “Agreement”). LNC received $723 million in cash, inclusive of a post-closing adjustment. LNL was allocated $598 million of the cash proceeds, and we recognized a $454 million pre-tax realized gain for the year ended December 31, 2024, net of transaction expenses.

Transaction expenses for the year ended December 31, 2024, of $27 million were reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). For more information, see Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities, mutual fund shares and closed-end funds. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares. The fair value of unconsolidated sponsored closed-end funds is determined using the net asset value (“NAV”) of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

We review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We primarily focus on properties that experienced a reduction in debt-service coverage or occupancy, as well as properties that have significant tenant rollover risk. We also focus on other qualitative trends, including historical loan performance, investment in the property and borrower behavior. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, COLI, an asset-backed consolidated VIE, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments. For more information on the asset-backed consolidated VIE, see Note 4.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Investment income on alternative investments is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Recognition of investment income on alternative investments is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

We invest in COLI on the lives of certain officers and key employees who have consented to the Company being the beneficiary of such contracts. COLI is carried at the cash surrender value of the policies. Changes in the cash surrender value are reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss). As of December 31, 2025 and 2024, we had $1.2 billion and $663 million of COLI reported within other investments on our Consolidated Balance Sheets.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments on the Consolidated Balance Sheets. Cash collateral a counterparty has posted is recorded within payables for collateral on investments on the Consolidated Balance Sheets. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program and to issue funding agreements. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below. For more information on our funding agreements, see “Policyholder Account Balances” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired

(“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets. Amortization of deferred gains and losses is reported within other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We test goodwill for impairment by performing a qualitative assessment. The qualitative assessment considers current events including the economic and regulatory environment, financial performance and industry conditions to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is determined based on our qualitative analysis that it is more likely than not that the fair value is less than the carrying value, we perform a quantitative assessment where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, cash management agreement receivable, certain reinsurance assets, current and deferred taxes, property and equipment, premiums and fees receivable, specifically identifiable intangible assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, operating lease right-of-use (“ROU”) assets, ceded MRB liabilities and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, pension and other employee benefit liabilities, certain reinsurance payables, other policyholder liabilities, certain financing arrangements, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, operating lease liabilities, derivative instrument liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 8 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value, and is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Obligations arising from funding agreements are also reported within policyholder account balances reported on the Consolidated Balance Sheets at amortized cost with the associated interest reported within interest credited on the Consolidated Statements of Comprehensive Income (Loss). The Company issues funding agreements through its funding-agreement-backed notes (“FABN”) program, under secured funding agreement-backed repurchase agreements (“FABRs”) and to the FHLB.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term disability and life waiver group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security, morbidity, incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2025, 2024 and 2023, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $27 million, $40 million and $41 million for the years ended December 31, 2025, 2024 and 2023, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 14.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds and fees earned by our Retirement Plan Services segment on services provided to our mutual fund programs are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Certain services related to our Retirement Plan Services segment, including recordkeeping, administrative and other services, are recorded as revenues based on a contractual percentage of customer account balances over the period services are provided. These revenues, reported primarily within our Annuities segment, were $790 million, $774 million and $715 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of the net settlement related to certain reinsurance-related activity, as net investment income and interest credited are presented gross of reinsurance activity on the Consolidated Statements of Comprehensive Income (Loss), and fees earned from administrative services performed by our Group Protection segment. Administrative services fees are recognized as performance obligations are met over the terms of the underlying agreements and were $236 million, $224 million and $210 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Prior to the sale of the wealth management business in 2024, other revenues also included fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances. The broker-dealer services consisted of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $190 million and $461 million for the years ended December 31, 2024 and 2023, respectively. See “Sale of Wealth Management Business” above for additional information.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. Compensation cost is measured at grant-date fair value and recognized as expense over the required service period, which generally corresponds to the vesting period. We estimate forfeitures and adjust compensation expense accordingly. The fair value of stock options is determined using a Black-Scholes options valuation model, and the fair value of other stock awards is based upon the market value of the stock. The relative total shareholder return (“rTSR”) component of performance shares is valued using a Monte Carlo simulation. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs. Cash received from stock option exercises and cash remitted for employee tax withholding on share-settled awards are reflected in financing activities in the Consolidated Statements of Cash Flows. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of Accounting Standards

The following table provides a description of current period adoptions of Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025 (Annual Filings)	We adopted this ASU effective January 1, 2025. The adoption did not have a material impact on the consolidated financial statements, including disclosures within the Federal Income Taxes Note.

Future Adoption of Accounting Standards

The following table provides a description of future adoptions of ASUs that may have an impact on the consolidated financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the consolidated financial statements.
ASU 2025-06, Intangibles - Goodwill and Other – Internal-Use Software (Topic 350-40): Targeted Improvements to the Accounting for Internal-Use Software	This ASU removes all references to prescriptive and sequential software development stages (referred to as “project stages”) and requires capitalization of software costs when both of the following occur: (i) management has authorized and committed to funding the software project; and (ii) it is probable that the project will be completed and the software will be used to perform the function intended (referred to as the “probable-to-complete recognition threshold”).	January 1, 2028	We are evaluating the impact of this ASU to the consolidated financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2025
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,479	$837	$5,540	$53	$63,723
U.S. government bonds	890	9	32	–	867
State and municipal bonds	2,161	35	231	–	1,965
Foreign government bonds	256	17	50	–	223
RMBS	2,034	45	108	6	1,965
CMBS	2,493	17	87	–	2,423
ABS	16,301	137	210	50	16,178
Hybrid and redeemable preferred securities	228	21	6	1	242
Total fixed maturity AFS securities	$92,842	$1,118	$6,264	$110	$87,586

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$67,991	$560	$6,704	$14	$61,833
U.S. government bonds	427	3	40	–	390
State and municipal bonds	2,391	27	270	–	2,148
Foreign government bonds	277	12	56	–	233
RMBS	1,849	23	162	7	1,703
CMBS	1,713	5	135	–	1,583
ABS	14,103	99	409	24	13,769
Hybrid and redeemable preferred securities	227	25	10	1	241
Total fixed maturity AFS securities	$88,978	$754	$7,786	$46	$81,900

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2025, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$4,357	$4,318
Due after one year through five years	19,875	19,700
Due after five years through ten years	13,373	13,056
Due after ten years	34,409	29,946
Subtotal	72,014	67,020
Structured securities (RMBS, CMBS, ABS)	20,828	20,566
Total fixed maturity AFS securities	$92,842	$87,586

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2025
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$8,529	$1,225	$30,458	$4,315	$38,987	$5,540
U.S. government bonds	427	27	36	5	463	32
State and municipal bonds	143	26	944	205	1,087	231
Foreign government bonds	6	1	135	49	141	50
RMBS	154	7	803	101	957	108
CMBS	408	8	956	79	1,364	87
ABS	3,354	30	3,105	180	6,459	210
Hybrid and redeemable
preferred securities	17	1	54	5	71	6
Total fixed maturity AFS securities	$13,038	$1,325	$36,491	$4,939	$49,529	$6,264

Total number of fixed maturity AFS securities in an unrealized loss position						5,738

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$16,388	$1,290	$29,045	$5,414	$45,433	$6,704
U.S. government bonds	85	3	224	37	309	40
State and municipal bonds	652	61	721	209	1,373	270
Foreign government bonds	29	5	118	51	147	56
RMBS	658	29	724	133	1,382	162
CMBS	475	29	777	106	1,252	135
ABS	2,801	106	3,826	303	6,627	409
Hybrid and redeemable
preferred securities	18	1	93	9	111	10
Total fixed maturity AFS securities	$21,106	$1,524	$35,528	$6,262	$56,634	$7,786

Total number of fixed maturity AFS securities in an unrealized loss position						6,645

(1) As of December 31, 2025 and 2024, we recognized $12 million and $23 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2025
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,318	$829	441
Six months or greater, but less than nine months	337	159	60
Nine months or greater, but less than twelve months	302	119	99
Twelve months or greater	4,985	2,089	889
Total	$7,942	$3,196	1,489

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$5,209	$1,556	780
Six months or greater, but less than nine months	365	195	209
Nine months or greater, but less than twelve months	71	28	36
Twelve months or greater	4,305	2,142	734
Total	$9,950	$3,921	1,759

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $1.5 billion for the year ended December 31, 2025. As discussed further below, we do not believe the unrealized loss position as of December 31, 2025, required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2025, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2025, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2025 and 2024, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2025 and 2024, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.0 billion and $2.7 billion, respectively, and a fair value of $2.9 billion and $2.7 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2025 and 2024, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2025, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2025, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	As of or For the Year Ended December 31, 2025
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$14	$7	$24	$1	$46
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	45	–	20	–	65
Additions (reductions) for securities for which
credit losses were previously recognized	26	(1)	7	–	32
Reductions for securities disposed	(7)	–	(1)	–	(8)
Reductions for securities charged off	(25)	–	–	–	(25)
Balance as of end-of-year (2)	$53	$6	$50	$1	$110

	As of or For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$8	$6	$4	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	10	–	15	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	11	1	5	–	17
Reductions for securities disposed	–	–	–	–	–
Reductions for securities charged off	(15)	–	–	–	(15)
Balance as of end-of-year (2)	$14	$7	$24	$1	$46

	As of or For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$9	$7	$4	$1	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	24	1	–	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	(2)	(2)	–	–	(4)
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(21)	–	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$4	$1	$19
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2025, 2024 and 2023, accrued investment income on fixed maturity AFS securities totaled $790 million, $766 million and $814 million, respectively, and was excluded from the estimate of credit losses.

Losses from debt instrument modifications were $25 million and $3 million for the years ended December 31, 2025 and 2024, respectively.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2025	2024
Fixed maturity securities:
Corporate bonds	$1,166	$1,390
State and municipal bonds	13	13
Foreign government bonds	39	41
RMBS	56	63
CMBS	100	108
ABS	273	371
Hybrid and redeemable preferred securities	13	19
Total trading securities	$1,660	$2,005

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2025, 2024 and 2023, was $41 million, $(1) million and $80 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2025			As of December 31, 2024
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,506	$4,628	$22,134	$17,424	$3,387	$20,811
30 to 59 days past due	1	93	94	6	71	77
60 to 89 days past due	5	34	39	–	33	33
90 or more days past due	35	144	179	35	90	125
Allowance for credit losses	(112)	(69)	(181)	(99)	(53)	(152)
Unamortized premium (discount)	(9)	115	106	(6)	83	77
Mark-to-market gains (losses) (1)	(33)	–	(33)	(31)	–	(31)
Total carrying value	$17,393	$4,945	$22,338	$17,329	$3,611	$20,940

(1) Represents the mark-to-market on certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers, and for which we have elected the fair value option. As of December 31, 2025, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $20 million, respectively. As of December 31, 2024, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $21 million, respectively. As of December 31, 2025 and 2024, there were no such mortgage loans on real estate that were more than 90 days past due and still accruing interest. For additional information, see “Fair Value Option” in Note 14.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 28% and 27% of commercial mortgage loans on real estate as of December 31, 2025 and 2024, respectively, and Texas, which accounted for 10% of commercial mortgage loans on real estate as of December 31, 2025 and 2024.

As of December 31, 2025, our residential mortgage loan portfolio had the largest concentrations in New York and Florida, which accounted for 13% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2024, our residential mortgage loans portfolio had the largest concentrations in California and New York, which accounted for 14% of residential mortgage loans on real estate.

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows, excluding certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers:

	As of December 31, 2025	As of December 31, 2024
Commercial mortgage loans on real estate	$5	$4
Residential mortgage loans on real estate	148	92
Total	$153	$96

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2025	$1,322	1.81	$182	1.41	$11	1.20	$1,515
2024	1,497	1.68	66	1.41	1	2.01	1,564
2023	1,310	1.87	33	1.38	1	1.17	1,344
2022	1,703	2.20	76	1.59	5	1.83	1,784
2021	2,190	3.65	37	1.70	26	4.36	2,253
2020 and prior	9,014	2.53	46	1.38	18	1.86	9,078
Total	$17,036		$440		$62		$17,538

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$1,548	1.73	$83	1.41	$–	–	$1,631
2023	1,317	1.77	44	1.36	–	–	1,361
2022	1,721	2.11	94	1.55	4	1.30	1,819
2021	2,249	3.49	47	1.52	–	–	2,296
2020	1,158	3.33	4	1.53	–	–	1,162
2019 and prior	9,056	2.38	126	1.58	8	1.30	9,190
Total	$17,049		$398		$12		$17,459

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	Performing	Nonperforming	Total
Origination Year
2025	$1,650	$4	$1,654
2024	1,776	64	1,840
2023	440	21	461
2022	425	33	458
2021	381	14	395
2020 and prior	194	12	206
Total	$4,866	$148	$5,014

	As of December 31, 2024
	Performing	Nonperforming	Total
Origination Year
2024	$1,895	$14	$1,909
2023	557	16	573
2022	492	33	525
2021	427	11	438
2020	65	4	69
2019 and prior	136	14	150
Total	$3,572	$92	$3,664

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	As of or For the Year Ended December 31, 2025
	Commercial	Residential	Total
Balance as of beginning-of-year	$99	$53	$152
Additions (reductions) from provision for credit loss
expense (1)	21	16	37
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(8)	–	(8)
Balance as of end-of-year (2)	$112	$69	$181

	As of or For the Year Ended December 31, 2024
	Commercial	Residential	Total
Balance as of beginning-of-year	$86	$28	$114
Additions (reductions) from provision for credit loss
expense (1)	63	25	88
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(50)	–	(50)
Balance as of end-of-year (2)	$99	$53	$152

	As of or For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss
expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

(1) We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2025 and 2024. We recognized $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2023.
(2) Accrued investment income on mortgage loans on real estate totaled $109 million, $94 million and $67 million as of December 31, 2025, 2024 and 2023, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2025 and 2024, alternative investments included investments in 364 and 351 different partnerships, respectively, and represented approximately 3% of total investments. These amounts do not include alternative investments that support funds withheld and modified coinsurance reinsurance agreements where the investment results are passed directly to the reinsurers.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities	$4,140	$4,088	$4,961
Trading securities	96	117	158
Equity securities	16	21	13
Mortgage loans on real estate	1,034	881	752
Policy loans	101	93	102
Cash and invested cash	320	227	118
Commercial mortgage loan prepayment
and bond make-whole premiums	22	15	10
Other investments	466	271	230
Investment income	6,195	5,713	6,344
Investment expense	(570)	(606)	(611)
Net investment income	$5,625	$5,107	$5,733

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(3,805)
State and municipal bonds	–	–	(214)
RMBS	–	–	(74)
CMBS	–	–	(60)
ABS	–	–	(57)
Hybrid and redeemable preferred securities	–	–	(3)
Total intent to sell impairments	$–	$–	$(4,213)

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(64)	$(21)	$(23)
RMBS	1	(1)	1
ABS	(26)	(20)	1
Total credit loss benefit (expense)	$(89)	$(42)	$(21)

(1) For the year ended December 31, 2023, this includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2025		As of December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$7,808	$7,808	$7,069	$7,069
Securities pledged under securities lending agreements (2)	145	139	157	151
Investments pledged for FHLB lending program (3)	–	–	2,650	3,657
Total payables for collateral on investments	$7,953	$7,947	$9,876	$10,877

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for Federal Home Loan Bank (“FHLB”) related to the lending program are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2025 and 2024, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2025	2024	2023
Collateral payable for derivative investments	$739	$1,942	$1,917
Securities pledged under securities lending agreements	(12)	(48)	(93)
Investments pledged for FHLB lending program	(2,650)	–	(480)
Total increase (decrease) in payables for collateral on investments	$(1,923)	$1,894	$1,344

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$130	$–	$–	$–	$130
Foreign government bonds	5	–	–	–	5
Equity securities	10	–	–	–	10
Total gross secured borrowings	$145	$–	$–	$–	$145

	As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$144	$–	$–	$–	$144
U.S. government bonds	1	–	–	–	1
Equity securities	12	–	–	–	12
Total gross secured borrowings	$157	$–	$–	$–	$157

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2025, we had not received any collateral and, therefore, had not sold or re-pledged any collateral under these agreements.

We also accept collateral from derivative counterparties in the form of securities that we are permitted to sell or re-pledge. As of
December 31, 2025, the fair value of this collateral received that we are permitted to sell or re-pledge was $2.3 billion, and we had re-pledged $31 million of this collateral to cover our collateral requirements.

Assets Pledged as Collateral

We pledge assets as collateral in connection with derivative, securities lending and repurchase agreements, FABR funding agreements, membership obligations with the FHLB and regulatory deposits. See “Payables for Collateral on Investments” above and “Funding Agreements – FABR Funding Agreements” in Note 11 for additional information. Assets pledged as collateral at carrying value as reported on the Consolidated Balance Sheets were as follows:

	As of December 31, 2025	As of December 31, 2024
Fixed maturity AFS securities	$3,577	$1,736
Trading securities	14	23
Equity securities	10	12
Mortgage loans on real estate	1,217	3,530
Other investments	20	21
Cash and invested cash	63	110
Total assets pledged as collateral	$4,901	$5,432

Investment Commitments

As of December 31, 2025, our investment commitments were $4.6 billion, which included $3.1 billion of LPs, $890 million of mortgage loans on real estate, $390 million of asset-backed variable interest entities and $245 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2025, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and White Chapel V LLC with a fair value of $1.2 billion and $1.1 billion, respectively, or 1% of total investments. As of December 31, 2024, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.5 billion and $1.1 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2025 and 2024, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.2 billion, or 12% and 13%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $11.0 billion and $10.7 billion, respectively, or 8% and 9%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

4. Variable Interest Entities

Consolidated VIEs

Asset-Backed VIE

We are the primary beneficiary of a limited partnership (“LP”) that was formed in September 2025. The activities of this LP are primarily to acquire and hold other LP investments and issue rated notes and a residual tranche to the Company and pass along LP distributions via interest payments. This LP has a carrying value of $210 million as of December 31, 2025. We concluded that the Company is the primary beneficiary as we purchased all of the notes and have the obligation to absorb all benefits or losses that could potentially be significant to the VIE.

The assets of the VIE can only be used to settle obligations of the VIE and do not represent claims against the Company’s assets. The Company’s maximum exposure to loss as a result of its involvement with the VIE is limited to its investment in the VIE and any additional support the Company may choose to provide in the future.

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2025, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 3.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, other than the asset-backed VIE LP discussed above, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $5.5 billion and $5.1 billion as of December 31, 2025 and 2024, respectively.

Sponsored Investment Funds

We invest in certain closed-end funds that we have concluded are VIEs as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined that we are not the primary beneficiary of the VIEs as we do not have the power to influence the decisions that are most impactful to the performance of the VIEs, and we do not receive all of the economics of the VIEs. Our exposure to loss is limited to the capital we invest in the funds. The carrying amounts of our investments in these funds are recognized in equity securities on the Consolidated Balance Sheets and were $134 million and $5 million as of December 31, 2025 and 2024, respectively.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity and RILA products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Bond Forwards and Reverse Treasury Locks

We use bond forwards and reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow and fair value hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2025			As of December 31, 2024
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,300	$12	$7	$632	$2	$16
Foreign currency contracts (1)	4,922	380	125	4,738	556	44
Total cash flow hedges	6,222	392	132	5,370	558	60
Fair value hedges:
Interest rate contracts (1)	417	1	–	435	8	16
Foreign currency contracts (1)	25	–	2	25	1	–
Total fair value hedges	442	1	2	460	9	16
Non-Qualifying Hedges
Interest rate contracts (1)	84,814	64	321	75,445	63	439
Foreign currency contracts (1)	289	12	4	348	30	2
Equity market contracts (1)	238,134	15,560	5,685	191,171	13,072	3,879
Credit contracts (1)	17	–	–	57	–	–
LPR ceded derivative (2)	–	202	–	–	190	–
Embedded derivatives:
Reinsurance-related (3)	–	202	–	–	728	–
RILA, fixed indexed annuity
and IUL contracts (4)	–	2,482	15,115	–	1,970	12,449
Total derivative instruments	$329,918	$18,915	$21,259	$272,851	$16,620	$16,845
(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4) Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2025
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$21,508	$17,291	$22,513	$25,219	$–	$86,531
Foreign currency contracts (2)	245	1,380	1,808	1,761	42	5,236
Equity market contracts	169,259	56,126	10,563	7	2,179	238,134
Credit contracts	–	17	–	–	–	17
Total derivative instruments
with notional amounts	$191,012	$74,814	$34,884	$26,987	$2,221	$329,918

(1) As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was January 28, 2030.
(2) As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets (Liabilities)
	As of December 31, 2025	As of December 31, 2024	As of December 31, 2025	As of December 31, 2024
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value (1)	$645	$484	$21	$7

(1) Includes $21 million of unamortized adjustments from discontinued hedges as of December 31, 2025, and none as of December 31, 2024.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$402	$249	$301
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	17	17	212
Foreign currency contracts	208	21	(50)
Change in foreign currency exchange rate adjustment	(411)	220	(169)
Income tax benefit (expense)	40	(54)	2
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	–	(3)	(1)
Foreign currency contracts (1)	57	59	54
Foreign currency contracts (2)	(3)	8	7
Income tax benefit (expense)	(11)	(13)	(13)
Balance as of end-of-year	$213	$402	$249

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2025
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(746)	$5,625	$5,451

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	11	–
Derivatives designated as hedging instruments	–	(11)	–
Foreign currency contracts:
Hedged items	–	3	–
Derivatives designated as hedging instruments	–	(3)	–
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	(3)	57	–

Non-Qualifying Hedges
Interest rate contracts	145	–	–
Foreign currency contracts	(5)	–	–
Equity market contracts	3,091	–	–
Credit contracts	2	–	–
LPR ceded derivative	–	–	(12)
Embedded derivatives:
Reinsurance-related	(510)	–	–
RILA, fixed indexed annuity and IUL contracts	(2,016)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$276	$5,107	$2,100

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(30)	–
Derivatives designated as hedging instruments	–	30	–
Foreign currency contracts:
Hedged items	–	(2)	–
Derivatives designated as hedging instruments	–	2	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	(3)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	8	59	–

Non-Qualifying Hedges
Interest rate contracts	(318)	–	–
Equity market contracts	5,248	–	–
LPR ceded derivative	–	–	16
Embedded derivatives:
Reinsurance-related	189	–	–
RILA, fixed indexed annuity and IUL contracts	(2,943)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(4,934)	$5,733	$5,044

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	7	54	–

Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

As of December 31, 2025, $60 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. The reclassification is impacted by both interest rates and foreign currency forward rates, as the cash flow hedges affecting the reclassification include interest rate swaps and foreign currency swaps.

For the years ended December 31, 2025 and 2024, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2025 and 2024, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2025, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we and LLANY have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2025 or 2024.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2025		As of December 31, 2024
	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
S&P Credit Rating of Counterparty
AA-	$2,867	$(3)	$4,006	$(2)
A+	4,613	(15)	2,354	(89)
A	64	–	47	–
A-	240	–	632	–
Total cash collateral	$7,784	$(18)	$7,039	$(91)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2025
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$15,939	$2,684	$18,623
Gross amounts offset	(5,994)	–	(5,994)
Net amount of assets	9,945	2,684	12,629
Gross amounts not offset:
Cash collateral	(7,784)	–	(7,784)
Non-cash collateral (1)	(2,161)	–	(2,161)
Net amount	$–	$2,684	$2,684

Financial Liabilities
Gross amount of recognized liabilities	$150	$15,115	$15,265
Gross amounts offset	(90)	–	(90)
Net amount of liabilities	60	15,115	15,175
Gross amounts not offset:
Cash collateral	(18)	–	(18)
Non-cash collateral	(28)	–	(28)
Net amount	$14	$15,115	$15,129

(1) Excludes excess non-cash collateral received of $1.5 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$13,299	$2,698	$15,997
Gross amounts offset	(3,787)	–	(3,787)
Net amount of assets	9,512	2,698	12,210
Gross amounts not offset:
Cash collateral	(7,039)	–	(7,039)
Non-cash collateral (1)	(2,473)	–	(2,473)
Net amount	$–	$2,698	$2,698

Financial Liabilities
Gross amount of recognized liabilities	$608	$12,449	$13,057
Gross amounts offset	(432)	–	(432)
Net amount of liabilities	176	12,449	12,625
Gross amounts not offset:
Cash collateral	(91)	–	(91)
Non-cash collateral (2)	(85)	–	(85)
Net amount	$–	$12,449	$12,449

(1) Excludes excess non-cash collateral received of $791 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $29 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
DAC, VOBA and DSI
Variable Annuities	$4,240	$4,104
Fixed Annuities	477	423
Traditional Life	1,208	1,329
UL and Other	6,219	6,146
Group Protection	178	136
Retirement Plan Services	308	288
Other Operations	7	–
Total DAC, VOBA and DSI	$12,637	$12,426

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
DFEL
Variable Annuities	$282	$293
UL and Other (1)	7,266	6,406
Other Operations (2)	57	51
Total DFEL	$7,605	$6,750

(1) We reported $2.6 billion and $2.4 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2025 and 2024, respectively.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $57 million and $51 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2025 and 2024, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,959	$393	$1,294	$5,754	$136	$246
Business acquired (sold) through
reinsurance	–	–	(19)	–	(4)	–
Deferrals	570	124	42	424	143	20
Amortization	(422)	(65)	(137)	(314)	(97)	(19)
Balance as of end-of-year	$4,107	$452	$1,180	$5,864	$178	$247

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,868	$421	$1,332	$5,709	$154	$244
Business acquired (sold) through
reinsurance	–	–	–	(73)	(38)	–
Deferrals	454	44	107	420	134	21
Amortization	(363)	(72)	(145)	(302)	(114)	(19)
Balance as of end-of-year	$3,959	$393	$1,294	$5,754	$136	$246

DAC amortization expense of $1.1 billion, $1.0 billion and $992 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2025
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$13	$35	$366
Deferrals	–	–	1
Amortization	(2)	(7)	(37)
Balance as of end-of-year	$11	$28	$330

	For the Year Ended December 31, 2024
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$15	$42	$402
Deferrals	–	–	2
Amortization	(2)	(7)	(38)
Balance as of end-of-year	$13	$35	$366

VOBA amortization expense of $46 million, $47 million and $53 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2025, was as follows:

2026	$36
2027	31
2028	26
2029	22
2030	20

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$145	$17	$26	$42
Deferrals	1	–	–	20
Amortization	(13)	(3)	(1)	(1)
Balance as of end-of-year	$133	$14	$25	$61

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$157	$20	$28	$26
Deferrals	2	–	1	17
Amortization	(14)	(3)	(3)	(1)
Balance as of end-of-year	$145	$17	$26	$42

DSI amortization expense of $18 million, $21 million and $21 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$293	$6,406	$300	$5,579
Deferrals	15	1,222	19	1,114
Amortization	(26)	(362)	(26)	(287)
Balance as of end-of-year	282	7,266	293	6,406
Less: Reinsurance recoverables	–	2,563	–	2,436
Balance as of end-of-year, net of reinsurance	$282	$4,703	$293	$3,970

DFEL amortization of $388 million, $313 million and $290 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2025	2024	2023
Direct insurance premiums and fee income	$14,385	$14,052	$13,661
Reinsurance assumed	34	90	91
Reinsurance ceded	(4,567)	(7,790)	(5,168)
Total insurance premiums and fee income	$9,852	$6,352	$8,584

Direct insurance benefits	$10,856	$10,845	$10,178
Reinsurance ceded	(5,405)	(8,745)	(5,150)
Total benefits	$5,451	$2,100	$5,028

Direct market risk benefit (gain) loss	$(350)	$(2,819)	$(2,309)
Reinsurance ceded	127	1,881	1,174
Total market risk benefit (gain) loss	$(223)	$(938)	$(1,135)

Direct policyholder liability remeasurement (gain) loss	$(154)	$35	$(234)
Reinsurance ceded	55	(55)	67
Total policyholder liability remeasurement (gain) loss	$(99)	$(20)	$(167)

We and LLANY cede insurance to other companies. The portion of our life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek annuity and life reinsurance coverage to limit our exposure to mortality losses and/or to enhance our capital and risk management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2025, the policy for our reinsurance program was to retain no more than $20 million on a single insured life, with the retention on most policies being significantly below that. As the amount we retain varies by policy, we reinsured 25% of the mortality risk on newly issued life insurance contracts in 2025.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Significant reinsurance agreements are discussed below.

LPINE

Effective June 30, 2024, we entered into a reinsurance agreement with Lincoln Pinehurst Reinsurance Company (Bermuda) Limited (“LPINE”), an affiliated reinsurer with reciprocal jurisdiction status in Indiana as of August 8, 2025, to reinsure certain blocks of in-force group protection and fixed annuity products (“Initial LPINE Treaty”). Effective December 31, 2024, the Initial LPINE Treaty was amended to cede additional fixed annuity products and to open the treaty to reinsure the flow of new fixed annuity policies. Effective July 1, 2025, we amended the Initial LPINE Treaty again to cede an additional block of group protection business.

The Initial LPINE Treaty was structured as coinsurance with funds withheld. As significant insurance risk was transferred for the block of group protection products, amounts recoverable from LPINE were $3.9 billion and $3.7 billion as of December 31, 2025 and 2024, respectively. We reported a deferred loss of $37 million and $14 million as of December 31, 2025 and 2024, respectively. Fixed annuities are not life-contingent and do not contain significant insurance risk; therefore, we reported deposit assets of $9.6 billion and $7.9 billion as of December 31, 2025 and 2024, respectively. In this coinsurance with funds withheld reinsurance agreement, we as the ceding company withhold, and therefore retain, the assets backing the reserves and deposit assets.

Effective January 1, 2025, we entered into a second treaty with LPINE to cede the flow of new level term life insurance policies.

We held investments with a carrying value of $13.7 billion and $11.5 billion in support of reserves associated with the LPINE agreement in a funds withheld arrangement as of December 31, 2025 and 2024, respectively, which consisted of the following (in millions):

	As of December 31,
	2025	2024
Fixed maturity AFS securities	$11,272	$9,287
Mortgage loans on real estate	2,115	1,941
Derivative investments	218	190
Accrued investment income	118	97
Total	$13,723	$11,515

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. Effective October 1, 2023, we entered into an agreement with LNBAR that was structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $14.1 billion and $14.2 billion as of December 31, 2025 and 2024, respectively. We reported a deferred gain on the transaction of $3.9 billion and $4.1 billion as of December 31, 2025 and 2024, respectively. We amortized $174 million and $159 million of the deferred gain during 2025 and 2024, respectively. We held other investments and cash and invested cash with a carrying value of $1.5 billion and $1.4 billion as of December 31, 2025 and 2024, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $12.8 billion and $12.2 billion as of December 31, 2025 and 2024, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Reinsurance Company Ltd. (“Fortitude Re”), an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2025.

The agreement between us and Fortitude Re was structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.6 billion as of December 31, 2025 and 2024. We reported a deferred loss on the transaction of $2.5 billion and $2.6 billion as of December 31, 2025 and 2024, respectively. We amortized $92 million and $90 million of the deferred loss during 2025 and 2024, respectively. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we reported deposit assets for these contracts of $2.4 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement was structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.8 billion and $4.9 billion as of December 31, 2025 and 2024, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.6 billion and $3.8 billion as of December 31, 2025 and 2024, respectively.

Commonwealth

Effective January 15, 2020, we entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to reinsure fixed annuity products, which resulted in a net deposit asset of $11.5 billion and $9.5 billion as of December 31, 2025 and 2024, respectively. Commonwealth has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $11.6 billion and $9.0 billion as of December 31, 2025 and 2024, respectively.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $8.1 billion and $8.4 billion as of December 31, 2025 and

2024, respectively. Protective has funded trusts, the balances of which change as a result of ongoing reinsurance activity, to support the business ceded, that totaled $9.3 billion and $9.9 billion as of December 31, 2025 and 2024, respectively.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $1.7 billion and $2.1 billion as of December 31, 2025 and 2024, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2025	2024
Fixed maturity AFS securities	$124	$142
Trading securities	1,121	1,385
Equity securities	43	42
Mortgage loans on real estate	199	232
Derivative investments	24	46
Other investments	56	54
Cash and invested cash	100	147
Accrued investment income	14	18
Other assets	2	1
Total	$1,683	$2,067

The portfolio was supported by $47 million of over-collateralization and a $50 million LOC as of December 31, 2025. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $18 million, $26 million and $33 million of the gain during 2025, 2024 and 2023, respectively.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.4 billion and $1.3 billion as of December 31, 2025 and 2024, respectively. Swiss Re has funded a trust, with a balance of $597 million and $617 million as of December 31, 2025 and 2024, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Hannover Life

Effective October 1, 2023, we entered into a reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) Ltd. (“Hannover Life”) to reinsure certain group annuity contracts, which resulted in net deposit asset of $4.5 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $91 million and $95 million as of December 31, 2025 and 2024, respectively.

8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2025
	Gross Goodwill as of Beginning-of-Year	Accumulated Impairment as of Beginning-of-Year	Net Goodwill as of Beginning-of-Year	Impairment	Net Goodwill as of End-of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning-of-Year	Accumulated Impairment as of Beginning-of-Year	Net Goodwill as of Beginning-of-Year	Impairment	Net Goodwill as of End-of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

2025, 2024 and 2023 Analysis

As of October 1, 2025, 2024 and 2023, respectively, we performed our annual goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2025		As of December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$79	$100	$75
Group Protection:
VOCRA	576	205	576	175
VODA	31	17	31	15
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$301	$712	$265

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2025, was as follows:

2026	$37
2027	37
2028	37
2029	35
2030	35
Thereafter	225

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2025			As of December 31, 2024
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$4,655	$940	$(3,715)	$4,737	$933	$(3,804)
Fixed Annuities	51	175	124	78	110	32
Retirement Plan Services	47	3	(44)	45	3	(42)
Total MRBs	$4,753	$1,118	$(3,635)	$4,860	$1,046	$(3,814)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(3,804)	$32	$(42)	$(2,180)	$32	$(30)
Less: Effect of cumulative changes in
non-performance risk	(153)	(33)	–	(1,299)	(58)	(4)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(3,651)	65	(42)	(881)	90	(26)
Issuances	14	–	–	6	–	–
Attributed fees collected	1,481	30	8	1,520	31	8
Benefit payments	(26)	–	–	(34)	–	–
Effect of changes in interest rates	(520)	32	(7)	(1,918)	(70)	(18)
Effect of changes in equity markets	(1,962)	(8)	(7)	(2,277)	(16)	(8)
Effect of changes in equity index volatility	66	7	–	(88)	(5)	–
In-force updates and other changes in MRBs (1)	470	19	3	213	6	8
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	37	15	(1)	7	11	–
Effect of changes in other future expected
assumptions (2)	10	–	1	(199)	18	(6)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(4,081)	160	(45)	(3,651)	65	(42)
Effect of cumulative changes in
non-performance risk	366	(36)	1	(153)	(33)	–
Balance as of end-of-year	(3,715)	124	(44)	(3,804)	32	(42)
Less: Ceded MRB assets (liabilities)	(2,854)	–	(11)	(2,736)	–	(13)
Balance as of end-of-year, net of reinsurance	$(861)	$124	$(33)	$(1,068)	$32	$(29)

Weighted-average age of policyholders (years)	73	70	63	73	70	63
Net amount at risk (3)	$1,639	$354	$2	$1,962	$240	$3

(1)    Consists primarily of changes in MRB assets and liabilities due to the impact of changes in actual to expected policyholder behavior and aggregation impacts related to fund performance and other assumptions.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Variable Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by updates to policyholder behavior and capital market assumptions and other items, partially offset by model enhancements and updates to separate account fee assumptions. For the year ended December 31, 2025, Fixed Annuities and Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions. For the year ended December 31, 2024, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to policyholder GLB utilization assumptions. Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 14 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2025	2024
Mutual funds and collective investment trusts:
Equity funds:
Domestic	$84,274	$77,740
International	18,262	16,282
Other equity funds	1,505	1,403
Balanced funds	46,561	45,683
Bond funds	24,164	23,399
Money market funds	2,096	1,931
Other funds	1,491	1,321
Exchange-traded funds	323	336
Fixed maturity AFS securities	164	161
Cash and invested cash	35	12
Other investments	1,217	170
Total separate account assets	$180,092	$168,438

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$122,945	$117,998
UL and Other	34,038	28,841
Retirement Plan Services	23,047	21,541
Other Operations (1)	62	58
Total separate account liabilities	$180,092	$168,438

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreement with Protective ($53 million and $49 million as of December 31, 2025 and 2024, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$117,998	$28,841	$21,541	$113,356	$25,150	$19,699
Gross deposits	6,034	2,646	2,282	4,765	1,483	2,302
Withdrawals	(16,524)	(867)	(3,746)	(14,074)	(477)	(3,378)
Policyholder assessments	(2,650)	(1,000)	(186)	(2,639)	(995)	(182)
Change in market performance	15,922	4,600	3,242	15,548	3,876	3,072
Net transfers from (to) general account	2,165	(182)	(86)	1,042	(196)	28
Balance as of end-of-year	$122,945	$34,038	$23,047	$117,998	$28,841	$21,541

Cash surrender value	$121,531	$31,613	$23,033	$116,612	$26,435	$21,526

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$40,060	$35,267
Fixed Annuities	28,710	25,941
UL and Other	35,663	36,242
Retirement Plan Services	23,843	23,619
Other (1)	7,628	4,749
Total policyholder account balances	$135,904	$125,818

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($3.5 billion and $4.4 billion as of December 31, 2025 and 2024, respectively) and funding agreements ($3.7 billion and none as of December 31, 2025 and 2024, respectively). See “Funding Agreements” below for more information.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$35,267	$25,941	$36,242	$23,619
Gross deposits	6,450	4,698	3,544	4,065
Withdrawals	(2,777)	(3,085)	(1,479)	(5,071)
Policyholder assessments	(3)	(59)	(4,412)	(17)
Net transfers from (to) separate account	(1,517)	–	183	540
Interest credited	838	929	1,430	707
Change in fair value of embedded derivative
instruments and other	1,802	286	155	–
Balance as of end-of-year	$40,060	$28,710	$35,663	$23,843

Weighted-average crediting rate	2.3%	3.4%	4.0%	3.0%
Net amount at risk (1)(2)	$1,639	$354	$290,111	$2
Cash surrender value	38,706	27,418	31,329	23,806

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$29,141	$25,330	$36,784	$23,784
Gross deposits	4,756	4,226	3,605	3,407
Withdrawals	(1,321)	(4,825)	(1,438)	(4,495)
Policyholder assessments	(1)	(61)	(4,480)	(14)
Net transfers from (to) separate account	(477)	–	196	251
Interest credited	695	802	1,459	686
Change in fair value of embedded derivative
instruments and other	2,474	469	116	–
Balance as of end-of-year	$35,267	$25,941	$36,242	$23,619

Weighted-average crediting rate	2.1%	3.1%	4.0%	2.9%
Net amount at risk (1)(2)	$1,962	$240	$295,984	$3
Cash surrender value	34,018	24,845	31,992	23,586

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2025
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	4	9
2.01% - 3.00%	464	–	–	–	–	464
3.01% - 4.00%	1,115	–	–	–	–	1,115
4.01% and above	5	–	–	–	–	5
Other (1)	–	–	–	–	–	38,467
Total	$1,589	$–	$–	$–	$4	$40,060

Fixed Annuities
Up to 1.00%	$123	$768	$393	$133	$2,212	$3,629
1.01% - 2.00%	188	210	120	70	8,221	8,809
2.01% - 3.00%	1,282	104	1	2	59	1,448
3.01% - 4.00%	812	–	–	–	–	812
4.01% and above	157	–	–	–	–	157
Other (1)	–	–	–	–	–	13,855
Total	$2,562	$1,082	$514	$205	$10,492	$28,710

UL and Other
Up to 1.00%	$256	$–	$239	$36	$753	$1,284
1.01% - 2.00%	529	–	–	–	2,711	3,240
2.01% - 3.00%	6,309	10	178	–	–	6,497
3.01% - 4.00%	13,918	–	1	–	–	13,919
4.01% and above	3,463	–	–	–	–	3,463
Other (1)	–	–	–	–	–	7,260
Total	$24,475	$10	$418	$36	$3,464	$35,663

Retirement Plan Services
Up to 1.00%	$622	$441	$708	$3,449	$6,919	$12,139
1.01% - 2.00%	481	814	1,711	467	561	4,034
2.01% - 3.00%	1,694	27	496	3	–	2,220
3.01% - 4.00%	3,825	98	7	10	–	3,940
4.01% and above	1,510	–	–	–	–	1,510
Total	$8,132	$1,380	$2,922	$3,929	$7,480	$23,843

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	3	–	–	–	7	10
2.01% - 3.00%	511	–	–	–	–	511
3.01% - 4.00%	1,231	–	–	–	–	1,231
4.01% and above	8	–	–	–	–	8
Other (1)	–	–	–	–	–	33,507
Total	$1,753	$–	$–	$–	$7	$35,267

Fixed Annuities
Up to 1.00%	$298	$801	$540	$255	$2,319	$4,213
1.01% - 2.00%	235	174	150	218	4,728	5,505
2.01% - 3.00%	1,570	27	1	2	37	1,637
3.01% - 4.00%	1,518	–	–	–	–	1,518
4.01% and above	170	–	–	–	–	170
Other (1)	–	–	–	–	–	12,898
Total	$3,791	$1,002	$691	$475	$7,084	$25,941

UL and Other
Up to 1.00%	$264	$–	$226	$122	$486	$1,098
1.01% - 2.00%	543	–	–	–	2,974	3,517
2.01% - 3.00%	6,600	10	151	–	–	6,761
3.01% - 4.00%	14,725	–	1	–	–	14,726
4.01% and above	3,564	–	–	–	–	3,564
Other (1)	–	–	–	–	–	6,576
Total	$25,696	$10	$378	$122	$3,460	$36,242

Retirement Plan Services
Up to 1.00%	$524	$305	$735	$3,332	$5,551	$10,447
1.01% - 2.00%	470	1,001	1,890	942	588	4,891
2.01% - 3.00%	2,195	28	85	1	–	2,309
3.01% - 4.00%	4,272	111	8	12	–	4,403
4.01% and above	1,569	–	–	–	–	1,569
Total	$9,030	$1,445	$2,718	$4,287	$6,139	$23,619

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, non-life contingent payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

Funding Agreements

The following summarizes the types of funding agreements issued by us:

FABN Program

We established a $5.0 billion FABN program in 2024 pursuant to which we may issue unsecured funding agreements to an unaffiliated and unconsolidated special purpose statutory trust (the “Trust”) that will then issue medium-term notes for which payment of interest and principal is secured by such funding agreement. We had funding agreements issued under the program totaling $1.5 billion as of December 31, 2025, compared to none as of December 31, 2024, with original maturities ranging from three to five years.

FABR Funding Agreements

We may issue funding agreements in connection with FABRs. Under an FABR, an unaffiliated and unconsolidated special-purpose entity enters into a repurchase agreement with a bank and uses the proceeds of the repurchase agreement to purchase funding agreements from us that are secured by portfolios of assets pledged to the special-purpose entity. We had secured funding agreements issued totaling $800 million as of December 31, 2025, compared to none as of December 31, 2024, with original maturities of five years. See “Assets Pledged as Collateral” in Note 3 for information on pledged assets.

FHLB Funding Agreements

We are a member of the FHLB of Indianapolis (“FHLBI”) and, through membership, have the ability to issue funding agreements. We had FHLB funding agreements outstanding of $1.5 billion as of December 31, 2025, compared to none as of December 31, 2024, with original maturities of one year or less. The funding agreements are secured by a portfolio of assets pledged to the FHLB. See “Assets Pledged as Collateral” in Note 3 for information on pledged assets.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Payout Annuities (1)	$2,036	$2,008
Traditional Life (1)	3,521	3,504
Group Protection (2)	5,836	5,628
UL and Other (3)	18,597	16,663
Other Operations (4)	9,076	8,958
Other (5)	3,294	3,241
Total future contract benefits	$42,360	$40,002

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.4 billion as of December 31, 2025 and 2024) and Swiss Re ($1.9 billion and $1.7 billion as of December 31, 2025 and 2024, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts, primarily related to participating traditional life insurance contracts and incurred but not reported and in course of settlement life insurance liabilities, and are excluded from the following tables.

LFPB

The LFPB represents reserves associated with our limited payment life-contingent annuities and non-participating traditional life insurance contracts (i.e., term insurance). The reserve is the net of present value of expected future policy benefits less present value of expected net premiums as summarized in the following table (in millions, except years):

	As of or For the Year Ended December 31, 2025		As of or For the Year Ended December 31, 2024
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$5,751	$–	$6,084
Less: Effect of cumulative changes in discount
rate assumptions	–	(277)	–	(152)
Beginning balance at original discount rate	–	6,028	–	6,236
Effect of changes in cash flow assumptions (1)	–	(396)	–	(3)
Effect of actual variances from expected experience (2)	–	(38)	–	(45)
Adjusted balance as of beginning-of-year	–	5,594	–	6,188
Issuances	–	282	–	361
Interest accrual	–	233	–	245
Net premiums collected	–	(728)	–	(766)
Flooring impact of LFPB	–	(3)	–	–
Ending balance at original discount rate	–	5,378	–	6,028
Effect of cumulative changes in discount rate assumptions	–	(92)	–	(277)
Balance as of end-of-year	$–	$5,286	$–	$5,751

Present Value of Expected Future Policy Benefits
Balance as of beginning-of-year	$2,008	$9,255	$2,084	$9,637
Less: Effect of cumulative changes in discount
rate assumptions	(251)	(446)	(187)	(202)
Beginning balance at original discount rate (3)	2,259	9,701	2,271	9,839
Effect of changes in cash flow assumptions (1)	(8)	(557)	–	(105)
Effect of actual variances from expected experience (2)	(13)	(31)	3	(68)
Adjusted balance as of beginning-of-year	2,238	9,113	2,274	9,666
Issuances	98	282	102	361
Interest accrual	88	368	87	380
Benefit payments	(206)	(802)	(204)	(706)
Ending balance at original discount rate (3)	2,218	8,961	2,259	9,701
Effect of cumulative changes in discount rate assumptions	(182)	(154)	(251)	(446)
Balance as of end-of-year	$2,036	$8,807	$2,008	$9,255

Net balance as of end-of-year	$2,036	$3,521	$2,008	$3,504
Less: Reinsurance recoverables	1,451	179	1,488	217
Net balance as of end-of-year, net of reinsurance	$585	$3,342	$520	$3,287

Weighted-average duration of future policyholder
benefit liability (years)	8	9	9	9
(1) The cash flow assumption impact to the liability is calculated as the present value of expected future policy benefits less the present value of expected net premiums. For the years ended December 31, 2025 and 2024, the Traditional Life net effect of changes in cash flow assumptions gross of reinsurance reduced the liability by $161 million and $102 million, respectively, primarily associated with favorable updates to mortality assumptions. See “Effect of Annual Assumption Review” below for more information.
(2) For the year ended December 31, 2025, the Traditional Life actual to expected reserve impact on expected net premiums was attributable primarily to mortality and policyholder behavior, which unfavorably impacted the liability by $22 million and $16 million, respectively; and the actual to expected reserve impact on expected future policy benefits was attributable primarily to policyholder behavior and mortality, which favorably impacted the liability by $17 million and $14 million, respectively. For the year ended December 31, 2024, the Traditional Life actual to expected reserve impact on expected net premiums was attributable primarily to mortality, which unfavorably impacted the liability by $60 million, which was partially offset by $15 million primarily related to policyholder behavior; and the actual to expected reserve impact on expected future policy benefits was attributable primarily to mortality, which favorably impacted the liability by $96 million, which was partially offset by $28 million primarily related to policyholder behavior. For the years ended December 31, 2025 and 2024, Payout Annuities did not have any significantly different actual experience compared to expected.
(3) Includes deferred profit liability within Payout Annuities of $92 million, $62 million and $56 million as of December 31, 2025, 2024 and 2023, respectively.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality and policyholder behavior assumptions.

For the year ended December 31, 2024, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder behavior assumptions.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,271	2,036	3,427	2,008
Traditional Life
Expected future gross premiums	12,735	8,869	13,498	9,075
Expected future benefit payments	12,655	8,807	13,857	9,255

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Payout Annuities
Gross premiums	$99	$108	$116
Interest accretion	88	87	86
Traditional Life
Gross premiums	1,184	1,189	1,183
Interest accretion	135	135	128

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Payout Annuities
Interest accretion rate	4.0%	4.0%
Current discount rate	5.1%	5.4%
Traditional Life
Interest accretion rate	4.9%	4.9%
Current discount rate	4.7%	5.1%

Liability for Future Claims

The liability for future claims represents reserves associated with our group long-term disability and life waiver products. The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$5,628	$5,689
Less: Effect of cumulative changes in discount
rate assumptions	(550)	(490)
Beginning balance at original discount rate	6,178	6,179
Effect of changes in cash flow assumptions	(66)	(2)
Effect of actual variances from expected
experience (1)	(242)	(345)
Adjusted beginning-of-year balance	5,870	5,832
New incidence	1,574	1,641
Interest	195	181
Benefit payments	(1,440)	(1,476)
Ending balance at original discount rate	6,199	6,178
Effect of cumulative changes in discount
rate assumptions	(363)	(550)
Balance as of end-of-year	5,836	5,628
Less: Reinsurance recoverables	3,975	3,771
Balance as of end-of-year, net of reinsurance	$1,861	$1,857

Weighted-average duration of liability for future
claims (years)	5	5

(1) Generally, the experience exhibited for the Group Protection business relates to morbidity and, to a lesser extent, mortality. Group Protection long-duration products have limited exposure to lapse risk, as the liabilities for future claims are limited to those associated with claim reserves. For the years ended December 31, 2025 and 2024, morbidity comprised substantially all of the favorable effect of actual variances from expected experience, as our claims experience was more favorable than assumed.

Effect of Annual Assumption Review

For the year ended December 31, 2025, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to the claim termination rate assumption, partially offset by updates to social security and incurred assumptions.

For the year ended December 31, 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,506	$5,836	$7,368	$5,628

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Group Protection
Gross premiums	$3,719	$3,563	$3,549
Interest accretion	195	181	159

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Group Protection
Interest accretion rate	3.6%	3.3%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

Additional liabilities for other insurance benefits represent reserves associated with our UL and VUL contracts with secondary guarantees, including MoneyGuard®. The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$16,663	$15,752
Less: Effect of cumulative changes in shadow
balance in AOCI	(1,515)	(853)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	18,178	16,605
Effect of changes in cash flow assumptions	120	207
Effect of actual variances from expected
experience (1)(2)	190	288
Adjusted beginning-of-year balance	18,488	17,100
Interest accrual	923	841
Net assessments collected	1,348	1,288
Benefit payments	(1,076)	(1,051)
Balance as of end-of-year, excluding
shadow balance in AOCI	19,683	18,178
Effect of cumulative changes in shadow
balance in AOCI	(1,086)	(1,515)
Balance as of end-of-year	18,597	16,663
Less: Reinsurance recoverables	11,789	10,748
Balance as of end-of-year, net of reinsurance	$6,808	$5,915

Weighted-average duration of additional liabilities
for other insurance benefits (years)	16	16

(1) For the years ended December 31, 2025 and 2024, the actual to expected reserve impact was attributable primarily to mortality, which unfavorably impacted the liability by $201 million and $273 million, respectively.
(2) For the years ended December 31, 2025 and 2024, the effect of actual variances from expected experience, net of reinsurance, was $93 million and $157 million, respectively.

Effect of Annual Assumption Review

For the year ended December 31, 2025, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder behavior assumptions, partially offset by updates to the morbidity assumption.

For the year ended December 31, 2024, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder behavior and mortality assumptions that were partially offset by updates to capital market assumptions

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
UL and Other
Gross assessments	$3,159	$3,093	$1,221
Interest accretion	923	841	765

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
UL and Other
Interest accretion rate	5.5%	5.4%

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2025	2024
Short-Term Debt
Short-term debt (1)	$–	$24
Total short-term debt	$–	$24

Long-Term Debt, Excluding Current Portion
6.03% surplus note, due 2028 (2)(3)	$750	$750
6.56% surplus note, due 2028 (2)(3)	500	500
SOFR + 111 bps surplus note, due 2028 (2)(4)	–	71
SOFR + 226 bps surplus note, due 2028 (5)	–	522
SOFR + 200 bps surplus note, due 2035 (2)(6)	30	30
SOFR + 155 bps surplus note, due 2037 (2)(6)	25	25
4.20% surplus note, due 2037 (2)(6)	50	50
SOFR + 100 bps surplus note, due 2037 (2)(4)	–	154
4.225% surplus note, due 2037 (2)(6)	28	28
4.00% surplus note, due 2037 (2)(6)	30	30
4.50% surplus note, due 2038 (2)(6)	13	13
Total long-term debt	$1,426	$2,173

(1)    The short-term debt represents short-term notes payable to LNC related to the cash management agreement.
(2)    Surplus note issued to LNC.
(3)    Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds the surplus as of the date of note issuance, and subject to approval by the Commissioner.
(4)    In October 2025, we executed the right to repay the surplus notes due 2028 and 2037 in whole totaling $71 million and $154 million, respectively, to LNC due to the restructuring of certain captive reinsurance subsidiaries. See Note 19 for additional information.
(5)    In October 2025, the surplus note was canceled due to the restructuring of certain captive reinsurance subsidiaries. See Notes 19 and 24 for additional information.
(6)    Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Future principal payments due on long-term debt (in millions) as of December 31, 2025, were as follows:

2026	$–
2027	–
2028	1,250
2029	–
2030	–
Thereafter	176
Total	$1,426

Credit Facility

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business. As of December 31, 2025, we had $3 million of LOCs issued and no amount was drawn on the issued LOCs.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2025, LNC was in compliance with all such covenants.

LOCs

On October 1, 2025, LNC terminated its LOC facility agreements set to expire in 2031 as a result of restructuring certain captive reinsurance subsidiaries effective October 1, 2025. See Note 19 for additional information.

14. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$56,426	$7,297	$63,723
U.S. government bonds	848	19	–	867
State and municipal bonds	–	1,965	–	1,965
Foreign government bonds	–	223	–	223
RMBS	–	1,965	–	1,965
CMBS	–	2,338	85	2,423
ABS	–	12,594	3,584	16,178
Hybrid and redeemable preferred securities	31	128	83	242
Trading securities	–	1,331	329	1,660
Equity securities (1)	233	234	28	495
Mortgage loans on real estate	–	–	199	199
Derivative investments (2)	–	16,001	28	16,029
Other investments – short-term investments	–	193	1	194
MRB assets	–	–	4,753	4,753
Other assets:
Ceded MRBs	–	–	19	19
Indexed annuity ceded embedded derivatives	–	–	2,482	2,482
LPR ceded derivative	–	–	202	202
Separate account assets	383	179,709	–	180,092
Total assets	$1,495	$273,126	$19,090	$293,711

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(15,115)	$(15,115)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	358	(156)	202
MRB liabilities	–	–	(1,118)	(1,118)
Other liabilities:
Ceded MRBs	–	–	(2,884)	(2,884)
Derivative liabilities (2)	–	(6,008)	(136)	(6,144)
Total liabilities	$–	$(5,650)	$(19,409)	$(25,059)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$54,945	$6,888	$61,833
U.S. government bonds	370	20	–	390
State and municipal bonds	–	2,148	–	2,148
Foreign government bonds	–	233	–	233
RMBS	–	1,702	1	1,703
CMBS	–	1,575	8	1,583
ABS	–	11,677	2,092	13,769
Hybrid and redeemable preferred securities	47	131	63	241
Trading securities	–	1,746	259	2,005
Equity securities	28	232	34	294
Mortgage loans on real estate	–	–	232	232
Derivative investments (2)	–	13,728	3	13,731
Other investments – short-term investments	–	369	23	392
MRB assets	–	–	4,860	4,860
Other assets:
Ceded MRBs	–	–	14	14
Indexed annuity ceded embedded derivatives	–	–	1,970	1,970
LPR ceded derivative	–	–	190	190
Separate account assets	391	168,047	–	168,438
Total assets	$836	$256,553	$16,637	$274,026

Liabilities
Policyholder account balances – RILA,
fixed annuity and IUL contracts	$–	$–	$(12,449)	$(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	787	(59)	728
MRB liabilities	–	–	(1,046)	(1,046)
Other liabilities:
Ceded MRBs	–	–	(2,763)	(2,763)
Derivative liabilities (2)	–	(4,256)	(139)	(4,395)
Total liabilities	$–	$(3,469)	$(16,456)	$(19,925)

(1) Total investments included in the fair value hierarchy exclude certain closed-end funds that are measured at estimated fair value using the NAV per share (or its equivalent) practical expedient. The estimated fair value of such investments was $134 million as of December 31, 2025.
(2) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2025
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,888	$(63)	$19	$(238)	$691	$7,297
RMBS	1	–	1	67	(69)	–
CMBS	8	–	–	84	(7)	85
ABS	2,092	(29)	55	1,651	(185)	3,584
Hybrid and redeemable preferred
securities	63	–	1	19	–	83
Trading securities	259	7	–	35	28	329
Equity securities	34	(9)	–	1	2	28
Mortgage loans on real estate	232	(3)	4	(34)	–	199
Other investments – short-term investments	23	–	–	(22)	–	1
Other assets:
Ceded MRBs (3)	14	5	–	–	–	19
Indexed annuity ceded embedded
derivatives (4)	1,970	222	–	290	–	2,482
LPR ceded derivative (5)	190	12	–	–	–	202
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(12,449)	(2,237)	–	(429)	–	(15,115)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	(59)	(97)	–	–	–	(156)
Other liabilities:
Ceded MRBs (3)	(2,763)	(121)	–	–	–	(2,884)
Derivative liabilities, net	(136)	24	–	4	–	(108)

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,350	$(3)	$2	$696	$(157)	$6,888
State and municipal bonds	5	–	–	–	(5)	–
RMBS	1	–	–	–	–	1
CMBS	8	–	–	19	(19)	8
ABS	1,476	2	23	980	(389)	2,092
Hybrid and redeemable preferred
securities	48	–	3	12	–	63
Trading securities	272	2	–	(18)	3	259
Equity securities	36	(3)	–	–	1	34
Mortgage loans on real estate	288	9	1	(66)	–	232
Other investments – short-term investments	–	–	–	13	10	23
Other assets:
Ceded MRBs (3)	274	(260)	–	–	–	14
Indexed annuity ceded embedded
derivatives (4)	940	227	–	803	–	1,970
LPR ceded derivative (5)	206	(16)	–	–	–	190
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(9,077)	(3,059)	–	(313)	–	(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	–	(59)	–	–	–	(59)
Other liabilities:
Ceded MRBs (3)	(1,149)	(1,614)	–	–	–	(2,763)
Derivative liabilities, net	36	(124)	–	3	(51)	(136)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,017	$(2)	$11	$1,345	$(21)	$6,350
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	(5)	1
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(383)	1,476
Hybrid and redeemable preferred
securities	34	–	–	(2)	16	48
Trading securities	568	17	–	(313)	–	272
Equity securities	153	(19)	–	(98)	–	36
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments, net	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2025
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,675	$(1,404)	$(6)	$(473)	$(30)	$(238)
RMBS	67	–	–	–	–	67
CMBS	99	(15)	–	–	–	84
ABS	2,287	(128)	(10)	(383)	(115)	1,651
Hybrid and redeemable preferred
securities	21	(2)	–	–	–	19
Trading securities	171	(75)	(5)	(54)	(2)	35
Equity securities	14	(13)	–	–	–	1
Mortgage loans on real estate	2	(1)	(30)	(5)	–	(34)
Other investments – short-term investments	11	–	(16)	(17)	–	(22)
Other assets – indexed annuity ceded
embedded derivatives	130	–	–	160	–	290
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,541)	–	–	1,112	–	(429)
Derivative liabilities, net	4	–	–	–	–	4

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,646	$(371)	$(2)	$(576)	$(1)	$696
CMBS	19	–	–	–	–	19
ABS	1,438	(82)	–	(319)	(57)	980
Hybrid and redeemable preferred
securities	16	–	–	–	(4)	12
Trading securities	5	1	–	(24)	–	(18)
Equity securities	1	(1)	–	–	–	–
Mortgage loans on real estate	1	(31)	(29)	(7)	–	(66)
Other investments – short-term investments	16	–	(3)	–	–	13
Other assets – indexed annuity ceded
embedded derivatives	134	–	–	669	–	803
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,137)	–	–	824	–	(313)
Other liabilities – derivative liabilities	4	–	(1)	–	–	3

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,030	$(269)	$(34)	$(371)	$(11)	$1,345
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments, net	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)

The following summarizes changes in unrealized gains (losses) included in net income (loss) related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Trading securities (1)	$2	$–	$8
Equity securities (1)	(5)	(1)	(16)
Mortgage loans on real estate (1)	(3)	–	(8)
Derivative investments, net (1)	(35)	(121)	1
MRBs, net (2)	197	904	1,071
Other assets – LPR ceded derivative (3)	13	(16)	(6)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (1)	(97)	(59)	–
Embedded derivatives – indexed annuity
and IUL contracts, net (1)	915	1,061	(20)
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(14)	$(23)	$(6)
State and municipal bonds	–	–	3
ABS	60	(2)	9
Hybrid and redeemable preferred
securities	1	3	1
Mortgage loans on real estate	3	2	4

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2025
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$828	$(137)	$691
RMBS	–	(69)	(69)
CMBS	–	(7)	(7)
ABS	81	(266)	(185)
Trading securities	38	(10)	28
Equity securities	54	(52)	2

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$29	$(186)	$(157)
State and municipal bonds	–	(5)	(5)
CMBS	–	(19)	(19)
ABS	45	(434)	(389)
Trading securities	3	–	3
Equity securities	5	(4)	1
Other investments – short-term investments	10	–	10
Liabilities
Other liabilities – derivative liabilities	–	(51)	(51)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$158	$(179)	$(21)
RMBS	–	(5)	(5)
CMBS	12	–	12
ABS	8	(391)	(383)
Hybrid and redeemable preferred securities	16	–	16
Derivative investments	31	–	31

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2025, 2024 and 2023, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2025:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$673	Discounted cash flow	Liquidity/duration adjustment (2)	0.0%	–	6.2%	1.4%
ABS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.1%	–	1.1%	1.1%
CMBS	41	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.9%	1.8%
Hybrid and redeemable
preferred securities	40	Discounted cash flow	Liquidity/duration adjustment (2)	1.6%	–	1.9%	1.7%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,753	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	93.0%
			Claims utilization factor (5)	50.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	27.0%	15.1%
Other assets:
Ceded MRBs (11)	19
Indexed annuity
ceded embedded
derivatives	2,482	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	202	Discounted cash flow	Lapse (3)	0.1%	–	2.4%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.2%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(15,031)	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,118)	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	93.0%
			Claims utilization factor (5)	50.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	27.0%	15.1%
Other liabilities – ceded
MRBs (11)	(2,884)

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$185	Discounted cash flow	Liquidity/duration adjustment (2)	0.0%	–	3.1%	1.7%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	–	1.9%	1.9%
ABS	10	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	–	1.3%	1.3%
Hybrid and redeemable
preferred securities	19	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.9%	1.8%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,860	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	92.0%
			Claims utilization factor (5)	60.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	29.0%	14.5%
Other assets:
Ceded MRBs (11)	14
Indexed annuity
ceded embedded
derivatives	1,970	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	190	Discounted cash flow	Lapse (3)	0.1%	–	2.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.4%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(12,402)	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,046)	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	92.0%
			Claims utilization factor (5)	60.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	29.0%	14.5%
Other liabilities – ceded
MRBs (11)	(2,763)

(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.

(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.
(11) The fair value inputs for ceded MRBs are consistent with those used to value MRB assets and liabilities.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

The embedded derivative liability associated with Fortitude Re was excluded from the above table. As discussed in Note 7, this embedded derivative liability was created through a coinsurance with funds withheld reinsurance agreement where the investments supporting the reinsurance agreement were withheld by us and continue to be reported on the Consolidated Balance Sheets. This reinsurance-related embedded derivative is valued as a total return swap with reference to the fair value of the investments held by us. Accordingly, the unobservable inputs utilized in the valuation of the reinsurance-related embedded derivative are a component of the investments supporting the reinsurance agreement that are reported on the Consolidated Balance Sheets.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with guaranteed death benefit (“GDB”) riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2025	2024
Fair value	$199	$232
Aggregate contractual principal	231	263

For information on current and past due composition and accruing status for loans where we have elected the fair value option, see Note 3.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$21,636	$21,636	$22,139
Other investments	–	542	5,887	6,429	6,429
Policy loans	–	2,617	–	2,617	2,617

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(36,693)	$(36,693)	$(43,774)
Policyholder account balances – funding agreements	–	(3,778)	–	(3,778)	(3,749)
Long-term debt	–	(1,476)	–	(1,476)	(1,426)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(31,132)	(31,132)	(31,132)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$19,523	$19,523	$20,940
Other investments	–	1,061	5,211	6,272	6,272
Policy loans	–	2,465	–	2,465	2,465

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(29,689)	$(29,689)	$(39,137)
Short-term debt	–	(24)	–	(24)	(24)
Long-term debt	–	(2,164)	–	(2,164)	(2,173)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(27,538)	(27,538)	(27,538)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on internal quality rating, maturity and future income. The ratings for mortgages in good standing are based on occupancy, debt-service coverage, LTV, and forecasted tenancy. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 3 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also include FHLB stock, which is carried at cost and periodically evaluated for impairment based on ultimate recovery of par value, and the investments in COLI, which are recorded at cash surrender value and not required to be included in the table above. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policyholder Account Balances – Certain Investment Contracts and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances – Funding Agreements

The fair value of funding agreements issued under the FABN program is based on quoted market prices. The fair value of secured funding agreements issued under FABRs and funding agreements issued to FHLB is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of funding agreements are classified as Level 2 within the fair value hierarchy. For more information on funding agreements, see Note 11.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

15. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants, and we participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We also sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents, and we participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. These retirement plans are not material to the Company’s results of operations, financial condition or cash flows for the three years ended December 31, 2025.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $105 million, $110 million and $114 million, for the years ended December 31, 2025, 2024 and 2023, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $50 million, $39 million and $22 million for the years ended December 31, 2025, 2024 and 2023, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2025	2024
Total liabilities (1)	$841	$769
Investments dedicated to fund liabilities (2)	287	258

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

16. Stock-Based Incentive Compensation Plans

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Stock options	$2	$5	$7
Performance shares	23	7	12
RSUs	51	49	40
Total	$76	$61	$59

Recognized tax benefit	$13	$10	$9

17. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, tax authorities and other regulatory bodies regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, securities laws, tax laws, laws governing the activities of broker-dealers and registered investment advisers and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2025.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2025, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $150 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a provisional settlement agreement that encompasses policies that are at issue in this case, which also includes all policies at issue in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. On June 16, 2025, the court granted final approval of the provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). As of December 31, 2025, the total provisional settlement amount of $147.5 million, pre-tax, remains accrued.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the Glover provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski).

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, No. 17-cv-02592-GJP (E.D. Pa.), filed on February 1, 2017; Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, No. 2:23-cv-2251-GJP (E.D. Pa.), filed on April 20, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on June 12, 2023); and Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, No. 2:24-cv-00053-GJP, filed on November 17, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on January 4, 2024) are consolidated civil actions pending in the Eastern District of Pennsylvania. In each case other than Crayne, plaintiffs purport to own universal life insurance policies or interests in universal life insurance policies originally issued by Jefferson-Pilot (now LNL). In Crayne, plaintiffs purport to own litigation claims concerning universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs in each case allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 (or, in Brighton Trustees, in 2016 and 2017). We are vigorously defending these consolidated matters.

Other Litigation

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Kelly Grink v. Virtua Health and Lincoln National Corporation et al., No. 1:24-cv-09919, is a putative class action filed on October 18, 2024, in the U.S. District Court for the District of New Jersey. On March 7, 2025, plaintiffs filed an amended complaint which, inter alia, added an additional named plaintiff (Steven Molnar) and additional named defendants, including Lincoln Retirement Services Company, LLC, and

[The] Lincoln National Life Insurance Company. Plaintiffs Kelly Grink, Diane Trump and Steven Molnar are participants in Virtua Health’s defined contribution plans. Plaintiffs seek to represent all current and former participants or beneficiaries of Virtua’s 401(k) savings plan and 403(b) retirement program (together, the “Plans”) who invested in the Plans’ fixed annuity option in the six years prior to the filing of this lawsuit. Lincoln offers a fixed annuity investment option to plan participants through its group annuity contract with the Plans. Lincoln also provides recordkeeping and administration services to the Plans. Plaintiffs allege that the Virtua defendants acted in breach of their fiduciary duty including by maintaining the Plans’ investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior alternatives at substantially lower cost. Plaintiffs allege that the Lincoln defendants were at all relevant times fiduciaries to the Plans and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants including the disgorgement of any profits they received as a result of the alleged breaches of fiduciary duty, together with plaintiffs’ attorney’s fees and costs, prejudgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. On April 4, 2025, the Lincoln defendants filed a motion to dismiss. On December 3, 2025, the court granted the Lincoln defendants’ motion, dismissing the Lincoln defendants from the case without prejudice. On January 22, 2026, plaintiffs filed a consent motion to file a second amended complaint and did not include any Lincoln entities as defendants in this matter. Therefore, this matter is no longer pending against Lincoln.

Maria Laurino and Ricardo Miller v. The Valley Hospital and Lincoln National Corporation and The Lincoln National Life Insurance Company, et. al., No. 2:25-cv-15263, is a putative class action lawsuit filed on September 4, 2025 in the U.S. District Court for the District of New Jersey. Plaintiffs are participants in Valley Hospital Health System Partnership Plan (the “Plan”), which is the 401(k) defined contribution plan for The Valley Hospital and affiliated entities. Plaintiffs seek to represent all current and former participants and beneficiaries in the Plan since September 4, 2019. Lincoln offers a fixed annuity investment option to Plan participants through its group annuity contract with the Plan. Lincoln also provides recordkeeping and administration services to the Plan. Plaintiffs allege that The Valley Hospital defendants acted in breach of their fiduciary duty, including by maintaining the Plan’s investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior investment alternatives, and by participating in an alleged fiduciary breach by Lincoln. Plaintiffs allege that the Lincoln defendants were fiduciaries to the Plan and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants, including the disgorgement of profits, attorney’s fees and costs, pre-judgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. On December 18, 2025, plaintiffs filed an amended complaint and did not include any Lincoln entities as defendants in this matter. Therefore, this matter is no longer pending against Lincoln.

Tax Assessment Proceeding

Lincoln National Life Insurance Company v. Township of Radnor, pending in the Court of Common Pleas of Delaware County, Pennsylvania Civil Division, No. 2022-001894, is a de novo appeal filed by LNL on March 21, 2022, regarding a September 30, 2021, Notice of Tax Assessment issued by the Township of Radnor (the “Township”) to LNL for additional business privilege tax for the years 2014-2019/2020 estimate. The assessment was based on an audit undertaken by a third-party auditor and consultant to the Township, following a periodic business review of LNL undertaken by the same individual in 2018. The assessment is comprised of taxes, interest and penalties for the period in question. LNL filed a motion for summary judgment that was denied by the court. The trial of this matter was held in the fourth quarter of 2024. On July 16, 2025, the trial court entered judgment in favor of LNL. On August 15, 2025, the Township filed a notice of appeal in the Commonwealth Court of Pennsylvania.

Reinsurance Disputes

Certain reinsurers have in the past sought, and may in the future seek, rate increases on certain yearly renewable term agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have in the past initiated, and may in the future initiate, legal proceedings against us.

State Guaranty Fund Assessments

State guaranty associations levy assessments on insurance companies doing business within their jurisdictions to cover policyholder losses from insolvent or impaired insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life & Health Insurance Guaranty Associations and the amount of premiums written in each state. We reported the undiscounted expected state guaranty fund assessment liability within other liabilities on the Consolidated Balance Sheets of $41 million and $59 million as of December 31, 2025 and 2024, respectively. The actual amount of assessments levied against us in connection with insurance company insolvencies may vary from this estimate. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. In addition, we reported the related receivable for expected future state premium tax recoveries within other assets on the Consolidated Balance Sheets of $83 million and $96 million as of December 31, 2025 and 2024, respectively. Premium tax recoveries are expected to be realized based on regulations set forth by the various state taxing authorities. The balance sheet position as of December 31, 2025 and 2024, nets to recoveries of $42 million and $37 million, respectively.

PHL Variable Insurance Company, a Connecticut-domiciled life insurer, and its subsidiaries Concord Re, Inc. and Palisado Re, Inc., (collectively, “PHL”) has been in a court-supervised rehabilitation proceeding since May 20, 2024. As reported to the Connecticut Superior Court on December 31, 2025, the Connecticut Insurance Commissioner, acting in the capacity of the rehabilitator for PHL, has determined that a rehabilitation plan is not feasible and that any resolution of PHL’s liabilities is expected to require a liquidation order with a finding of insolvency in order to trigger state guaranty association coverage. As of December 31, 2025, we have not recorded a liability specific to PHL because the amount and timing of any assessments are not reasonably estimable.

Commitments

Operating Leases

As of December 31, 2025 and 2024, we had operating lease ROU assets of $30 million and $49 million, respectively, and associated lease liabilities of $32 million and $49 million, respectively. The weighted-average discount rate was 3.8% and the weighted-average remaining lease term was three years and four years, respectively, as of December 31, 2025 and 2024. Operating lease expense for the years ended December 31, 2025, 2024 and 2023, was $30 million, $35 million and $41 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to operating leases:

	For the Years Ended December 31,
	2025	2024	2023
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease
liabilities	$32	$31	$41

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations	$1	$2	$–

Our future minimum lease payments (in millions) for operating leases as of December 31, 2025, were as follows:

2026	$15
2027	10
2028	8
2029	6
2030	1
Thereafter	–
Total future minimum lease payments	40
Less: Amount representing interest	8
Present value of minimum lease payments	$32

As of December 31, 2025, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2025 and 2024, we had $396 million and $511 million, respectively, of financing arrangements reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2025, were as follows:

2026	$229
2027	135
2028	26
2029	17
2030	12
Thereafter	10
Total future minimum lease payments	429
Less: Amount representing interest	33
Present value of minimum lease payments	$396

Vulnerability from Concentrations

As of December 31, 2025, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 3 and 7, respectively.

18. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$(3,655)	$(3,532)	$(8,526)
Unrealized holding gains (losses)	1,827	(1,294)	2,122
Change in foreign currency exchange rate adjustment	417	(219)	178
Change in future contract benefits and policyholder account balances, net of reinsurance	(814)	1,189	638
Income tax benefit (expense)	(303)	64	(650)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(58)	(173)	(3,425)
Income tax benefit (expense)	12	36	719
Balance as of end-of-year	$(2,482)	$(3,655)	$(3,532)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$402	$249	$301
Unrealized holding gains (losses)	225	38	162
Change in foreign currency exchange rate adjustment	(411)	220	(169)
Income tax benefit (expense)	40	(54)	2
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	54	64	60
Income tax benefit (expense)	(11)	(13)	(13)
Balance as of end-of-year	$213	$402	$249
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$145	$1,069	$1,739
OCI before reclassification	(517)	(1,175)	(854)
Income tax benefit (expense)	111	251	184
Balance as of end-of-year	$(261)	$145	$1,069
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$795	$645	$790
OCI before reclassification	(261)	189	(187)
Income tax benefit (expense)	55	(39)	42
Balance as of end-of-year	$589	$795	$645
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(17)	$(16)	$(17)
OCI before reclassification	4	(1)	1
Income tax benefit (expense)	(1)	–	–
Balance as of end-of-year	$(14)	$(17)	$(16)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(71)	$(182)	$(4,014)	Realized gain (loss)
Associated change in future contract benefits	13	9	589	Benefits
Reclassification before income
tax benefit (expense)	(58)	(173)	(3,425)	Income (loss) before taxes
Income tax benefit (expense)	12	36	719	Federal income tax expense (benefit)
Reclassification, net of income tax	$(46)	$(137)	$(2,706)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$–	$(3)	$(1)	Net investment income
Foreign currency contracts	57	59	54	Net investment income
Foreign currency contracts	(3)	8	7	Realized gain (loss)
Reclassification before income
tax benefit (expense)	54	64	60	Income (loss) before taxes
Income tax benefit (expense)	(11)	(13)	(13)	Federal income tax expense (benefit)
Reclassification, net of income tax	$43	$51	$47	Net income (loss)
19. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services business segments. We also have Other Operations, which includes the financial results for operations that are not directly related to the business segments. The accounting policies of the business segments and Other Operations are the same as those described in Note 1. Our business segments and Other Operations reflect the manner by which our CODM views and manages the business. Our CODM is the President. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth for its clients by providing life insurance products, including term insurance, both single (including UL, corporate-owned UL and bank-owned UL) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies. We have in-force blocks of UL and VUL products with lifetime secondary guarantees, but we no longer offer new sales of UL and VUL products with lifetime guarantees.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes the financial results for operations that are not directly related to our business segments and primarily consists of: investments related to our excess capital; corporate investments; interest expense associated with debt; expenses associated with corporate strategic initiatives; expenses associated with benefit plans; the results of certain disability income business; and our run-off Institutional Pension business in the form of group annuity contracts.

Income (loss) from operations is the internal measure used by our CODM that explains the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends by excluding items that are not necessarily indicative of current operating fundamentals or future performance, and, in most instances, decisions regarding these adjustments do not necessarily relate to the operations of the individual business segments. Income (loss) from operations is used by our CODM to evaluate financial performance, to assess the budgeting and forecasting process and to determine future resource allocation.

Income (loss) from operations is GAAP net income (loss) excluding the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
•Income (loss) from discontinued operations;
•Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
•Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

We use our prevailing corporate federal income tax rate of 21% and an estimated state income tax rate, where applicable, net of the impacts related to dividends-received deduction and foreign tax credits and any other permanent differences for events recognized differently in the consolidated financial statements and federal income tax returns.

We do not report total assets by segment because this is not a metric used by the CODM to allocate resources or evaluate segment performance.

The tables below reconcile our internal measure of performance to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2025
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating Revenues (2)	$4,568	$4,916	$4,745	$1,337	$185	$15,751
Operating Expenses (3)
Benefits and policyholder liability
remeasurement	103	2,603	2,635	–	11	5,352
Interest credited	1,801	903	2	692	80	3,478
Commissions	1,291	326	501	115	5	2,238
General and administrative expenses	532	535	915	342	172	2,496
Interest and debt expense	–	–	–	–	146	146
Other (4)	(156)	330	136	16	3	329
Total operating expenses	3,571	4,697	4,189	1,165	417	14,039
Total federal income tax expense (benefit)	130	19	117	22	(49)	239
Total income (loss) from operations	867	200	439	150	(183)	1,473
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						1,175
Net life insurance product features, pre-tax						(80)
Credit loss-related adjustments, pre-tax						(134)
Investment gains (losses), pre-tax						(36)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (6)						(452)
GLB rider fees ceded to LNBAR, pre-tax						(941)
Gains (losses) on other non-financial
assets, pre-tax (7)						(14)
Other items, pre-tax (8)(9)(10)(11)						(154)
Income tax benefit (expense) related to
the above pre-tax items						128
Total net income (loss)						$965

(1)    Reflects the day one impact of the third quarter 2025 reinsurance transaction. For more information, see Note 7.
(2)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(3)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance.
Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; amortization of deferred loss on business sold through reinsurance; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: DAC capitalization and amortization; taxes, licenses and fees; other intangible amortization; amortization of deferred loss on business sold through reinsurance and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees; DAC capitalization and amortization and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.

(5)    Includes changes in MRBs of $218 million; income allocated to support the cost of hedging or future benefits of $687 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $270 million.
(6)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions.
(7)    Represents impairment of long-lived assets.
(8)    Includes certain legal accruals of $(9) million and regulatory accruals of $2 million.
(9)    Includes severance expense related to initiatives to realign the workforce of $(25) million.
(10)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(54) million of transaction costs related to restructuring certain captive reinsurance subsidiaries, $(25) million related to the sale of the wealth management business and $(22) million related to Life Insurance segment persistency optimization.
(11)    Includes deferred compensation mark-to-market adjustment of $(21) million.

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating Revenues (2)	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Operating Expenses (3)
Benefits and policyholder liability
remeasurement	143	2,732	(785)	–	6	2,096
Interest credited	1,538	909	6	675	32	3,160
Commissions	1,115	442	415	104	–	2,076
General and administrative expenses	495	554	870	340	182	2,441
Interest and debt expense	–	–	–	–	185	185
Other (4)	156	194	153	16	3	522
Total operating expenses	3,447	4,831	659	1,135	408	10,480
Total federal income tax expense (benefit)	172	13	90	20	(49)	246
Total income (loss) from operations	930	144	339	149	(210)	1,352
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						2,085
Net life insurance product features, pre-tax						(237)
Credit loss-related adjustments, pre-tax						(152)
Investment gains (losses), pre-tax						(311)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (6)						203
GLB rider fees ceded to LNBAR, pre-tax						(933)
Gains (losses) on other non-financial
assets, pre-tax (7)						481
Other items, pre-tax (8)(9)(10)(11)						(144)
Income tax benefit (expense) related to
the above pre-tax items						(214)
Total net income (loss)						$2,130

(1)    Reflects the day one impact of the second quarter 2024 reinsurance transaction. For more information, see Note 7.
(2)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(3)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; broker-dealer expenses before the sale of the wealth management business in the second quarter of 2024; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs; amortization of deferred loss on business sold through reinsurance and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization; expenses associated with LOCs and amortization of deferred loss on business sold through reinsurance.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes changes in MRBs of $929 million; income allocated to support the cost of hedging or future benefits of $676 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $480 million.
(6)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions.
(7)    Relates to the sale of the wealth management business. .
(8)    Includes certain legal accruals of $(18) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries associated with the Bankers Life Insurance Company and Colorado Bankers Life Insurance Company insolvencies (see “State Guaranty Fund Assessments” in Note 17 for more information).
(9)    Includes severance expense related to initiatives to realign the workforce of $(74) million.
(10)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives of $(29) million primarily related to the sale of the wealth management business.
(11)    Includes deferred compensation mark-to-market adjustment of $(11) million.

	For the Year Ended December 31, 2023
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (3)	(1,506)	4,103	3,732	–	(871)	5,458
Interest credited	1,254	1,242	5	665	36	3,202
Commissions	972	577	446	87	–	2,082
General and administrative expenses	469	610	846	341	193	2,459
Interest and debt expense	–	–	–	–	190	190
Other (4)	517	18	155	17	4	711
Total operating expenses	1,706	6,550	5,184	1,110	(448)	14,102
Total federal income tax expense (benefit)	79	(62)	79	25	(76)	45
Total income (loss) from operations	840	(126)	297	155	(254)	912
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						1,640
Net life insurance product features, pre-tax						187
Credit loss-related adjustments, pre-tax						(74)
Investment gains (losses), pre-tax						(4,080)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						(22)
GLB rider fees ceded to LNBAR, pre-tax						(923)
Other items, pre-tax (6)(7)(8)(9)						(163)
Income tax benefit (expense) related to
the above pre-tax items						735
Total net income (loss)						$(1,788)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).

(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Annuities and Other Operations: Reflects the fourth quarter 2023 reinsurance transaction ceding of in-force life-contingent payout fixed annuities and institutional pension business that had no income (loss) from operations impact. See Note 7 for more information on the transaction.
(4)    Other operating expenses include:
Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.
Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes changes in MRBs of $1,129 million; income allocated to support the cost of hedging or future benefits of $746 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(235) million.
(6)    Includes certain legal accruals of $(120) million primarily attributable to a fourth quarter 2023 accrual related to the settlement of cost of insurance litigation.
(7)    Includes severance expense related to initiatives to realign the workforce of $(7) million.
(8)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(30) million related to the fourth quarter 2023 reinsurance transaction and $(4) million related to the sale of the wealth management business.
(9)    Includes deferred compensation mark-to-market adjustment of $(2) million.

The tables below reconcile our total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2025
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,568	$4,916	$4,745	$1,337	$185	$15,751
Revenue adjustments from annuity and life
insurance product features	955	(101)	–	–	–	854
Credit loss-related adjustments	(26)	(17)	(3)	(18)	(70)	(134)
Investment gains (losses)	(3)	73	–	(4)	(102)	(36)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(231)	(120)	(77)	–	(24)	(452)
GLB rider fees ceded to LNBAR	(940)	–	–	(1)	–	(941)
Gains (losses) on other non-financial assets	–	–	–	–	(14)	(14)
Total revenues	$4,323	$4,751	$4,665	$1,314	$(25)	$15,028

(1)    Reflects the day one impact of the third quarter 2025 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Revenue adjustments from annuity and life
insurance product features	1,175	(253)	–	–	–	922
Credit loss-related adjustments	(71)	(10)	(4)	(32)	(35)	(152)
Investment gains (losses)	(13)	9	(8)	(70)	(229)	(311)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	104	87	(10)	–	22	203
GLB rider fees ceded to LNBAR	(932)	–	–	(1)	–	(933)
Gains (losses) on other non-financial assets	–	–	–	–	481	481
Total revenues	$4,812	$4,821	$1,066	$1,201	$388	$12,288

(1)    Reflects the day one impact of the second quarter 2024 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2023
	Annuities (1)	Life Insurance	Group Protection	Retirement Plan Services	Other Operations (1)	Total
Operating revenues	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Revenue adjustments from annuity and life
insurance product features	509	(411)	–	1	–	99
Credit loss-related adjustments	(14)	(49)	(4)	(1)	(6)	(74)
Investment gains (losses)	(78)	(3,867)	(6)	(35)	(94)	(4,080)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(76)	55	–	–	(1)	(22)
GLB rider fees ceded to LNBAR	(922)	–	–	(1)	–	(923)
Total revenues (1)	$2,044	$2,090	$5,550	$1,254	$(879)	$10,059

(1)    Includes ceded insurance premiums primarily related to the fourth quarter 2023 reinsurance transaction. For more information, see Note 7.

Other business segment and Other Operations information (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Net Investment Income
Annuities	$2,048	$1,820	$1,744
Life Insurance	2,062	1,870	2,533
Group Protection	361	337	336
Retirement Plan Services	1,012	986	999
Other Operations	142	94	121
Total net investment income	$5,625	$5,107	$5,733

20. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities: (1)
Gross gains	$31	$21	$627
Gross losses	(102)	(203)	(428)
Credit loss benefit (expense) (2)	(89)	(42)	(21)
Intent to sell impairments	–	–	(4,213)
Realized gain (loss) on equity securities (3)	(1)	18	(6)
Credit loss benefit (expense) on mortgage loans on
real estate (2)	(37)	(88)	(16)
Credit loss benefit (expense) on reinsurance-related assets (4)(5)	(5)	(20)	(35)
Realized gain (loss) on the mark-to-market on certain
instruments (6)(7)	(615)	(224)	(509)
Indexed product derivative results (8)	125	404	(232)
GLB rider fees ceded to LNBAR and attributed fees	(140)	(132)	(112)
Realized gain (loss) on other non-financial assets (9)	(14)	481	–
Other realized gain (loss)	101	61	11
Total realized gain (loss)	$(746)	$276	$(4,934)

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 3 and 7 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $11 million, $21 million and $8 million for the years ended December 31, 2025, 2024 and 2023, respectively.
(4) Includes changes in the allowance for credit losses pertaining to reinsurance recoverables and deposit assets.
(5) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(6) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. See Note 7 for additional information.
(7) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(2) million, $7 million and $(11) million for the years ended December 31, 2025, 2024 and 2023, respectively.
(8) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.
(9) For the year ended December 31, 2025, represents impairment of long-lived assets. For the year ended December 31, 2024, relates to the sale of the wealth management business (see Note 1 for additional information).

21. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Commissions	$2,238	$2,076	$2,082
General and administrative expenses	2,549	2,539	2,580
DAC and VOBA deferrals, net of amortization	(231)	(120)	(171)
Broker-dealer expenses	–	160	444
Taxes, licenses and fees	341	370	333
Expenses associated with reserve financing and LOCs	127	67	58
Specifically identifiable intangible asset and
other amortization	158	98	42
Transaction and integration costs related to
mergers, acquisitions and divestitures	25	29	34
Total	$5,207	$5,219	$5,402

22. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Current	$2	$(13)	$(255)
Deferred	101	465	(418)
Federal income tax expense (benefit)	$103	$452	$(673)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2025	Percent	2024	Percent	2023	Percent
Income (loss) before taxes	$1,068		$2,582		$(2,461)
Federal income tax expense (benefit) at
federal statutory rate	224	21%	542	21%	(517)	21%
Effect of:
Tax credits:
Foreign tax credits	(48)	(4%)	(36)	(1%)	(36)	1%
Other tax credits	(5)	0%	(3)	0%	(4)	0%
Nontaxable or nondeductible items:
Tax-preferred investment income (1)	(82)	(8%)	(32)	(1%)	(126)	5%
Share-based compensation expense	2	0%	3	0%	3	0%
Other nontaxable or nondeductible items	12	1%	12	0%	7	0%
Changes in unrecognized tax benefits	–	0%	(34)	(1%)	–	0%
Federal income tax expense (benefit)	$103	10%	$452	18%	$(673)	27%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2025	2024
Current	$168	$338
Deferred	(418)	(217)
Total federal income tax asset (liability)	$(250)	$121

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2025	2024
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$1,104	$1,486
Insurance liabilities and reinsurance-related balances	794	318
Compensation and benefit plans	211	197
Intangibles	14	17
Net unrealized loss on trading securities	17	30
Tax credits	206	141
Net operating losses	336	359
Capital losses	69	56
Deferred gain on reinsurance	348	375
Other	23	$–
Total deferred tax assets	$3,122	$2,979
Deferred Tax Liabilities
DAC and VOBA	$1,746	$1,774
Reinsurance-related embedded derivative assets	42	153
MRB-related activity	171	234
Investment activity	1,581	808
Other	–	227
Total deferred tax liabilities	$3,540	$3,196
Net deferred tax asset (liability)	$(418)	$(217)

As of December 31, 2025, we had $206 million of federal income tax credits, primarily related to foreign tax credits, that can be carried forward to 2030 through 2035. As of December 31, 2025, we had $1.6 billion of net operating losses to carry forward to future years. As of December 31, 2025, we had $329 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018, 2021, 2024 and 2025 and under the Tax Cuts and Jobs Act changes have an unlimited carryforward period. The capital losses arose in tax years 2023 and 2025 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2021. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2025	2024
Balance as of beginning-of-year	$36	$76
Decreases for prior year tax positions	(4)	(40)
Increases for prior year tax positions	–	–
Balance as of end-of-year	$32	$36

As of December 31, 2025 and 2024, $32 million and $31 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $2 million by the end of 2026.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2025, 2024 and 2023, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2025 and 2024.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2025.

23. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends paid to LNC (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII. Effective October 1, 2025, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont V merged with and into Lincoln Reinsurance Company of Vermont IV.

	As of December 31,
	2025	2024
U.S. capital and surplus	$7,931	$7,306

	For the Years Ended December 31,
	2025	2024	2023
U.S. net gain (loss) from operations, after-tax	$(1,824)	$(3,192)	$(2,495)
U.S. net income (loss)	(181)	(2,283)	(2,924)
U.S. cash dividends to LNC	685	491	495

During 2024, we made a $929 million extraordinary dividend in the form of investments to LNC.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory permitted practices allow accounting for fixed income assets that support certain variable annuities at book value. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2024. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2025 and 2024. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2025 and 2024. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2025	2024
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(9)	$(3)
Conservative valuation rate on certain annuities	1	1
Calculation of reserves using continuous CARVM	1	1
Conservative Reg 213 reserves on variable annuity and individual life contracts	18	20
State Permitted Practices
Derivative instruments and equity indexed reserves	$(260)	$(232)
Fixed income assets at book value	259	–
Assets in group fixed annuity contracts held at general account balances	170	304
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	$–	$1,722
LLC notes and variable value surplus notes	1,192	1,320
Excess of loss reinsurance agreements	2,601	541

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2025, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $800 million in 2026 without prior approval from the respective Commissioners of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioners of Insurance.

24. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow information (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Net cash paid (received) for:
Interest	$150	$197	$187
Income taxes	22	(352)	(110)
Non-cash transactions:
Establishment of funds withheld liability in connection with
a reinsurance transaction	(6)	(9,041)	(49)
Extraordinary dividend to LNC in the form of fixed maturity AFS
securities, mortgage loans on real estate and accrued investment income	–	(929)	–
Non-cash dividend to LNC for settlement of an inter-company
tax receivable	(207)	–	–
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance activity	(833)	792	(20,264)
Transition of FHLB lending program to FHLB funding agreements	1,465	–	–

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Assets with affiliates:
Inter-company notes	$365	$905	Fixed maturity AFS securities
Assumed reinsurance contracts	1	1	Policy loans
			Deferred acquisition costs, value of business
Ceded net of assumed reinsurance contracts	(318)	(251)	acquired and deferred sales inducements
Accrued inter-company interest receivable	5	6	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	20,847	20,468	for credit losses
			Deposit assets, net of allowance for
Ceded reinsurance contracts	9,642	7,896	credit losses
Ceded reinsurance contracts	449	415	Other assets
Cash management agreement	1,859	1,798	Other assets
Service agreement receivable	1	1	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	15	15	Future contract benefits
Assumed reinsurance contracts	332	344	Policyholder account balances
Cash management agreement	–	24	Short-term debt
Inter-company long-term debt	1,426	2,173	Long-term debt
Ceded reinsurance contracts	21,745	19,143	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,477	2,547	Other liabilities
Accrued inter-company interest payable	2	5	Other liabilities
Service agreement payable	54	59	Other liabilities
Assumed/ceded reinsurance contracts	4,043	4,226	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	931	1,267	Accumulated other comprehensive
assumed/ceded reinsurance contracts			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Revenues with affiliates:
Premiums and fees received on assumed (paid on
ceded) reinsurance contracts	$(2,263)	$(5,427)	$(498)	Insurance premiums and fee income
Fees for management of general account	(85)	(97)	(156)	Net investment income
Net investment income on ceded funds
withheld treaties	(242)	(260)	(238)	Net investment income
Net investment income on inter-company notes	44	63	65	Net investment income
Cash management agreement activity	69	59	11	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Reinsurance-related settlements	9	305	1,717	Realized gain (loss)
Other gains (losses)	(341)	289	(9)	Realized gain (loss)
Amortization of deferred gain on reinsurance
contracts	183	167	17	Other revenues
Other revenues	(714)	(475)	(171)	Other revenues

Benefits and expenses with affiliates:
(Recoveries) benefits on ceded reinsurance
contracts	(2,580)	(5,844)	(507)	Benefits
Interest credited on assumed reinsurance contracts
(interest recoveries on ceded reinsurance contracts)	(222)	(229)	12	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	149	1,740	1,129	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	92	209	–	(gain) loss
Ceded reinsurance contracts	(159)	(76)	(13)	Commissions and other expenses
Amortization of deferred loss on reinsurance contracts
contracts	15	5	–	Commissions and other expenses
Service agreement payments (receipts)	(6)	(7)	(17)	Commissions and other expenses
Interest expense on inter-company debt	118	146	148	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. LNL is currently subject to a borrowing and lending limit of 3% of our admitted assets as of December 31, 2025. LLANY may borrow from LNC less than 2% of its admitted assets as of December 31, 2025, but may not lend any amounts to LNC.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 7, we cede insurance contracts to LNBAR and LPINE. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR and certain group protection and fixed annuity products as well as the flow of new level term life insurance policies to LPINE.

Substantially all reinsurance ceded to affiliated and subsidiary companies is with either a reciprocal jurisdiction reinsurer or unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. See Note 13 for additional information on our credit facility, which allows for borrowing or issuances of LOCs.

Tax Sharing Agreement

We participate in a tax sharing agreement with LNC, as described in Note 1. As of December 31, 2025 and 2024, we had a receivable due from LNC of $62 million and $14 million, respectively, for federal income taxes under the tax sharing agreement, which is included in other assets on the Consolidated Balance Sheets.

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S
Statements of assets and liabilities
December 31, 2025

Subaccount	Investments ($)	Total Assets ($)	Net Assets ($)

AB VPS Discovery Value Portfolio - Class A	13,122,722	13,122,722	13,122,722
AB VPS International Value Portfolio - Class A	1,195,580	1,195,580	1,195,580
AB VPS Large Cap Growth Portfolio - Class A	3,048,013	3,048,013	3,048,013
AB VPS Relative Value Portfolio - Class A	1,276,863	1,276,863	1,276,863
AB VPS Sustainable Global Thematic Portfolio - Class A	645,502	645,502	645,502
Allspring VT Discovery SMID Cap Growth Fund - Class 2	168,311	168,311	168,311
American Funds® IS American High-Income Trust - Class 2	12,740,715	12,740,715	12,740,715
American Funds® IS Capital Income Builder - Class 2	2,726,546	2,726,546	2,726,546
American Funds® IS Global Growth Fund - Class 2	44,752,383	44,752,383	44,752,383
American Funds® IS Global Small Capitalization Fund - Class 2	4,361,452	4,361,452	4,361,452
American Funds® IS Growth Fund - Class 2	162,696,989	162,696,989	162,696,989
American Funds® IS Growth-Income Fund - Class 2	23,389,453	23,389,453	23,389,453
American Funds® IS International Fund - Class 2	45,568,503	45,568,503	45,568,503
American Funds® IS The Bond Fund of America - Class 2	1,395,890	1,395,890	1,395,890
American Funds® IS U.S. Government Securities Fund - Class 2	9,538,605	9,538,605	9,538,605
BlackRock Equity Dividend V.I. Fund - Class I	5,974,417	5,974,417	5,974,417
BlackRock High Yield V.I. Fund - Class I	1,709,805	1,709,805	1,709,805
ClearBridge Variable Growth Portfolio - Class I	250,029	250,029	250,029
ClearBridge Variable Mid Cap Portfolio - Class I	2,874,925	2,874,925	2,874,925
ClearBridge Variable Small Cap Growth Portfolio - Class I	6,073,073	6,073,073	6,073,073
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,051,083	1,051,083	1,051,083
DWS Equity 500 Index VIP Portfolio - Class A	202,695,410	202,695,410	202,695,410
DWS Small Cap Index VIP Portfolio - Class A	111,257,375	111,257,375	111,257,375
Eaton Vance VT Floating-Rate Income Fund - Initial Class	451,940	451,940	451,940
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	841,325	841,325	841,325
Fidelity® VIP Contrafund® Portfolio - Service Class	34,952,020	34,952,020	34,952,020
Fidelity® VIP Equity-Income Portfolio - Service Class	967,636	967,636	967,636
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	7,237,019	7,237,019	7,237,019
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	39,075,721	39,075,721	39,075,721
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	79,712,382	79,712,382	79,712,382
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	48,363,617	48,363,617	48,363,617
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	66,378,480	66,378,480	66,378,480
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	13,514,151	13,514,151	13,514,151
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	17,788,406	17,788,406	17,788,406
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	3,577,769	3,577,769	3,577,769
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	811,010	811,010	811,010
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	316,944	316,944	316,944
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	21,772,704	21,772,704	21,772,704
Fidelity® VIP Growth Portfolio - Service Class	30,450,146	30,450,146	30,450,146
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	37,034,642	37,034,642	37,034,642
Fidelity® VIP Mid Cap Portfolio - Service Class	7,883,399	7,883,399	7,883,399
Fidelity® VIP Overseas Portfolio - Service Class	2,813,244	2,813,244	2,813,244
Fidelity® VIP Real Estate Portfolio - Service Class	1,701,589	1,701,589	1,701,589
Franklin Income VIP Fund - Class 1	4,217,275	4,217,275	4,217,275
Franklin Mutual Shares VIP Fund - Class 1	3,152,118	3,152,118	3,152,118
Franklin Rising Dividends VIP Fund - Class 1	1,299,120	1,299,120	1,299,120
Franklin Small Cap Value VIP Fund - Class 2	3,058,480	3,058,480	3,058,480
Franklin Small-Mid Cap Growth VIP Fund - Class 1	791,334	791,334	791,334
Franklin U.S. Government Securities VIP Fund - Class 1	5,584,855	5,584,855	5,584,855
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	3,387,792	3,387,792	3,387,792
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	88,394	88,394	88,394
Invesco V.I. Comstock Fund - Series I Shares	3,431,790	3,431,790	3,431,790
Invesco V.I. Growth and Income Fund - Series I Shares	11,406,628	11,406,628	11,406,628
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	1,248,129	1,248,129	1,248,129
Janus Henderson Balanced Portfolio - Institutional Shares	303,439	303,439	303,439
Janus Henderson Balanced Portfolio - Service Shares	1,540,655	1,540,655	1,540,655
Janus Henderson Enterprise Portfolio - Institutional Shares	3,596,457	3,596,457	3,596,457
Janus Henderson Enterprise Portfolio - Service Shares	3,805,761	3,805,761	3,805,761
Janus Henderson Flexible Bond Portfolio - Institutional Shares	319,299	319,299	319,299
Janus Henderson Flexible Bond Portfolio - Service Shares	119,399	119,399	119,399
Janus Henderson Global Research Portfolio - Institutional Shares	769,129	769,129	769,129
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	48,749,365	48,749,365	48,749,365
LVIP American Century Disciplined Core Value Fund - Standard Class II	4,505,568	4,505,568	4,505,568
LVIP American Century Inflation Protection Fund - Service Class	5,550,649	5,550,649	5,550,649
LVIP American Century International Fund - Standard Class II	674,592	674,592	674,592
LVIP American Century Mid Cap Value Fund - Standard Class II	778,609	778,609	778,609
LVIP American Century Ultra® Fund - Standard Class	11,576,968	11,576,968	11,576,968
LVIP Baron Growth Opportunities Fund - Service Class	21,482,037	21,482,037	21,482,037
LVIP Baron Growth Opportunities Fund - Standard Class	49,272	49,272	49,272
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,335,753	1,335,753	1,335,753
LVIP BlackRock Equity Dividend Fund - Standard Class	45,636,237	45,636,237	45,636,237
LVIP BlackRock Global Allocation Fund - Standard Class	10,596,088	10,596,088	10,596,088
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,541,304	9,541,304	9,541,304
LVIP BlackRock Real Estate Fund - Standard Class	3,972,852	3,972,852	3,972,852
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,124,640	1,124,640	1,124,640
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	599,693	599,693	599,693
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	117,688	117,688	117,688
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,527,846	1,527,846	1,527,846
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	12,441,119	12,441,119	12,441,119
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	463,449	463,449	463,449
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,474,689	2,474,689	2,474,689
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	29,731,313	29,731,313	29,731,313
LVIP Franklin Templeton Core Bond Fund - Standard Class	238,149,212	238,149,212	238,149,212
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	3,504,461	3,504,461	3,504,461
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	865,356	865,356	865,356
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	8,414,850	8,414,850	8,414,850
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	9,471,775	9,471,775	9,471,775
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,057,895	7,057,895	7,057,895
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,001,960	2,001,960	2,001,960
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,895,363	1,895,363	1,895,363
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,816,809	2,816,809	2,816,809
LVIP Government Money Market Fund - Standard Class	265,677,770	265,677,770	265,677,770
LVIP JPMorgan Core Bond Fund - Standard Class	10,265,141	10,265,141	10,265,141
LVIP JPMorgan High Yield Fund - Standard Class	17,658,531	17,658,531	17,658,531
LVIP JPMorgan Retirement Income Fund - Standard Class	1,408,132	1,408,132	1,408,132
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	25,907	25,907	25,907
LVIP JPMorgan Short Duration Bond Fund - Standard Class	13,208,439	13,208,439	13,208,439
LVIP JPMorgan Small Cap Core Fund - Standard Class	424,842	424,842	424,842
LVIP JPMorgan U.S. Equity Fund - Standard Class	3,649,801	3,649,801	3,649,801
LVIP MFS International Growth Fund - Standard Class	27,306,812	27,306,812	27,306,812
LVIP MFS Value Fund - Standard Class	91,412,120	91,412,120	91,412,120
LVIP Mondrian Global Income Fund - Standard Class	3,260,828	3,260,828	3,260,828
LVIP Mondrian International Value Fund - Standard Class	22,967,877	22,967,877	22,967,877
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,312	1,312	1,312
LVIP Nomura Diversified Floating Rate Fund - Standard Class	1,982,422	1,982,422	1,982,422
LVIP Nomura High Yield Fund - Standard Class	3,089,652	3,089,652	3,089,652
LVIP Nomura Mid Cap Value Fund - Standard Class	15,627,747	15,627,747	15,627,747
LVIP Nomura SMID Cap Core Fund - Standard Class	10,471,571	10,471,571	10,471,571
LVIP Nomura Social Awareness Fund - Standard Class	2,650,291	2,650,291	2,650,291
LVIP Nomura U.S. Growth Fund - Standard Class	7,208,275	7,208,275	7,208,275
LVIP Nomura U.S. REIT Fund - Standard Class	14,230,666	14,230,666	14,230,666
LVIP PIMCO Low Duration Bond Fund - Standard Class	2,605,357	2,605,357	2,605,357
LVIP SSGA Bond Index Fund - Standard Class	38,128,684	38,128,684	38,128,684
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,722,502	1,722,502	1,722,502
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	7,778,839	7,778,839	7,778,839
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	514,948	514,948	514,948
LVIP SSGA International Index Fund - Standard Class	55,920,589	55,920,589	55,920,589
LVIP SSGA Mid-Cap Index Fund - Standard Class	46,586,479	46,586,479	46,586,479
LVIP SSGA Moderate Index Allocation Fund - Standard Class	11,280,873	11,280,873	11,280,873
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	873,192	873,192	873,192
LVIP SSGA S&P 500 Index Fund - Standard Class	612,229,927	612,229,927	612,229,927
LVIP SSGA Short-Term Bond Index Fund - Standard Class	1,067,051	1,067,051	1,067,051
LVIP SSGA Small-Cap Index Fund - Standard Class	52,118,509	52,118,509	52,118,509
LVIP Structured Conservative Allocation Fund - Standard Class	347,451	347,451	347,451
LVIP Structured Moderate Allocation Fund - Standard Class	7,280,103	7,280,103	7,280,103
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	272,371	272,371	272,371
LVIP T. Rowe Price 2020 Fund - Standard Class	25,959,211	25,959,211	25,959,211
LVIP T. Rowe Price 2030 Fund - Standard Class	58,572,686	58,572,686	58,572,686
LVIP T. Rowe Price 2040 Fund - Standard Class	16,207,795	16,207,795	16,207,795
LVIP T. Rowe Price 2050 Fund - Standard Class	6,560,438	6,560,438	6,560,438
LVIP T. Rowe Price 2060 Fund - Standard Class	79,951	79,951	79,951
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	38,568,076	38,568,076	38,568,076
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	316,014	316,014	316,014
LVIP Vanguard Bond Allocation Fund - Standard Class	5,724,415	5,724,415	5,724,415
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	26,503,563	26,503,563	26,503,563
LVIP Vanguard International Equity ETF Fund - Standard Class	35,614,157	35,614,157	35,614,157
LVIP Wellington SMID Cap Value Fund - Standard Class	1,863,989	1,863,989	1,863,989
M Capital Appreciation Fund	95,891	95,891	95,891
MFS® VIT Growth Series - Initial Class	59,352,435	59,352,435	59,352,435
MFS® VIT Mid Cap Growth Series - Initial Class	8,135,396	8,135,396	8,135,396
MFS® VIT New Discovery Series - Initial Class	4,027,365	4,027,365	4,027,365
MFS® VIT Research Series - Initial Class	207,760	207,760	207,760
MFS® VIT Total Return Bond Series - Initial Class	1,123,224	1,123,224	1,123,224
MFS® VIT Total Return Series - Initial Class	11,199,395	11,199,395	11,199,395
MFS® VIT Utilities Series - Initial Class	5,509,825	5,509,825	5,509,825
MFS® VIT II Core Equity Portfolio - Initial Class	132,095	132,095	132,095
MFS® VIT II Technology Portfolio - Initial Class	2,989,081	2,989,081	2,989,081
MFS® VIT III Mid Cap Value Portfolio - Initial Class	14,022,160	14,022,160	14,022,160
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,122,949	3,122,949	3,122,949
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,549,409	1,549,409	1,549,409
Nomura VIP Asset Strategy Series - Service Class	23,793	23,793	23,793
Nomura VIP Emerging Markets Series - Standard Class	76,373,666	76,373,666	76,373,666
Nomura VIP International Core Equity Series - Standard Class	2,235,099	2,235,099	2,235,099
Nomura VIP Small Cap Value Series - Standard Class	43,458,201	43,458,201	43,458,201
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	10,849,108	10,849,108	10,849,108
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	485,527	485,527	485,527
PIMCO VIT Real Return Portfolio - Administrative Class	4,079,570	4,079,570	4,079,570
PIMCO VIT Total Return Portfolio - Administrative Class	4,202,440	4,202,440	4,202,440
T. Rowe Price Equity Income Portfolio	6,275,781	6,275,781	6,275,781
Templeton Foreign VIP Fund - Class 2	161,306	161,306	161,306
Templeton Global Bond VIP Fund - Class 1	2,971,278	2,971,278	2,971,278
Templeton Growth VIP Fund - Class 1	1,644,326	1,644,326	1,644,326
TOPS® Conservative ETF Portfolio - Class 2 Shares	113,747	113,747	113,747
TOPS® Growth ETF Portfolio - Class 2 Shares	14,064	14,064	14,064
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of operations
Year Ended December 31, 2025

Subaccount	Dividends from Investment Income ($)	Mortality and Expense Guarantee Charges ($)	Net Investment Income (Loss) ($)	Net Realized Gain (Loss) on Investments ($)	Dividends from Net Realized Gain on Investments ($)	Total Net Realized Gain (Loss) on Investments ($)	Net Change in Unrealized Appreciation or Depreciation on Investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)

AB VPS Discovery Value Portfolio - Class A	113,956	(3,987)	109,969	(209,726)	1,474,406	1,264,680	(990,547)	384,102
AB VPS International Value Portfolio - Class A	34,809	(836)	33,973	350,809	—	350,809	295,827	680,609
AB VPS Large Cap Growth Portfolio - Class A	—	(2,520)	(2,520)	83,915	218,807	302,722	26,264	326,466
AB VPS Relative Value Portfolio - Class A	14,150	(172)	13,978	29,841	103,097	132,938	(20,984)	125,932
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(109)	(109)	(80)	84,382	84,302	(41,402)	42,791
Allspring VT Discovery SMID Cap Growth Fund - Class 2	—	—	—	(14,804)	1,791	(13,013)	10,933	(2,080)
American Funds® IS American High-Income Trust - Class 2	842,329	(3,789)	838,540	(63,308)	—	(63,308)	339,346	1,114,578
American Funds® IS Capital Income Builder - Class 2	68,996	—	68,996	17,143	—	17,143	315,040	401,179
American Funds® IS Global Growth Fund - Class 2	580,939	(2,063)	578,876	532,893	4,982,127	5,515,020	2,011,718	8,105,614
American Funds® IS Global Small Capitalization Fund - Class 2	14,862	(295)	14,567	(164,687)	92,075	(72,612)	626,590	568,545
American Funds® IS Growth Fund - Class 2	210,255	(43,515)	166,740	6,981,079	10,744,776	17,725,855	7,702,416	25,595,011
American Funds® IS Growth-Income Fund - Class 2	202,489	(11,773)	190,716	1,103,581	3,769,118	4,872,699	(1,251,071)	3,812,344
American Funds® IS International Fund - Class 2	742,894	(7,718)	735,176	2,954,925	—	2,954,925	10,780,228	14,470,329
American Funds® IS The Bond Fund of America - Class 2	61,582	(443)	61,139	(61,751)	—	(61,751)	96,721	96,109
American Funds® IS U.S. Government Securities Fund - Class 2	379,900	(2,638)	377,262	(86,601)	—	(86,601)	235,469	526,130
BlackRock Equity Dividend V.I. Fund - Class I	103,665	—	103,665	1,400	415,621	417,021	375,009	895,695
BlackRock High Yield V.I. Fund - Class I	130,564	(642)	129,922	(20,453)	3,674	(16,779)	33,273	146,416
ClearBridge Variable Growth Portfolio - Class I	—	(73)	(73)	(4,218)	37,464	33,246	(3,343)	29,830
ClearBridge Variable Mid Cap Portfolio - Class I	7,985	(573)	7,412	140,259	183,592	323,851	(219,683)	111,580
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(913)	(913)	(42,773)	375,901	333,128	97,320	429,535
DWS Alternative Asset Allocation VIP Portfolio - Class A	40,406	—	40,406	562	—	562	58,618	99,586
DWS Equity 500 Index VIP Portfolio - Class A	2,056,741	(272,123)	1,784,618	5,494,295	17,016,516	22,510,811	6,950,347	31,245,776
DWS Small Cap Index VIP Portfolio - Class A	1,470,038	(155,342)	1,314,696	356,812	6,277,902	6,634,714	5,521,224	13,470,634
Eaton Vance VT Floating-Rate Income Fund - Initial Class	29,513	—	29,513	(894)	—	(894)	(11,002)	17,617
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	20,161	(750)	19,411	(21)	35,308	35,287	54,039	108,737
Fidelity® VIP Contrafund® Portfolio - Service Class	16,510	(11,554)	4,956	725,894	5,190,439	5,916,333	315,835	6,237,124
Fidelity® VIP Equity-Income Portfolio - Service Class	15,656	(887)	14,769	812	50,970	51,782	87,348	153,899
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	237,952	(529)	237,423	(650,394)	1,202,601	552,207	655,323	1,444,953
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	931,420	—	931,420	222,537	1,135,866	1,358,403	2,590,366	4,880,189
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,768,616	(2,729)	1,765,887	543,704	2,969,602	3,513,306	4,868,522	10,147,715
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	943,485	—	943,485	251,565	1,992,896	2,244,461	2,960,560	6,148,506
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	1,026,209	(2,343)	1,023,866	448,010	3,505,102	3,953,112	4,803,720	9,780,698
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	174,343	—	174,343	117,913	639,111	757,024	1,093,635	2,025,002
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	225,041	(413)	224,628	330,945	930,891	1,261,836	1,269,145	2,755,609
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	42,673	—	42,673	7,709	167,094	174,803	260,653	478,129
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	10,158	—	10,158	9,097	25,494	34,591	54,506	99,255
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	3,797	—	3,797	215	3,942	4,157	10,102	18,056
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	636,041	(245)	635,796	24,987	5,874	30,861	795,706	1,462,363
Fidelity® VIP Growth Portfolio - Service Class	58,750	(13,364)	45,386	597,668	3,715,272	4,312,940	(429,354)	3,928,972
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,252,498	(8,798)	1,243,700	(547,675)	—	(547,675)	1,483,575	2,179,600
Fidelity® VIP Mid Cap Portfolio - Service Class	27,302	(3,752)	23,550	11,574	846,223	857,797	(21,553)	859,794
Fidelity® VIP Overseas Portfolio - Service Class	42,285	(633)	41,652	157,327	247,153	404,480	87,857	533,989
Fidelity® VIP Real Estate Portfolio - Service Class	34,104	—	34,104	(1,969)	747	(1,222)	15,124	48,006
Franklin Income VIP Fund - Class 1	211,785	(1,574)	210,211	(8,085)	42,383	34,298	236,613	481,122
Franklin Mutual Shares VIP Fund - Class 1	75,320	(1,416)	73,904	18,287	326,893	345,180	(41,858)	377,226
Franklin Rising Dividends VIP Fund - Class 1	11,572	(33)	11,539	12,802	106,490	119,292	4,524	135,355
Franklin Small Cap Value VIP Fund - Class 2	31,355	—	31,355	(47,985)	244,542	196,557	(25,658)	202,254
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(3)	(3)	16,069	35,659	51,728	(21,114)	30,611
Franklin U.S. Government Securities VIP Fund - Class 1	182,617	—	182,617	(103,014)	—	(103,014)	281,612	361,215
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	31,361	(11)	31,350	4,327	355,459	359,786	(104,254)	286,882
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	3,295	—	3,295	78	10,116	10,194	(5,799)	7,690
Invesco V.I. Comstock Fund - Series I Shares	47,810	(22)	47,788	28,208	301,460	329,668	4,654	382,110
Invesco V.I. Growth and Income Fund - Series I Shares	11,177	(192)	10,985	5,548	59,050	64,598	109,487	185,070
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	6,083	—	6,083	6,406	136,532	142,938	(67,242)	81,779
Janus Henderson Balanced Portfolio - Institutional Shares	5,815	(292)	5,523	19,145	9,291	28,436	7,815	41,774
Janus Henderson Balanced Portfolio - Service Shares	24,773	(1,624)	23,149	414	44,215	44,629	130,518	198,296
Janus Henderson Enterprise Portfolio - Institutional Shares	7,154	(3,708)	3,446	34,131	266,331	300,462	(40,403)	263,505
Janus Henderson Enterprise Portfolio - Service Shares	1,793	(3,990)	(2,197)	(20,414)	319,460	299,046	(50,978)	245,871
Janus Henderson Flexible Bond Portfolio - Institutional Shares	15,961	(294)	15,667	(2,897)	—	(2,897)	7,720	20,490
Janus Henderson Flexible Bond Portfolio - Service Shares	5,397	(114)	5,283	(1,437)	—	(1,437)	4,452	8,298
Janus Henderson Global Research Portfolio - Institutional Shares	4,143	(721)	3,422	9,473	61,984	71,457	60,321	135,200
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(11,694)	(11,694)	2,778,777	16,352,194	19,130,971	(12,989,195)	6,130,082
LVIP American Century Disciplined Core Value Fund - Standard Class II	71,933	(7,402)	64,531	456,123	—	456,123	202,628	723,282
LVIP American Century Inflation Protection Fund - Service Class	404,388	(3,413)	400,975	(179,788)	—	(179,788)	112,591	333,778
LVIP American Century International Fund - Standard Class II	7,924	(665)	7,259	1,967	—	1,967	88,412	97,638
LVIP American Century Mid Cap Value Fund - Standard Class II	15,230	—	15,230	(79,028)	67,424	(11,604)	85,958	89,584
LVIP American Century Ultra® Fund - Standard Class	—	—	—	102,976	861,392	964,368	377,751	1,342,119
LVIP Baron Growth Opportunities Fund - Service Class	—	(5,797)	(5,797)	1,632,802	3,584,480	5,217,282	(8,752,108)	(3,540,623)
LVIP Baron Growth Opportunities Fund - Standard Class	—	—	—	2,492	5,480	7,972	(13,810)	(5,838)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	28,387	(1,083)	27,304	12,650	43,873	56,523	71,340	155,167
LVIP BlackRock Equity Dividend Fund - Standard Class	760,268	(16,750)	743,518	(153,359)	4,366,331	4,212,972	671,266	5,627,756
LVIP BlackRock Global Allocation Fund - Standard Class	281,989	(182)	281,807	270,125	344,105	614,230	832,636	1,728,673
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	78,506	(162)	78,344	(136,784)	—	(136,784)	571,535	513,095
LVIP BlackRock Real Estate Fund - Standard Class	132,867	(276)	132,591	(177,258)	—	(177,258)	411,194	366,527
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(744)	(744)	56,732	71,982	128,714	(66,198)	61,772
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(32)	(32)	67,512	97,636	165,148	(129,192)	35,924
LVIP Channing Small Cap Value Fund - Standard Class	40	—	40	266	—	266	—	306
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	849	—	849	253	13,234	13,487	(2,822)	11,514
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	52,579	—	52,579	36,973	—	36,973	265,947	355,499
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	130,940	(518)	130,422	1,082,386	934,275	2,016,661	(187,915)	1,959,168
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	4,130	—	4,130	3,405	37,795	41,200	16,041	61,371
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	25,803	—	25,803	90,008	257,684	347,692	(196,486)	177,009
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	1,235,341	(5,432)	1,229,909	(360,289)	—	(360,289)	856,472	1,726,092
LVIP Franklin Templeton Core Bond Fund - Standard Class	9,830,937	(189,321)	9,641,616	(6,040,978)	—	(6,040,978)	11,267,785	14,868,423
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	46,909	—	46,909	67,952	331,069	399,021	(37,698)	408,232
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	26,895	—	26,895	35,395	—	35,395	179,418	241,708
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	269,682	(659)	269,023	263,517	45,575	309,092	1,625,172	2,203,287
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	86,270	(3,837)	82,433	211,517	379,444	590,961	756,072	1,429,466
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	71,913	(418)	71,495	35,655	—	35,655	747,213	854,363
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	52,083	(15)	52,068	(10,027)	9	(10,018)	143,493	185,543
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	41,317	(44)	41,273	7,118	78,538	85,656	120,310	247,239
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	64,681	—	64,681	35,773	86,413	122,186	174,797	361,664
LVIP Government Money Market Fund - Standard Class	11,828,323	(66,898)	11,761,425	(13)	10,520	10,507	13	11,771,945
LVIP JPMorgan Core Bond Fund - Standard Class	357,327	(1,064)	356,263	(109,747)	—	(109,747)	447,593	694,109
LVIP JPMorgan High Yield Fund - Standard Class	1,083,359	(7,945)	1,075,414	(248,414)	—	(248,414)	968,404	1,795,404
LVIP JPMorgan Mid Cap Value Fund - Standard Class	—	—	—	(8,429)	—	(8,429)	—	(8,429)
LVIP JPMorgan Retirement Income Fund - Standard Class	40,022	—	40,022	131,481	—	131,481	(45,139)	126,364
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	289	—	289	12,725	2,898	15,623	(9,415)	6,497
LVIP JPMorgan Short Duration Bond Fund - Standard Class	526,703	(6,196)	520,507	(32,162)	—	(32,162)	278,324	766,669
LVIP JPMorgan Small Cap Core Fund - Standard Class	2,517	—	2,517	(456)	31,535	31,079	4,652	38,248
LVIP JPMorgan U.S. Equity Fund - Standard Class	15,856	—	15,856	9,715	98,092	107,807	360,402	484,065
LVIP Loomis Sayles Global Growth Fund - Standard Class	—	—	—	511	—	511	—	511
LVIP Macquarie Wealth Builder Fund - Standard Class	1,582	(81)	1,501	(14,962)	11,778	(3,184)	7,215	5,532
LVIP MFS International Growth Fund - Standard Class	402,620	(4,689)	397,931	438,710	2,660,001	3,098,711	(21,117)	3,475,525
LVIP MFS Value Fund - Standard Class	1,588,789	(8,387)	1,580,402	7,285,531	6,499,222	13,784,753	(2,630,045)	12,735,110
LVIP Mondrian Global Income Fund - Standard Class	16,460	—	16,460	(175,367)	—	(175,367)	390,293	231,386
LVIP Mondrian International Value Fund - Standard Class	838,568	(4,037)	834,531	478,533	603,457	1,081,990	4,250,549	6,167,070
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	14	—	14	1,908	—	1,908	(1,351)	571
LVIP Nomura Diversified Floating Rate Fund - Standard Class	78,617	—	78,617	9,496	—	9,496	7,652	95,765
LVIP Nomura High Yield Fund - Standard Class	181,985	(3,040)	178,945	(170,627)	—	(170,627)	355,105	363,423
LVIP Nomura Mid Cap Value Fund - Standard Class	220,470	(2,393)	218,077	222,888	1,766,332	1,989,220	(346,195)	1,861,102
LVIP Nomura SMID Cap Core Fund - Standard Class	57,679	(595)	57,084	299,672	244,119	543,791	265,682	866,557
LVIP Nomura Social Awareness Fund - Standard Class	18,114	(2,180)	15,934	164,388	195,808	360,196	28,035	404,165
LVIP Nomura U.S. Growth Fund - Standard Class	—	(713)	(713)	273,040	776,635	1,049,675	412,419	1,461,381
LVIP Nomura U.S. REIT Fund - Standard Class	427,644	(4,934)	422,710	143,730	—	143,730	(447,368)	119,072
LVIP PIMCO Low Duration Bond Fund - Standard Class	101,588	—	101,588	25,531	—	25,531	29,569	156,688
LVIP SSGA Bond Index Fund - Standard Class	1,254,598	(19,629)	1,234,969	(56,271)	—	(56,271)	1,655,725	2,834,423
LVIP SSGA Conservative Index Allocation Fund - Standard Class	49,228	—	49,228	24,372	31,296	55,668	98,883	203,779
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	214,414	(583)	213,831	97,695	—	97,695	1,622,394	1,933,920
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	12,543	(120)	12,423	26,024	3,032	29,056	43,929	85,408
LVIP SSGA International Index Fund - Standard Class	1,324,379	(3,414)	1,320,965	2,905,399	—	2,905,399	6,283,495	10,509,859
LVIP SSGA Mid-Cap Index Fund - Standard Class	524,822	(6,724)	518,098	356,313	2,905,549	3,261,862	(1,041,655)	2,738,305
LVIP SSGA Moderate Index Allocation Fund - Standard Class	264,971	(13,095)	251,876	57,158	206,881	264,039	958,556	1,474,471
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	19,435	—	19,435	18,987	17,922	36,909	61,707	118,051
LVIP SSGA S&P 500 Index Fund - Standard Class	5,933,080	(240,230)	5,692,850	26,869,028	27,517,725	54,386,753	33,205,194	93,284,797
LVIP SSGA Short-Term Bond Index Fund - Standard Class	42,887	—	42,887	21,662	—	21,662	14,152	78,701
LVIP SSGA Small-Cap Index Fund - Standard Class	539,194	(662)	538,532	490,965	2,453,173	2,944,138	2,787,383	6,270,053
LVIP Structured Conservative Allocation Fund - Standard Class	9,599	(351)	9,248	(2,040)	638	(1,402)	38,713	46,559
LVIP Structured Moderate Allocation Fund - Standard Class	5,504	(18)	5,486	240	545	785	(20,900)	(14,629)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	6,473	(276)	6,197	(20)	922	902	38,037	45,136
LVIP T. Rowe Price 2020 Fund - Standard Class	759,043	(113)	758,930	247,248	1,335,017	1,582,265	801,120	3,142,315
LVIP T. Rowe Price 2030 Fund - Standard Class	1,353,051	(1,195)	1,351,856	1,070,593	2,474,262	3,544,855	2,680,796	7,577,507
LVIP T. Rowe Price 2040 Fund - Standard Class	263,239	(1,110)	262,129	912,341	602,297	1,514,638	917,370	2,694,137
LVIP T. Rowe Price 2050 Fund - Standard Class	98,867	—	98,867	434,165	219,329	653,494	287,189	1,039,550
LVIP T. Rowe Price 2060 Fund - Standard Class	1,181	—	1,181	219	99	318	976	2,475
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(4,946)	(4,946)	885,033	5,046,981	5,932,014	(2,749,749)	3,177,319
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	5,304	—	5,304	331	9,217	9,548	10,058	24,910
LVIP Vanguard Bond Allocation Fund - Standard Class	196,848	(2,370)	194,478	(3,755)	—	(3,755)	138,424	329,147
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	252,409	(11,532)	240,877	324,935	11,175,845	11,500,780	(7,977,033)	3,764,624
LVIP Vanguard International Equity ETF Fund - Standard Class	1,074,567	(12,165)	1,062,402	307,055	101,088	408,143	6,047,125	7,517,670
LVIP Wellington SMID Cap Value Fund - Standard Class	18,490	(923)	17,567	(2,000)	138,975	136,975	(110,223)	44,319
LVIP Western Asset Core Bond Fund - Standard Class	2,197	—	2,197	(29,542)	—	(29,542)	34,332	6,987
M Capital Appreciation Fund	869	—	869	(90)	14,103	14,013	(194)	14,688
MFS® VIT Growth Series - Initial Class	—	(20,225)	(20,225)	3,907,384	12,768,843	16,676,227	(8,118,518)	8,537,484
MFS® VIT Mid Cap Growth Series - Initial Class	—	(1,335)	(1,335)	(51,811)	1,361,914	1,310,103	(1,023,061)	285,707
MFS® VIT New Discovery Series - Initial Class	—	—	—	(296,127)	—	(296,127)	772,606	476,479
MFS® VIT Research Series - Initial Class	1,889	(205)	1,684	892	46,283	47,175	(25,181)	23,678
MFS® VIT Total Return Bond Series - Initial Class	51,321	—	51,321	2,016	—	2,016	15,494	68,831
MFS® VIT Total Return Series - Initial Class	494,965	(6,037)	488,928	(167,732)	1,319,838	1,152,106	503,199	2,144,233
MFS® VIT Utilities Series - Initial Class	155,269	(2,017)	153,252	63,370	71,009	134,379	442,043	729,674
MFS® VIT II Core Equity Portfolio - Initial Class	572	(132)	440	18,539	12,736	31,275	(16,782)	14,933
MFS® VIT II Technology Portfolio - Initial Class	—	—	—	198,428	341,296	539,724	(120,910)	418,814
MFS® VIT III Mid Cap Value Portfolio - Initial Class	140,800	(152)	140,648	130,741	1,225,476	1,356,217	(630,614)	866,251
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(3,210)	(3,210)	33,553	409,504	443,057	(276,723)	163,124
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,115	(740)	5,375	(418)	143,486	143,068	1,921	150,364
Nomura VIP Asset Strategy Series - Service Class	293	—	293	275	1,560	1,835	1,467	3,595
Nomura VIP Emerging Markets Series - Standard Class	808,490	(13,203)	795,287	2,630,293	103,637	2,733,930	31,351,365	34,880,582
Nomura VIP International Core Equity Series - Standard Class	26,190	(1,980)	24,210	51,935	96,350	148,285	264,618	437,113
Nomura VIP Small Cap Value Series - Standard Class	746,456	(12,279)	734,177	702,093	3,635,394	4,337,487	(1,878,276)	3,193,388
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	284,586	(343)	284,243	(284,906)	—	(284,906)	1,667,825	1,667,162
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	17,064	(443)	16,621	(53,148)	—	(53,148)	80,432	43,905
PIMCO VIT Real Return Portfolio - Administrative Class	128,317	(331)	127,986	(52,017)	—	(52,017)	211,791	287,760
PIMCO VIT Total Return Portfolio - Administrative Class	198,413	(23)	198,390	(197,996)	—	(197,996)	395,126	395,520
T. Rowe Price Equity Income Portfolio	99,010	—	99,010	81,350	601,731	683,081	21,444	803,535
Templeton Foreign VIP Fund - Class 2	3,402	(146)	3,256	429	9,500	9,929	23,591	36,776
Templeton Global Bond VIP Fund - Class 1	—	(538)	(538)	(31,605)	—	(31,605)	501,784	469,641
Templeton Growth VIP Fund - Class 1	16,533	(2,114)	14,419	3,309	109,531	112,840	194,765	322,024
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	6	—	6	(8)	7	(1)	—	5
TOPS® Conservative ETF Portfolio - Class 2 Shares	2,558	—	2,558	1,924	698	2,622	4,332	9,512
TOPS® Growth ETF Portfolio - Class 2 Shares	32	—	32	(47)	40	(7)	87	112
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets
Year Ended December 31, 2024

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets at January 1, 2024 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2024 ($)

AB VPS Discovery Value Portfolio - Class A	14,613,986	113,487	616,690	565,213	1,295,390	(2,311,890)	(2,311,890)	(1,016,500)	13,597,486
AB VPS International Value Portfolio - Class A	1,763,478	48,493	9,227	29,634	87,354	(87,650)	(87,650)	(296)	1,763,182
AB VPS Large Cap Growth Portfolio - Class A	1,702,402	(939)	127,931	316,351	443,343	32,853	32,853	476,196	2,178,598
AB VPS Relative Value Portfolio - Class A	1,170,862	17,967	55,482	76,293	149,742	(77,273)	(77,273)	72,469	1,243,331
AB VPS Sustainable Global Thematic Portfolio - Class A	881,930	(136)	(14,196)	53,324	38,992	(279,008)	(279,008)	(240,016)	641,914
Allspring VT Discovery SMID Cap Growth Fund - Class 2	323,516	—	(8,797)	49,615	40,818	(101,337)	(101,337)	(60,519)	262,997
American Funds® IS American High-Income Trust - Class 2	11,755,977	934,552	(199,137)	301,061	1,036,476	2,041,800	2,041,800	3,078,276	14,834,253
American Funds® IS Capital Income Builder - Class 2	293,917	34,198	955	(45,581)	(10,428)	1,464,825	1,464,825	1,454,397	1,748,314
American Funds® IS Global Growth Fund - Class 2	34,496,979	606,647	2,086,590	2,042,793	4,736,030	(2,845,758)	(2,845,758)	1,890,272	36,387,251
American Funds® IS Global Small Capitalization Fund - Class 2	4,978,571	50,435	(75,805)	135,976	110,606	(671,952)	(671,952)	(561,346)	4,417,225
American Funds® IS Growth Fund - Class 2	101,040,347	348,795	6,696,013	24,097,738	31,142,546	166,145	166,145	31,308,691	132,349,038
American Funds® IS Growth-Income Fund - Class 2	17,907,223	194,433	1,942,145	1,886,760	4,023,338	(2,247,002)	(2,247,002)	1,776,336	19,683,559
American Funds® IS International Fund - Class 2	74,891,019	848,441	(504,001)	2,091,994	2,436,434	(9,960,645)	(9,960,645)	(7,524,211)	67,366,808
American Funds® IS The Bond Fund of America - Class 2	862,847	47,018	(3,228)	(29,644)	14,146	287,023	287,023	301,169	1,164,016
American Funds® IS U.S. Government Securities Fund - Class 2	7,992,076	191,598	(427,344)	200,115	(35,631)	(1,837,806)	(1,837,806)	(1,873,437)	6,118,639
BlackRock Equity Dividend V.I. Fund - Class I	3,023,222	89,471	307,015	(151,206)	245,280	836,311	836,311	1,081,591	4,104,813
BlackRock High Yield V.I. Fund - Class I	5,403,168	304,227	(90,878)	131,745	345,094	(3,254,957)	(3,254,957)	(2,909,863)	2,493,305
ClearBridge Variable Growth Portfolio - Class I	197,991	185	50,096	(25,565)	24,716	(664)	(664)	24,052	222,043
ClearBridge Variable Mid Cap Portfolio - Class I	2,569,413	16,832	167,996	85,971	270,799	49,723	49,723	320,522	2,889,935
ClearBridge Variable Small Cap Growth Portfolio - Class I	4,975,450	(1,551)	175,132	69,631	243,212	(153,601)	(153,601)	89,611	5,065,061
Delaware VIP® International Series - Standard Class	1,649,686	34,309	(69,650)	78,470	43,129	(1,692,815)	(1,692,815)	(1,649,686)	—
DWS Alternative Asset Allocation VIP Portfolio - Class A	849,742	32,098	(40)	14,596	46,654	70,623	70,623	117,277	967,019
DWS Equity 500 Index VIP Portfolio - Class A	168,701,517	1,823,309	20,805,058	14,945,180	37,573,547	(22,304,866)	(22,304,866)	15,268,681	183,970,198
DWS Small Cap Index VIP Portfolio - Class A	95,283,697	967,943	2,573,728	6,864,947	10,406,618	(3,694,468)	(3,694,468)	6,712,150	101,995,847
Eaton Vance VT Floating-Rate Income Fund - Initial Class	419,775	35,066	(2,202)	514	33,378	(21,862)	(21,862)	11,516	431,291
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	709,159	16,209	16,459	25,204	57,872	(24,147)	(24,147)	33,725	742,884
Fidelity® VIP Contrafund® Portfolio - Service Class	27,448,871	12,852	9,718,973	(734,207)	8,997,618	(7,099,365)	(7,099,365)	1,898,253	29,347,124
Fidelity® VIP Equity-Income Portfolio - Service Class	724,638	12,263	145,854	(49,596)	108,521	(9,201)	(9,201)	99,320	823,958
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	7,824,710	629,002	277,827	(189,143)	717,686	16,706,996	16,706,996	17,424,682	25,249,392
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	6,657,270	712,430	120,549	(120,734)	712,245	26,592,894	26,592,894	27,305,139	33,962,409
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	30,577,353	1,318,610	671,669	943,337	2,933,616	31,382,915	31,382,915	34,316,531	64,893,884
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	6,956,699	537,363	439,539	127,605	1,104,507	23,961,495	23,961,495	25,066,002	32,022,701
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	25,497,234	620,903	781,350	2,065,054	3,467,307	19,199,116	19,199,116	22,666,423	48,163,657
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	1,942,937	96,193	168,332	70,775	335,300	6,052,867	6,052,867	6,388,167	8,331,104
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	7,695,171	146,996	328,454	655,460	1,130,910	3,410,004	3,410,004	4,540,914	12,236,085
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	294,809	18,797	20,621	14,741	54,159	1,280,421	1,280,421	1,334,580	1,629,389
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	206,308	3,456	10,534	15,359	29,349	73,564	73,564	102,913	309,221
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	—	104	37	(322)	(181)	9,937	9,937	9,756	9,756
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	3,685,053	194,818	(30,202)	(11,678)	152,938	1,951,938	1,951,938	2,104,876	5,789,929
Fidelity® VIP Growth Portfolio - Service Class	16,588,967	(19,186)	7,257,752	(2,285,388)	4,953,178	1,516,882	1,516,882	6,470,060	23,059,027
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	29,108,296	1,018,091	(1,756,691)	1,210,847	472,247	3,329,644	3,329,644	3,801,891	32,910,187
Fidelity® VIP Mid Cap Portfolio - Service Class	9,640,026	43,660	1,607,910	(10,770)	1,640,800	(3,814,260)	(3,814,260)	(2,173,460)	7,466,566
Fidelity® VIP Overseas Portfolio - Service Class	2,788,975	47,108	173,553	(86,514)	134,147	(32,001)	(32,001)	102,146	2,891,121
Fidelity® VIP Real Estate Portfolio - Service Class	1,525,509	65,392	(3,269)	40,897	103,020	24,107	24,107	127,127	1,652,636
Franklin Income VIP Fund - Class 1	4,643,851	232,854	12,158	93,650	338,662	(1,430,988)	(1,430,988)	(1,092,326)	3,551,525
Franklin Mutual Shares VIP Fund - Class 1	3,260,116	70,395	65,374	223,101	358,870	(289,070)	(289,070)	69,800	3,329,916
Franklin Rising Dividends VIP Fund - Class 1	1,796,184	21,756	148,427	(6,091)	164,092	(848,859)	(848,859)	(684,767)	1,111,417
Franklin Small Cap Value VIP Fund - Class 2	3,810,218	38,814	(3,019)	285,713	321,508	(1,609,972)	(1,609,972)	(1,288,464)	2,521,754
Franklin Small-Mid Cap Growth VIP Fund - Class 1	911,078	(4)	(7,272)	98,871	91,595	6,775	6,775	98,370	1,009,448
Franklin U.S. Government Securities VIP Fund - Class 1	5,471,945	176,155	(91,627)	(10,828)	73,700	(157,945)	(157,945)	(84,245)	5,387,700
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	2,718,754	22,676	185,622	127,212	335,510	54,785	54,785	390,295	3,109,049
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	—	2,337	61	5,643	8,041	67,206	67,206	75,247	75,247
Invesco V.I. Comstock Fund - Series I Shares	1,424,790	29,570	154,444	30,757	214,771	66,334	66,334	281,105	1,705,895
Invesco V.I. Growth and Income Fund - Series I Shares	491,026	8,227	41,137	30,266	79,630	(13,241)	(13,241)	66,389	557,415
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	1,052,218	—	82,561	37,400	119,961	(223,159)	(223,159)	(103,198)	949,020
Janus Henderson Balanced Portfolio - Institutional Shares	645,906	10,060	72,702	(1,297)	81,465	(364,390)	(364,390)	(282,925)	362,981
Janus Henderson Balanced Portfolio - Service Shares	1,229,678	20,754	454,496	(294,482)	180,768	(25,902)	(25,902)	154,866	1,384,544
Janus Henderson Enterprise Portfolio - Institutional Shares	3,613,333	23,955	150,027	357,464	531,446	(169,940)	(169,940)	361,506	3,974,839
Janus Henderson Enterprise Portfolio - Service Shares	4,149,953	22,169	625,004	(21,724)	625,449	(86,272)	(86,272)	539,177	4,689,130
Janus Henderson Flexible Bond Portfolio - Institutional Shares	214,084	12,616	(2,267)	(6,398)	3,951	56,147	56,147	60,098	274,182
Janus Henderson Flexible Bond Portfolio - Service Shares	159,280	5,086	(7,518)	4,197	1,765	(41,585)	(41,585)	(39,820)	119,460
Janus Henderson Global Research Portfolio - Institutional Shares	593,180	4,179	32,024	97,759	133,962	(57,497)	(57,497)	76,465	669,645
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	55,537,901	(15,210)	7,168,545	6,693,394	13,846,729	(14,328,205)	(14,328,205)	(481,476)	55,056,425
LVIP American Century Disciplined Core Value Fund - Standard Class II	7,359,732	77,802	(204,790)	983,918	856,930	(1,869,205)	(1,869,205)	(1,012,275)	6,347,457
LVIP American Century Inflation Protection Fund - Service Class	9,645,497	252,946	(507,070)	380,124	126,000	(3,766,839)	(3,766,839)	(3,640,839)	6,004,658
LVIP American Century International Fund - Standard Class II	793,219	10,007	(31,208)	34,104	12,903	(171,959)	(171,959)	(159,056)	634,163
LVIP American Century Mid Cap Value Fund - Standard Class II	4,341,560	104,496	138,746	109,485	352,727	(915,532)	(915,532)	(562,805)	3,778,755
LVIP American Century Ultra® Fund - Standard Class	—	—	132,583	427,610	560,193	8,887,851	8,887,851	9,448,044	9,448,044
LVIP Baron Growth Opportunities Fund - Service Class	47,361,290	93,327	2,575,609	(460,153)	2,208,783	(7,332,182)	(7,332,182)	(5,123,399)	42,237,891
LVIP Baron Growth Opportunities Fund - Standard Class	55,861	288	601	2,491	3,380	2,587	2,587	5,967	61,828
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,216,102	35,747	72,037	29,600	137,384	(25,143)	(25,143)	112,241	1,328,343
LVIP BlackRock Equity Dividend Fund - Standard Class	52,090,581	859,877	1,365,326	1,081,592	3,306,795	(11,907,954)	(11,907,954)	(8,601,159)	43,489,422
LVIP BlackRock Global Allocation Fund - Standard Class	8,509,499	121,798	370,718	322,855	815,371	(479,446)	(479,446)	335,925	8,845,424
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,823,972	404,525	(285,033)	134,348	253,840	(905,637)	(905,637)	(651,797)	9,172,175
LVIP BlackRock Real Estate Fund - Standard Class	9,614,282	128,003	(1,416,473)	1,152,417	(136,053)	(4,711,141)	(4,711,141)	(4,847,194)	4,767,088
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,004,608	(639)	84,541	209,018	292,920	(77,878)	(77,878)	215,042	1,219,650
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	867,231	57	66,552	67,014	133,623	(141,986)	(141,986)	(8,363)	858,868
LVIP Channing Small Cap Value Fund - Standard Class	—	51	114	—	165	(165)	(165)	—	—
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	139,940	895	24,963	6,625	32,483	(65,094)	(65,094)	(32,611)	107,329
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	946,010	27,793	8,965	8,445	45,203	(57,715)	(57,715)	(12,512)	933,498
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	11,954,458	149,730	1,242,630	1,105,775	2,498,135	(1,397,283)	(1,397,283)	1,100,852	13,055,310
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	23,587	255	1,704	2,251	4,210	(2,254)	(2,254)	1,956	25,543
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,293,705	35,972	209,926	221,476	467,374	(146,698)	(146,698)	320,676	2,614,381
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	23,214,242	1,041,138	(276,292)	(295,671)	469,175	2,927,858	2,927,858	3,397,033	26,611,275
LVIP Franklin Templeton Core Bond Fund - Standard Class	210,805,506	10,668,670	(4,756,589)	(2,629,784)	3,282,297	204,963	204,963	3,487,260	214,292,766
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,935,187	47,650	232,832	70,224	350,706	(469,286)	(469,286)	(118,580)	2,816,607
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	648,060	25,416	6,262	25,022	56,700	(926)	(926)	55,774	703,834
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	4,092,528	134,648	201,620	(151,739)	184,529	1,714,487	1,714,487	1,899,016	5,991,544
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	6,210,217	99,934	1,228,487	1,234,905	2,563,326	(1,009,636)	(1,009,636)	1,553,690	7,763,907
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	4,100,014	49,921	(18,375)	489,669	521,215	(101,155)	(101,155)	420,060	4,520,074
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,573,626	67,780	(35,198)	164,359	196,941	(798,087)	(798,087)	(601,146)	1,972,480
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,272,347	44,407	10,147	69,157	123,711	138,814	138,814	262,525	1,534,872
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,291,177	92,697	17,740	122,954	233,391	570,245	570,245	803,636	3,094,813
LVIP Government Money Market Fund - Standard Class	244,306,428	12,706,231	9,065	20	12,715,316	42,733,685	42,733,685	55,449,001	299,755,429
LVIP JPMorgan Core Bond Fund - Standard Class	14,744,710	384,142	(589,559)	646,195	440,778	(6,393,230)	(6,393,230)	(5,952,452)	8,792,258
LVIP JPMorgan High Yield Fund - Standard Class	28,045,443	2,022,596	(175,622)	493,553	2,340,527	(2,608,998)	(2,608,998)	(268,471)	27,776,972
LVIP JPMorgan Mid Cap Value Fund - Standard Class	—	—	518	—	518	(518)	(518)	—	—
LVIP JPMorgan Retirement Income Fund - Standard Class	2,953,710	71,204	93,593	55,770	220,567	(894,831)	(894,831)	(674,264)	2,279,446
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	130,644	2,349	16,351	9,680	28,380	19,139	19,139	47,519	178,163
LVIP JPMorgan Short Duration Bond Fund - Standard Class	18,237,050	613,247	(112,900)	224,362	724,709	(1,303,349)	(1,303,349)	(578,640)	17,658,410
LVIP JPMorgan Small Cap Core Fund - Standard Class	268,153	2,889	7,163	25,695	35,747	39,566	39,566	75,313	343,466
LVIP JPMorgan U.S. Equity Fund - Standard Class	—	2,783	7,853	(26,061)	(15,425)	577,860	577,860	562,435	562,435
LVIP Macquarie Wealth Builder Fund - Standard Class	44,240	1,237	(72)	2,348	3,513	(364)	(364)	3,149	47,389
LVIP MFS International Growth Fund - Standard Class	14,986,275	267,332	1,147,934	(109,754)	1,305,512	1,840,437	1,840,437	3,145,949	18,132,224
LVIP MFS Value Fund - Standard Class	105,018,324	1,930,443	9,200,389	1,099,523	12,230,355	(3,595,215)	(3,595,215)	8,635,140	113,653,464
LVIP Mondrian Global Income Fund - Standard Class	8,773,240	92,620	(979,373)	421,203	(465,550)	(4,345,261)	(4,345,261)	(4,810,811)	3,962,429
LVIP Mondrian International Value Fund - Standard Class	19,264,784	565,934	412,381	(148,198)	830,117	(2,519,096)	(2,519,096)	(1,688,979)	17,575,805
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	24,729	197	2,453	694	3,344	(13,728)	(13,728)	(10,384)	14,345
LVIP Nomura Diversified Floating Rate Fund - Standard Class	1,274,093	66,636	2,602	7,203	76,441	843,255	843,255	919,696	2,193,789
LVIP Nomura High Yield Fund - Standard Class	6,695,648	431,839	(436,241)	435,645	431,243	(294,603)	(294,603)	136,640	6,832,288
LVIP Nomura Mid Cap Value Fund - Standard Class	16,283,894	232,316	1,338,158	734,043	2,304,517	(4,110,343)	(4,110,343)	(1,805,826)	14,478,068
LVIP Nomura SMID Cap Core Fund - Standard Class	9,643,271	62,511	680,399	683,161	1,426,071	(494,027)	(494,027)	932,044	10,575,315
LVIP Nomura Social Awareness Fund - Standard Class	2,518,996	19,588	231,222	233,561	484,371	210,587	210,587	694,958	3,213,954
LVIP Nomura U.S. Growth Fund - Standard Class	4,737,970	(661)	556,406	1,117,236	1,672,981	180,482	180,482	1,853,463	6,591,433
LVIP Nomura U.S. REIT Fund - Standard Class	17,023,395	531,340	310,138	490,850	1,332,328	(1,663,246)	(1,663,246)	(330,918)	16,692,477
LVIP PIMCO Low Duration Bond Fund - Standard Class	2,494,034	81,624	71,950	143	153,717	(840,093)	(840,093)	(686,376)	1,807,658
LVIP SSGA Bond Index Fund - Standard Class	36,637,517	1,430,892	(2,504,196)	1,361,719	288,415	5,875,268	5,875,268	6,163,683	42,801,200
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,333,489	44,626	14,514	23,798	82,938	168,131	168,131	251,069	1,584,558
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	13,471,926	163,393	(449,572)	1,499,561	1,213,382	(8,747,544)	(8,747,544)	(7,534,162)	5,937,764
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	583,182	19,870	3,179	34,677	57,726	7,671	7,671	65,397	648,579
LVIP SSGA International Index Fund - Standard Class	59,327,472	976,621	5,802,186	(3,702,696)	3,076,111	(30,602,533)	(30,602,533)	(27,526,422)	31,801,050
LVIP SSGA Mid-Cap Index Fund - Standard Class	55,773,332	537,197	4,862,376	1,321,425	6,720,998	(18,639,324)	(18,639,324)	(11,918,326)	43,855,006
LVIP SSGA Moderate Index Allocation Fund - Standard Class	9,891,663	230,558	277,202	340,491	848,251	(1,328,576)	(1,328,576)	(480,325)	9,411,338
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	521,785	16,943	14,934	18,031	49,908	49,302	49,302	99,210	620,995
LVIP SSGA S&P 500 Index Fund - Standard Class	505,258,720	5,915,435	74,632,791	40,666,801	121,215,027	(61,876,619)	(61,876,619)	59,338,408	564,597,128
LVIP SSGA Short-Term Bond Index Fund - Standard Class	1,835,157	101,752	2,288	(5,907)	98,133	217,029	217,029	315,162	2,150,319
LVIP SSGA Small-Cap Index Fund - Standard Class	46,391,832	782,399	2,645,289	1,286,428	4,714,116	(7,721,670)	(7,721,670)	(3,007,554)	43,384,278
LVIP Structured Conservative Allocation Fund - Standard Class	419,572	13,369	37,377	(25,687)	25,059	(33,656)	(33,656)	(8,597)	410,975
LVIP Structured Moderate Allocation Fund - Standard Class	161,788	5,494	20,574	(8,096)	17,972	(48,116)	(48,116)	(30,144)	131,644
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	263,025	7,989	40,641	(20,516)	28,114	(41,519)	(41,519)	(13,405)	249,620
LVIP T. Rowe Price 2020 Fund - Standard Class	26,299,071	649,014	103,513	1,278,285	2,030,812	(4,491,088)	(4,491,088)	(2,460,276)	23,838,795
LVIP T. Rowe Price 2030 Fund - Standard Class	29,965,829	1,038,389	842,601	2,164,381	4,045,371	13,002,254	13,002,254	17,047,625	47,013,454
LVIP T. Rowe Price 2040 Fund - Standard Class	10,136,826	261,032	792,191	159,555	1,212,778	2,408,306	2,408,306	3,621,084	13,757,910
LVIP T. Rowe Price 2050 Fund - Standard Class	3,853,984	60,386	325,898	160,359	546,643	41,250	41,250	587,893	4,441,877
LVIP T. Rowe Price 2060 Fund - Standard Class	—	10	61	(40)	31	658	658	689	689
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	24,552,051	76,819	3,277,618	2,008,218	5,362,655	309,890	309,890	5,672,545	30,224,596
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	245,925	6,862	217	26,763	33,842	9,824	9,824	43,666	289,591
LVIP Vanguard Bond Allocation Fund - Standard Class	4,418,340	185,144	(796)	(115,652)	68,696	676,837	676,837	745,533	5,163,873
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	18,200,700	243,585	1,128,958	2,662,702	4,035,245	102,291	102,291	4,137,536	22,338,236
LVIP Vanguard International Equity ETF Fund - Standard Class	20,979,381	595,220	141,722	63,286	800,228	639,728	639,728	1,439,956	22,419,337
LVIP Wellington Capital Growth Fund - Standard Class	8,317,473	—	1,540,867	40,959	1,581,826	(9,899,299)	(9,899,299)	(8,317,473)	—
LVIP Wellington SMID Cap Value Fund - Standard Class	1,551,770	21,760	162,546	11,715	196,021	58,108	58,108	254,129	1,805,899
LVIP Western Asset Core Bond Fund - Standard Class	161,935	12,723	(492)	(9,839)	2,392	27,714	27,714	30,106	192,041
M Capital Appreciation Fund	103,136	1,634	4,646	2,862	9,142	(29,507)	(29,507)	(20,365)	82,771
M International Equity Fund	16,317	43	2,940	(1,661)	1,322	(17,639)	(17,639)	(16,317)	—
M Large Cap Growth Fund	35,835	—	12,360	(3,218)	9,142	(44,977)	(44,977)	(35,835)	—
M Large Cap Value Fund	22,855	—	6,344	(3,770)	2,574	(25,429)	(25,429)	(22,855)	—
MFS® VIT Growth Series - Initial Class	59,251,534	(21,807)	12,716,194	5,752,922	18,447,309	(14,908,053)	(14,908,053)	3,539,256	62,790,790
MFS® VIT Mid Cap Growth Series - Initial Class	9,595,450	(1,689)	668,840	552,184	1,219,335	(2,815,800)	(2,815,800)	(1,596,465)	7,998,985
MFS® VIT New Discovery Series - Initial Class	3,251,896	—	(287,409)	476,148	188,739	2,093,727	2,093,727	2,282,466	5,534,362
MFS® VIT Research Series - Initial Class	165,353	908	11,644	18,004	30,556	(5,793)	(5,793)	24,763	190,116
MFS® VIT Total Return Bond Series - Initial Class	2,099,444	10,969	(40,541)	65,012	35,440	(1,941,436)	(1,941,436)	(1,905,996)	193,448
MFS® VIT Total Return Series - Initial Class	33,741,549	717,831	1,491,615	180,622	2,390,068	(6,908,741)	(6,908,741)	(4,518,673)	29,222,876
MFS® VIT Utilities Series - Initial Class	4,697,428	120,130	267,048	144,449	531,627	(289,389)	(289,389)	242,238	4,939,666
MFS® VIT II Core Equity Portfolio - Initial Class	1,380,746	6,973	368,387	(141,239)	234,121	(1,494,965)	(1,494,965)	(1,260,844)	119,902
MFS® VIT II Technology Portfolio - Initial Class	3,003,947	—	435,355	457,800	893,155	(1,305,048)	(1,305,048)	(411,893)	2,592,054
MFS® VIT III Mid Cap Value Portfolio - Initial Class	9,924,568	116,388	855,736	326,230	1,298,354	(1,723,056)	(1,723,056)	(424,702)	9,499,866
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2,598,024	(3,651)	318,874	290,126	605,349	(137,842)	(137,842)	467,507	3,065,531
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	339,400	1,709	12,810	14,739	29,258	(178)	(178)	29,080	368,480
Nomura VIP Asset Strategy Series - Service Class	19,778	415	980	1,100	2,495	(634)	(634)	1,861	21,639
Nomura VIP Emerging Markets Series - Standard Class	46,886,727	1,309,422	438,182	771,059	2,518,663	(4,019,668)	(4,019,668)	(1,501,005)	45,385,722
Nomura VIP International Core Equity Series - Standard Class	—	19,881	6,284	(33,031)	(6,866)	1,694,256	1,694,256	1,687,390	1,687,390
Nomura VIP Small Cap Value Series - Standard Class	56,607,118	765,111	3,466,934	1,952,615	6,184,660	(1,444,531)	(1,444,531)	4,740,129	61,347,247
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	13,506,801	252,509	(1,972,834)	2,302,684	582,359	(5,356,643)	(5,356,643)	(4,774,284)	8,732,517
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	270,514	9,115	(799)	(10,828)	(2,512)	81,234	81,234	78,722	349,236
PIMCO VIT Real Return Portfolio - Administrative Class	10,162,198	230,547	(922,418)	882,163	190,292	(6,566,489)	(6,566,489)	(6,376,197)	3,786,001
PIMCO VIT Total Return Portfolio - Administrative Class	34,779,162	910,624	(4,210,560)	4,080,093	780,157	(30,104,734)	(30,104,734)	(29,324,577)	5,454,585
T. Rowe Price Equity Income Portfolio	6,001,253	108,952	506,895	18,555	634,402	(625,954)	(625,954)	8,448	6,009,701
Templeton Foreign VIP Fund - Class 2	133,105	3,111	309	(4,751)	(1,331)	(3,540)	(3,540)	(4,871)	128,234
Templeton Global Bond VIP Fund - Class 1	3,661,640	(717)	(185,539)	(204,791)	(391,047)	(595,991)	(595,991)	(987,038)	2,674,602
Templeton Growth VIP Fund - Class 1	1,281,945	12,942	(12,188)	69,994	70,748	1,100	1,100	71,848	1,353,793
TOPS® Balanced ETF Portfolio - Class 2 Shares	5,714	—	140	(64)	76	(5,790)	(5,790)	(5,714)	—
TOPS® Conservative ETF Portfolio - Class 2 Shares	72,769	2,240	4,992	(2,590)	4,642	18,523	18,523	23,165	95,934
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Year Ended December 31, 2025

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets At January 1, 2025 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2025 ($)

AB VPS Discovery Value Portfolio - Class A	13,597,486	109,969	1,264,680	(990,547)	384,102	(858,866)	(858,866)	(474,764)	13,122,722
AB VPS International Value Portfolio - Class A	1,763,182	33,973	350,809	295,827	680,609	(1,248,211)	(1,248,211)	(567,602)	1,195,580
AB VPS Large Cap Growth Portfolio - Class A	2,178,598	(2,520)	302,722	26,264	326,466	542,949	542,949	869,415	3,048,013
AB VPS Relative Value Portfolio - Class A	1,243,331	13,978	132,938	(20,984)	125,932	(92,400)	(92,400)	33,532	1,276,863
AB VPS Sustainable Global Thematic Portfolio - Class A	641,914	(109)	84,302	(41,402)	42,791	(39,203)	(39,203)	3,588	645,502
Allspring VT Discovery SMID Cap Growth Fund - Class 2	262,997	—	(13,013)	10,933	(2,080)	(92,606)	(92,606)	(94,686)	168,311
American Funds® IS American High-Income Trust - Class 2	14,834,253	838,540	(63,308)	339,346	1,114,578	(3,208,116)	(3,208,116)	(2,093,538)	12,740,715
American Funds® IS Capital Income Builder - Class 2	1,748,314	68,996	17,143	315,040	401,179	577,053	577,053	978,232	2,726,546
American Funds® IS Global Growth Fund - Class 2	36,387,251	578,876	5,515,020	2,011,718	8,105,614	259,518	259,518	8,365,132	44,752,383
American Funds® IS Global Small Capitalization Fund - Class 2	4,417,225	14,567	(72,612)	626,590	568,545	(624,318)	(624,318)	(55,773)	4,361,452
American Funds® IS Growth Fund - Class 2	132,349,038	166,740	17,725,855	7,702,416	25,595,011	4,752,940	4,752,940	30,347,951	162,696,989
American Funds® IS Growth-Income Fund - Class 2	19,683,559	190,716	4,872,699	(1,251,071)	3,812,344	(106,450)	(106,450)	3,705,894	23,389,453
American Funds® IS International Fund - Class 2	67,366,808	735,176	2,954,925	10,780,228	14,470,329	(36,268,634)	(36,268,634)	(21,798,305)	45,568,503
American Funds® IS The Bond Fund of America - Class 2	1,164,016	61,139	(61,751)	96,721	96,109	135,765	135,765	231,874	1,395,890
American Funds® IS U.S. Government Securities Fund - Class 2	6,118,639	377,262	(86,601)	235,469	526,130	2,893,836	2,893,836	3,419,966	9,538,605
BlackRock Equity Dividend V.I. Fund - Class I	4,104,813	103,665	417,021	375,009	895,695	973,909	973,909	1,869,604	5,974,417
BlackRock High Yield V.I. Fund - Class I	2,493,305	129,922	(16,779)	33,273	146,416	(929,916)	(929,916)	(783,500)	1,709,805
ClearBridge Variable Growth Portfolio - Class I	222,043	(73)	33,246	(3,343)	29,830	(1,844)	(1,844)	27,986	250,029
ClearBridge Variable Mid Cap Portfolio - Class I	2,889,935	7,412	323,851	(219,683)	111,580	(126,590)	(126,590)	(15,010)	2,874,925
ClearBridge Variable Small Cap Growth Portfolio - Class I	5,065,061	(913)	333,128	97,320	429,535	578,477	578,477	1,008,012	6,073,073
DWS Alternative Asset Allocation VIP Portfolio - Class A	967,019	40,406	562	58,618	99,586	(15,522)	(15,522)	84,064	1,051,083
DWS Equity 500 Index VIP Portfolio - Class A	183,970,198	1,784,618	22,510,811	6,950,347	31,245,776	(12,520,564)	(12,520,564)	18,725,212	202,695,410
DWS Small Cap Index VIP Portfolio - Class A	101,995,847	1,314,696	6,634,714	5,521,224	13,470,634	(4,209,106)	(4,209,106)	9,261,528	111,257,375
Eaton Vance VT Floating-Rate Income Fund - Initial Class	431,291	29,513	(894)	(11,002)	17,617	3,032	3,032	20,649	451,940
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	742,884	19,411	35,287	54,039	108,737	(10,296)	(10,296)	98,441	841,325
Fidelity® VIP Contrafund® Portfolio - Service Class	29,347,124	4,956	5,916,333	315,835	6,237,124	(632,228)	(632,228)	5,604,896	34,952,020
Fidelity® VIP Equity-Income Portfolio - Service Class	823,958	14,769	51,782	87,348	153,899	(10,221)	(10,221)	143,678	967,636
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	25,249,392	237,423	552,207	655,323	1,444,953	(19,457,326)	(19,457,326)	(18,012,373)	7,237,019
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	33,962,409	931,420	1,358,403	2,590,366	4,880,189	233,123	233,123	5,113,312	39,075,721
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	64,893,884	1,765,887	3,513,306	4,868,522	10,147,715	4,670,783	4,670,783	14,818,498	79,712,382
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	32,022,701	943,485	2,244,461	2,960,560	6,148,506	10,192,410	10,192,410	16,340,916	48,363,617
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	48,163,657	1,023,866	3,953,112	4,803,720	9,780,698	8,434,125	8,434,125	18,214,823	66,378,480
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	8,331,104	174,343	757,024	1,093,635	2,025,002	3,158,045	3,158,045	5,183,047	13,514,151
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	12,236,085	224,628	1,261,836	1,269,145	2,755,609	2,796,712	2,796,712	5,552,321	17,788,406
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	1,629,389	42,673	174,803	260,653	478,129	1,470,251	1,470,251	1,948,380	3,577,769
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	309,221	10,158	34,591	54,506	99,255	402,534	402,534	501,789	811,010
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	9,756	3,797	4,157	10,102	18,056	289,132	289,132	307,188	316,944
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	5,789,929	635,796	30,861	795,706	1,462,363	14,520,412	14,520,412	15,982,775	21,772,704
Fidelity® VIP Growth Portfolio - Service Class	23,059,027	45,386	4,312,940	(429,354)	3,928,972	3,462,147	3,462,147	7,391,119	30,450,146
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	32,910,187	1,243,700	(547,675)	1,483,575	2,179,600	1,944,855	1,944,855	4,124,455	37,034,642
Fidelity® VIP Mid Cap Portfolio - Service Class	7,466,566	23,550	857,797	(21,553)	859,794	(442,961)	(442,961)	416,833	7,883,399
Fidelity® VIP Overseas Portfolio - Service Class	2,891,121	41,652	404,480	87,857	533,989	(611,866)	(611,866)	(77,877)	2,813,244
Fidelity® VIP Real Estate Portfolio - Service Class	1,652,636	34,104	(1,222)	15,124	48,006	947	947	48,953	1,701,589
Franklin Income VIP Fund - Class 1	3,551,525	210,211	34,298	236,613	481,122	184,628	184,628	665,750	4,217,275
Franklin Mutual Shares VIP Fund - Class 1	3,329,916	73,904	345,180	(41,858)	377,226	(555,024)	(555,024)	(177,798)	3,152,118
Franklin Rising Dividends VIP Fund - Class 1	1,111,417	11,539	119,292	4,524	135,355	52,348	52,348	187,703	1,299,120
Franklin Small Cap Value VIP Fund - Class 2	2,521,754	31,355	196,557	(25,658)	202,254	334,472	334,472	536,726	3,058,480
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,009,448	(3)	51,728	(21,114)	30,611	(248,725)	(248,725)	(218,114)	791,334
Franklin U.S. Government Securities VIP Fund - Class 1	5,387,700	182,617	(103,014)	281,612	361,215	(164,060)	(164,060)	197,155	5,584,855
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	3,109,049	31,350	359,786	(104,254)	286,882	(8,139)	(8,139)	278,743	3,387,792
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	75,247	3,295	10,194	(5,799)	7,690	5,457	5,457	13,147	88,394
Invesco V.I. Comstock Fund - Series I Shares	1,705,895	47,788	329,668	4,654	382,110	1,343,785	1,343,785	1,725,895	3,431,790
Invesco V.I. Growth and Income Fund - Series I Shares	557,415	10,985	64,598	109,487	185,070	10,664,143	10,664,143	10,849,213	11,406,628
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	949,020	6,083	142,938	(67,242)	81,779	217,330	217,330	299,109	1,248,129
Janus Henderson Balanced Portfolio - Institutional Shares	362,981	5,523	28,436	7,815	41,774	(101,316)	(101,316)	(59,542)	303,439
Janus Henderson Balanced Portfolio - Service Shares	1,384,544	23,149	44,629	130,518	198,296	(42,185)	(42,185)	156,111	1,540,655
Janus Henderson Enterprise Portfolio - Institutional Shares	3,974,839	3,446	300,462	(40,403)	263,505	(641,887)	(641,887)	(378,382)	3,596,457
Janus Henderson Enterprise Portfolio - Service Shares	4,689,130	(2,197)	299,046	(50,978)	245,871	(1,129,240)	(1,129,240)	(883,369)	3,805,761
Janus Henderson Flexible Bond Portfolio - Institutional Shares	274,182	15,667	(2,897)	7,720	20,490	24,627	24,627	45,117	319,299
Janus Henderson Flexible Bond Portfolio - Service Shares	119,460	5,283	(1,437)	4,452	8,298	(8,359)	(8,359)	(61)	119,399
Janus Henderson Global Research Portfolio - Institutional Shares	669,645	3,422	71,457	60,321	135,200	(35,716)	(35,716)	99,484	769,129
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	55,056,425	(11,694)	19,130,971	(12,989,195)	6,130,082	(12,437,142)	(12,437,142)	(6,307,060)	48,749,365
LVIP American Century Disciplined Core Value Fund - Standard Class II	6,347,457	64,531	456,123	202,628	723,282	(2,565,171)	(2,565,171)	(1,841,889)	4,505,568
LVIP American Century Inflation Protection Fund - Service Class	6,004,658	400,975	(179,788)	112,591	333,778	(787,787)	(787,787)	(454,009)	5,550,649
LVIP American Century International Fund - Standard Class II	634,163	7,259	1,967	88,412	97,638	(57,209)	(57,209)	40,429	674,592
LVIP American Century Mid Cap Value Fund - Standard Class II	3,778,755	15,230	(11,604)	85,958	89,584	(3,089,730)	(3,089,730)	(3,000,146)	778,609
LVIP American Century Ultra® Fund - Standard Class	9,448,044	—	964,368	377,751	1,342,119	786,805	786,805	2,128,924	11,576,968
LVIP Baron Growth Opportunities Fund - Service Class	42,237,891	(5,797)	5,217,282	(8,752,108)	(3,540,623)	(17,215,231)	(17,215,231)	(20,755,854)	21,482,037
LVIP Baron Growth Opportunities Fund - Standard Class	61,828	—	7,972	(13,810)	(5,838)	(6,718)	(6,718)	(12,556)	49,272
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,328,343	27,304	56,523	71,340	155,167	(147,757)	(147,757)	7,410	1,335,753
LVIP BlackRock Equity Dividend Fund - Standard Class	43,489,422	743,518	4,212,972	671,266	5,627,756	(3,480,941)	(3,480,941)	2,146,815	45,636,237
LVIP BlackRock Global Allocation Fund - Standard Class	8,845,424	281,807	614,230	832,636	1,728,673	21,991	21,991	1,750,664	10,596,088
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,172,175	78,344	(136,784)	571,535	513,095	(143,966)	(143,966)	369,129	9,541,304
LVIP BlackRock Real Estate Fund - Standard Class	4,767,088	132,591	(177,258)	411,194	366,527	(1,160,763)	(1,160,763)	(794,236)	3,972,852
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,219,650	(744)	128,714	(66,198)	61,772	(156,782)	(156,782)	(95,010)	1,124,640
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	858,868	(32)	165,148	(129,192)	35,924	(295,099)	(295,099)	(259,175)	599,693
LVIP Channing Small Cap Value Fund - Standard Class	—	40	266	—	306	(306)	(306)	—	—
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	107,329	849	13,487	(2,822)	11,514	(1,155)	(1,155)	10,359	117,688
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	933,498	52,579	36,973	265,947	355,499	238,849	238,849	594,348	1,527,846
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	13,055,310	130,422	2,016,661	(187,915)	1,959,168	(2,573,359)	(2,573,359)	(614,191)	12,441,119
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	25,543	4,130	41,200	16,041	61,371	376,535	376,535	437,906	463,449
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,614,381	25,803	347,692	(196,486)	177,009	(316,701)	(316,701)	(139,692)	2,474,689
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	26,611,275	1,229,909	(360,289)	856,472	1,726,092	1,393,946	1,393,946	3,120,038	29,731,313
LVIP Franklin Templeton Core Bond Fund - Standard Class	214,292,766	9,641,616	(6,040,978)	11,267,785	14,868,423	8,988,023	8,988,023	23,856,446	238,149,212
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,816,607	46,909	399,021	(37,698)	408,232	279,622	279,622	687,854	3,504,461
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	703,834	26,895	35,395	179,418	241,708	(80,186)	(80,186)	161,522	865,356
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	5,991,544	269,023	309,092	1,625,172	2,203,287	220,019	220,019	2,423,306	8,414,850
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	7,763,907	82,433	590,961	756,072	1,429,466	278,402	278,402	1,707,868	9,471,775
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	4,520,074	71,495	35,655	747,213	854,363	1,683,458	1,683,458	2,537,821	7,057,895
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,972,480	52,068	(10,018)	143,493	185,543	(156,063)	(156,063)	29,480	2,001,960
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,534,872	41,273	85,656	120,310	247,239	113,252	113,252	360,491	1,895,363
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,094,813	64,681	122,186	174,797	361,664	(639,668)	(639,668)	(278,004)	2,816,809
LVIP Government Money Market Fund - Standard Class	299,755,429	11,761,425	10,507	13	11,771,945	(45,849,604)	(45,849,604)	(34,077,659)	265,677,770
LVIP JPMorgan Core Bond Fund - Standard Class	8,792,258	356,263	(109,747)	447,593	694,109	778,774	778,774	1,472,883	10,265,141
LVIP JPMorgan High Yield Fund - Standard Class	27,776,972	1,075,414	(248,414)	968,404	1,795,404	(11,913,845)	(11,913,845)	(10,118,441)	17,658,531
LVIP JPMorgan Mid Cap Value Fund - Standard Class	—	—	(8,429)	—	(8,429)	8,429	8,429	—	—
LVIP JPMorgan Retirement Income Fund - Standard Class	2,279,446	40,022	131,481	(45,139)	126,364	(997,678)	(997,678)	(871,314)	1,408,132
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	178,163	289	15,623	(9,415)	6,497	(158,753)	(158,753)	(152,256)	25,907
LVIP JPMorgan Short Duration Bond Fund - Standard Class	17,658,410	520,507	(32,162)	278,324	766,669	(5,216,640)	(5,216,640)	(4,449,971)	13,208,439
LVIP JPMorgan Small Cap Core Fund - Standard Class	343,466	2,517	31,079	4,652	38,248	43,128	43,128	81,376	424,842
LVIP JPMorgan U.S. Equity Fund - Standard Class	562,435	15,856	107,807	360,402	484,065	2,603,301	2,603,301	3,087,366	3,649,801
LVIP Loomis Sayles Global Growth Fund - Standard Class	—	—	511	—	511	(511)	(511)	—	—
LVIP Macquarie Wealth Builder Fund - Standard Class	47,389	1,501	(3,184)	7,215	5,532	(52,921)	(52,921)	(47,389)	—
LVIP MFS International Growth Fund - Standard Class	18,132,224	397,931	3,098,711	(21,117)	3,475,525	5,699,063	5,699,063	9,174,588	27,306,812
LVIP MFS Value Fund - Standard Class	113,653,464	1,580,402	13,784,753	(2,630,045)	12,735,110	(34,976,454)	(34,976,454)	(22,241,344)	91,412,120
LVIP Mondrian Global Income Fund - Standard Class	3,962,429	16,460	(175,367)	390,293	231,386	(932,987)	(932,987)	(701,601)	3,260,828
LVIP Mondrian International Value Fund - Standard Class	17,575,805	834,531	1,081,990	4,250,549	6,167,070	(774,998)	(774,998)	5,392,072	22,967,877
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	14,345	14	1,908	(1,351)	571	(13,604)	(13,604)	(13,033)	1,312
LVIP Nomura Diversified Floating Rate Fund - Standard Class	2,193,789	78,617	9,496	7,652	95,765	(307,132)	(307,132)	(211,367)	1,982,422
LVIP Nomura High Yield Fund - Standard Class	6,832,288	178,945	(170,627)	355,105	363,423	(4,106,059)	(4,106,059)	(3,742,636)	3,089,652
LVIP Nomura Mid Cap Value Fund - Standard Class	14,478,068	218,077	1,989,220	(346,195)	1,861,102	(711,423)	(711,423)	1,149,679	15,627,747
LVIP Nomura SMID Cap Core Fund - Standard Class	10,575,315	57,084	543,791	265,682	866,557	(970,301)	(970,301)	(103,744)	10,471,571
LVIP Nomura Social Awareness Fund - Standard Class	3,213,954	15,934	360,196	28,035	404,165	(967,828)	(967,828)	(563,663)	2,650,291
LVIP Nomura U.S. Growth Fund - Standard Class	6,591,433	(713)	1,049,675	412,419	1,461,381	(844,539)	(844,539)	616,842	7,208,275
LVIP Nomura U.S. REIT Fund - Standard Class	16,692,477	422,710	143,730	(447,368)	119,072	(2,580,883)	(2,580,883)	(2,461,811)	14,230,666
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,807,658	101,588	25,531	29,569	156,688	641,011	641,011	797,699	2,605,357
LVIP SSGA Bond Index Fund - Standard Class	42,801,200	1,234,969	(56,271)	1,655,725	2,834,423	(7,506,939)	(7,506,939)	(4,672,516)	38,128,684
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,584,558	49,228	55,668	98,883	203,779	(65,835)	(65,835)	137,944	1,722,502
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	5,937,764	213,831	97,695	1,622,394	1,933,920	(92,845)	(92,845)	1,841,075	7,778,839
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	648,579	12,423	29,056	43,929	85,408	(219,039)	(219,039)	(133,631)	514,948
LVIP SSGA International Index Fund - Standard Class	31,801,050	1,320,965	2,905,399	6,283,495	10,509,859	13,609,680	13,609,680	24,119,539	55,920,589
LVIP SSGA Mid-Cap Index Fund - Standard Class	43,855,006	518,098	3,261,862	(1,041,655)	2,738,305	(6,832)	(6,832)	2,731,473	46,586,479
LVIP SSGA Moderate Index Allocation Fund - Standard Class	9,411,338	251,876	264,039	958,556	1,474,471	395,064	395,064	1,869,535	11,280,873
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	620,995	19,435	36,909	61,707	118,051	134,146	134,146	252,197	873,192
LVIP SSGA S&P 500 Index Fund - Standard Class	564,597,128	5,692,850	54,386,753	33,205,194	93,284,797	(45,651,998)	(45,651,998)	47,632,799	612,229,927
LVIP SSGA Short-Term Bond Index Fund - Standard Class	2,150,319	42,887	21,662	14,152	78,701	(1,161,969)	(1,161,969)	(1,083,268)	1,067,051
LVIP SSGA Small-Cap Index Fund - Standard Class	43,384,278	538,532	2,944,138	2,787,383	6,270,053	2,464,178	2,464,178	8,734,231	52,118,509
LVIP Structured Conservative Allocation Fund - Standard Class	410,975	9,248	(1,402)	38,713	46,559	(110,083)	(110,083)	(63,524)	347,451
LVIP Structured Moderate Allocation Fund - Standard Class	131,644	5,486	785	(20,900)	(14,629)	7,163,088	7,163,088	7,148,459	7,280,103
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	249,620	6,197	902	38,037	45,136	(22,385)	(22,385)	22,751	272,371
LVIP T. Rowe Price 2020 Fund - Standard Class	23,838,795	758,930	1,582,265	801,120	3,142,315	(1,021,899)	(1,021,899)	2,120,416	25,959,211
LVIP T. Rowe Price 2030 Fund - Standard Class	47,013,454	1,351,856	3,544,855	2,680,796	7,577,507	3,981,725	3,981,725	11,559,232	58,572,686
LVIP T. Rowe Price 2040 Fund - Standard Class	13,757,910	262,129	1,514,638	917,370	2,694,137	(244,252)	(244,252)	2,449,885	16,207,795
LVIP T. Rowe Price 2050 Fund - Standard Class	4,441,877	98,867	653,494	287,189	1,039,550	1,079,011	1,079,011	2,118,561	6,560,438
LVIP T. Rowe Price 2060 Fund - Standard Class	689	1,181	318	976	2,475	76,787	76,787	79,262	79,951
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	30,224,596	(4,946)	5,932,014	(2,749,749)	3,177,319	5,166,161	5,166,161	8,343,480	38,568,076
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	289,591	5,304	9,548	10,058	24,910	1,513	1,513	26,423	316,014
LVIP Vanguard Bond Allocation Fund - Standard Class	5,163,873	194,478	(3,755)	138,424	329,147	231,395	231,395	560,542	5,724,415
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	22,338,236	240,877	11,500,780	(7,977,033)	3,764,624	400,703	400,703	4,165,327	26,503,563
LVIP Vanguard International Equity ETF Fund - Standard Class	22,419,337	1,062,402	408,143	6,047,125	7,517,670	5,677,150	5,677,150	13,194,820	35,614,157
LVIP Wellington SMID Cap Value Fund - Standard Class	1,805,899	17,567	136,975	(110,223)	44,319	13,771	13,771	58,090	1,863,989
LVIP Western Asset Core Bond Fund - Standard Class	192,041	2,197	(29,542)	34,332	6,987	(199,028)	(199,028)	(192,041)	—
M Capital Appreciation Fund	82,771	869	14,013	(194)	14,688	(1,568)	(1,568)	13,120	95,891
MFS® VIT Growth Series - Initial Class	62,790,790	(20,225)	16,676,227	(8,118,518)	8,537,484	(11,975,839)	(11,975,839)	(3,438,355)	59,352,435
MFS® VIT Mid Cap Growth Series - Initial Class	7,998,985	(1,335)	1,310,103	(1,023,061)	285,707	(149,296)	(149,296)	136,411	8,135,396
MFS® VIT New Discovery Series - Initial Class	5,534,362	—	(296,127)	772,606	476,479	(1,983,476)	(1,983,476)	(1,506,997)	4,027,365
MFS® VIT Research Series - Initial Class	190,116	1,684	47,175	(25,181)	23,678	(6,034)	(6,034)	17,644	207,760
MFS® VIT Total Return Bond Series - Initial Class	193,448	51,321	2,016	15,494	68,831	860,945	860,945	929,776	1,123,224
MFS® VIT Total Return Series - Initial Class	29,222,876	488,928	1,152,106	503,199	2,144,233	(20,167,714)	(20,167,714)	(18,023,481)	11,199,395
MFS® VIT Utilities Series - Initial Class	4,939,666	153,252	134,379	442,043	729,674	(159,515)	(159,515)	570,159	5,509,825
MFS® VIT II Core Equity Portfolio - Initial Class	119,902	440	31,275	(16,782)	14,933	(2,740)	(2,740)	12,193	132,095
MFS® VIT II Technology Portfolio - Initial Class	2,592,054	—	539,724	(120,910)	418,814	(21,787)	(21,787)	397,027	2,989,081
MFS® VIT III Mid Cap Value Portfolio - Initial Class	9,499,866	140,648	1,356,217	(630,614)	866,251	3,656,043	3,656,043	4,522,294	14,022,160
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,065,531	(3,210)	443,057	(276,723)	163,124	(105,706)	(105,706)	57,418	3,122,949
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	368,480	5,375	143,068	1,921	150,364	1,030,565	1,030,565	1,180,929	1,549,409
Nomura VIP Asset Strategy Series - Service Class	21,639	293	1,835	1,467	3,595	(1,441)	(1,441)	2,154	23,793
Nomura VIP Emerging Markets Series - Standard Class	45,385,722	795,287	2,733,930	31,351,365	34,880,582	(3,892,638)	(3,892,638)	30,987,944	76,373,666
Nomura VIP International Core Equity Series - Standard Class	1,687,390	24,210	148,285	264,618	437,113	110,596	110,596	547,709	2,235,099
Nomura VIP Small Cap Value Series - Standard Class	61,347,247	734,177	4,337,487	(1,878,276)	3,193,388	(21,082,434)	(21,082,434)	(17,889,046)	43,458,201
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	8,732,517	284,243	(284,906)	1,667,825	1,667,162	449,429	449,429	2,116,591	10,849,108
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	349,236	16,621	(53,148)	80,432	43,905	92,386	92,386	136,291	485,527
PIMCO VIT Real Return Portfolio - Administrative Class	3,786,001	127,986	(52,017)	211,791	287,760	5,809	5,809	293,569	4,079,570
PIMCO VIT Total Return Portfolio - Administrative Class	5,454,585	198,390	(197,996)	395,126	395,520	(1,647,665)	(1,647,665)	(1,252,145)	4,202,440
T. Rowe Price Equity Income Portfolio	6,009,701	99,010	683,081	21,444	803,535	(537,455)	(537,455)	266,080	6,275,781
Templeton Foreign VIP Fund - Class 2	128,234	3,256	9,929	23,591	36,776	(3,704)	(3,704)	33,072	161,306
Templeton Global Bond VIP Fund - Class 1	2,674,602	(538)	(31,605)	501,784	469,641	(172,965)	(172,965)	296,676	2,971,278
Templeton Growth VIP Fund - Class 1	1,353,793	14,419	112,840	194,765	322,024	(31,491)	(31,491)	290,533	1,644,326
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	—	6	(1)	—	5	(5)	(5)	—	—
TOPS® Conservative ETF Portfolio - Class 2 Shares	95,934	2,558	2,622	4,332	9,512	8,301	8,301	17,813	113,747
TOPS® Growth ETF Portfolio - Class 2 Shares	—	32	(7)	87	112	13,952	13,952	14,064	14,064
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements
December 31, 2025
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of six products as follows:

•Lincoln CVUL	•Lincoln Corporate Variable 4
•Lincoln CVUL Series III	•Lincoln Corporate Variable 5
•Lincoln Corporate Commitment VUL	•Lincoln Corporate Exec VUL
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighty-two available mutual funds (the Funds) of twenty-five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. Comstock Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series I Shares**
Invesco V.I. Growth and Income Fund - Series I Shares
Invesco V.I. Main Street Fund - Series I Shares**
Invesco V.I. Main Street Small Cap Fund®- Series I Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

Allspring Variable Trust:
Allspring VT Discovery SMID Cap Growth Fund - Class 2

American Funds Insurance Series®:
American Funds® IS American High-Income Trust - Class 2
American Funds® IS Capital Income Builder - Class 2
American Funds® IS Global Growth Fund - Class 2
American Funds® IS Global Small Capitalization Fund - Class 2
American Funds® IS Growth Fund - Class 2
American Funds® IS Growth-Income Fund - Class 2
American Funds® IS International Fund - Class 2
American Funds® IS The Bond Fund of America - Class 2
American Funds® IS U.S. Government Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class I

BlackRock Variable Series Funds II, Inc.:
BlackRock High Yield V.I. Fund - Class I

Delaware VIP® Trust:
Nomura VIP Emerging Markets Series - Standard Class
Nomura VIP International Core Equity Series - Standard Class
Nomura VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager 50% Portfolio - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
Fidelity® VIP Growth Portfolio - Service Class
Fidelity® VIP High Income Portfolio - Service Class**
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Overseas Portfolio - Service Class
Fidelity® VIP Real Estate Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund - Class 1
Franklin Mutual Shares VIP Fund - Class 1
Franklin Rising Dividends VIP Fund - Class 1
Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 2**
Franklin U.S. Government Securities VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 1
Templeton Growth VIP Fund - Class 1
Templeton Growth VIP Fund - Class 2**

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Mid Cap Value Fund - Service Shares
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares

Ivy Variable Insurance Portfolios:
Nomura VIP Asset Strategy Series - Service Class

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Institutional Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Flexible Bond Portfolio - Institutional Shares
Janus Henderson Flexible Bond Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Institutional Shares
Janus Henderson Global Research Portfolio - Service Shares**
Janus Henderson Global Technology and Innovation Portfolio - Service Shares**

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class I
ClearBridge Variable Mid Cap Portfolio - Class I
ClearBridge Variable Small Cap Growth Portfolio - Class I

Lincoln Variable Insurance Products Trust*:
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Century Disciplined Core Value Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Service Class
LVIP American Century International Fund - Standard Class II
LVIP American Century Mid Cap Value Fund - Standard Class II
LVIP American Century Ultra® Fund - Standard Class
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Channing Small Cap Value Fund - Standard Class**
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Standard Class
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Mid Cap Value Fund - Standard Class**
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP JPMorgan Small Cap Core Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Standard Class
LVIP Loomis Sayles Global Growth Fund - Standard Class**
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Nomura High Yield Fund - Standard Class
LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Nomura Social Awareness Fund - Standard Class
LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Nomura U.S. REIT Fund - Standard Class
LVIP PIMCO Low Duration Bond Fund - Standard Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class**
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price 2050 Fund - Standard Class
LVIP T. Rowe Price 2060 Fund - Standard Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Standard Class

M Fund, Inc.:
M Capital Appreciation Fund
M International Equity Fund**
M Large Cap Growth Fund**
M Large Cap Value Fund**

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Mid Cap Growth Series - Initial Class
MFS® VIT New Discovery Series - Initial Class
MFS® VIT Research Series - Initial Class
MFS® VIT Total Return Bond Series - Initial Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class
MFS® VIT II Technology Portfolio - Initial Class

MFS® Variable Insurance Trust III:
MFS® VIT III Mid Cap Value Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
Neuberger Berman AMT Quality Equity Portfolio - I Class**

Northern Lights Variable Trust:
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares**
TOPS® Balanced ETF Portfolio - Class 2 Shares**
TOPS® Conservative ETF Portfolio - Class 2 Shares
TOPS® Growth ETF Portfolio - Class 2 Shares
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class
PIMCO VIT Real Return Portfolio - Administrative Class
PIMCO VIT Total Return Portfolio - Administrative Class

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2025
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2025. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity. Lincoln Financial Investments Corporation is a wholly owned subsidiary of the Company.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2025 and 2024
Investment Fund Changes: During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	LVIP JPMorgan U.S. Equity Fund - Standard Class
LVIP Channing Small Cap Value Fund - Standard Class	Macquarie VIP International Core Equity Series - Standard Class
LVIP JPMorgan Mid Cap Value Fund - Standard Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Disciplined Core Value Fund - Class I	LVIP American Century Disciplined Core Value Fund - Standard Class II
American Century VP Inflation Protection Fund - Class II	LVIP American Century Inflation Protection Fund - Service Class
American Century VP International Fund - Class I	LVIP American Century International Fund - Standard Class II
American Century VP Mid Cap Value - Class I	LVIP American Century Mid Cap Value Fund - Standard Class II
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class I	ClearBridge Variable Growth Portfolio - Class I
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
Also during 2024, the Delaware VIP® International Series - Standard Class fund ceased to be available as an investment option to Variable Account contract owners.
During 2025, Nomura Asset Management acquired Macquarie Management Holdings, Inc. The following funds were affected:

Predecessor Fund	Fund
Macquarie VIP Asset Strategy Series - Service Class	Nomura VIP Asset Strategy Series - Service Class
Macquarie VIP Emerging Markets Series - Standard Class	Nomura VIP Emerging Markets Series - Standard Class
Macquarie VIP International Core Equity Series - Standard Class	Nomura VIP International Core Equity Series - Standard Class
Macquarie VIP Small Cap Value Series - Standard Class	Nomura VIP Small Cap Value Series - Standard Class
Also during 2025, the following funds changed their names:

Previous Fund Name	New Fund Name
Fidelity® VIP Asset Manager Portfolio - Service Class	Fidelity® VIP Asset Manager 50% Portfolio - Service Class
LVIP Macquarie Value Fund - Standard Class	LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Macquarie Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Macquarie High Yield Fund - Standard Class	LVIP Nomura High Yield Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Nomura Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Nomura U.S. REIT Fund - Standard Class
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	Neuberger Berman AMT Quality Equity Portfolio - I Class
Also during 2025, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Western Asset Core Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the Statements of operations. For the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)
•Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
•Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
•Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
•Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)
•Lincoln Corporate Exec VUL at a daily rate of .0002740% to .0012877% (.10% to .47% on an annual basis)
The Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products assess a mortality and expense guarantees charge. The mortality and expense guarantees deducted as a monthly charge for the years ended December 31, 2025 and 2024, amounted to $3,837,785 and $3,674,545, respectively.
The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2025 and 2024, amounted to $4,137,102 and $3,772,877, respectively.
The Company charges a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2025 and 2024, totaled $869,840 and $902,373, respectively.
On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable sub-account and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2025 and 2024, amounted to $38,851,904 and $38,815,020, respectively.
Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products. For the years ended December 31, 2025 and 2024, no transfer fees were deducted from the variable subaccounts.
Premium load, cost of insurance, administrative and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2025, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2025		0.00%	0.20%	11.42	48.83	327,546	13,122,722	2.68%	2.89%	0.86%
	2024		0.00%	0.20%	11.11	47.46	341,601	13,597,486	9.80%	10.02%	0.85%
	2023		0.00%	0.20%	24.15	43.14	376,278	14,613,986	16.95%	17.18%	1.11%
	2022		0.00%	0.35%	16.17	36.81	403,458	13,444,920	-15.92%	-15.63%	1.12%
	2021		0.00%	0.35%	19.23	43.63	406,037	15,927,036	35.47%	35.95%	0.77%

AB VPS International Value Portfolio - Class A	2025		0.00%	0.10%	15.32	17.42	68,769	1,195,580	41.56%	41.70%	1.72%
	2024		0.00%	0.10%	12.07	12.29	144,705	1,763,182	4.96%	5.07%	2.72%
	2023		0.00%	0.20%	11.50	13.53	151,783	1,763,478	14.92%	15.15%	0.85%
	2022		0.00%	0.20%	9.99	11.77	215,330	2,167,841	-13.78%	-13.61%	4.65%
	2021		0.00%	0.20%	11.58	13.65	206,293	2,406,139	10.86%	11.08%	1.99%

AB VPS Large Cap Growth Portfolio - Class A	2025		0.10%	0.10%	14.18	54.51	64,773	3,048,013	13.02%	13.02%	0.00%
	2024		0.10%	0.10%	12.55	48.23	54,133	2,178,598	25.13%	25.13%	0.05%
	2023		0.10%	0.10%	10.03	38.54	53,237	1,702,402	34.99%	34.99%	0.00%
	2022		0.10%	0.10%	28.55	28.55	58,015	1,394,342	-28.58%	-28.58%	0.00%
	2021		0.10%	0.20%	39.98	67.18	55,043	2,253,454	28.72%	28.84%	0.00%

AB VPS Relative Value Portfolio - Class A	2025		0.00%	0.00%	52.59	52.59	30,815	1,276,863	10.47%	10.47%	1.13%
	2024		0.00%	0.20%	32.02	47.61	27,279	1,243,331	12.80%	13.02%	1.46%
	2023		0.00%	0.20%	28.39	42.12	29,010	1,170,862	11.80%	12.03%	1.52%
	2022		0.00%	0.20%	25.39	37.60	31,343	1,130,479	-4.38%	-4.19%	1.40%
	2021		0.00%	0.20%	26.56	39.25	39,903	1,513,365	27.90%	28.16%	0.83%

AB VPS Sustainable Global Thematic Portfolio - Class A	2025		0.00%	0.10%	26.53	40.16	17,478	645,502	6.22%	6.32%	0.00%
	2024		0.00%	0.10%	24.97	37.77	18,465	641,914	6.11%	6.21%	0.00%
	2023		0.00%	0.10%	23.54	35.56	30,257	881,930	15.89%	16.01%	0.26%
	2022		0.00%	0.10%	20.31	30.66	29,314	702,294	-27.06%	-26.98%	0.00%
	2021		0.00%	0.10%	27.84	41.99	35,512	1,152,313	22.75%	22.87%	0.00%

Allspring VT Discovery SMID Cap Growth Fund - Class 2	2025		0.00%	0.00%	26.97	26.97	6,241	168,311	5.39%	5.39%	0.00%
	2024		0.00%	0.00%	25.59	25.59	10,277	262,997	18.13%	18.13%	0.00%
	2023		0.00%	0.00%	21.66	21.66	14,934	323,516	20.14%	20.14%	0.00%
	2022		0.00%	0.00%	18.03	18.03	9,172	165,388	-37.85%	-37.85%	0.00%
	2021		0.00%	0.00%	29.01	29.01	6,286	182,357	-5.04%	-5.04%	0.00%

American Funds® IS American High-Income Trust - Class 2	2025		0.00%	0.35%	12.88	31.03	531,143	12,740,715	7.86%	8.24%	6.04%
	2024		0.00%	0.35%	15.67	28.67	621,472	14,834,253	9.28%	9.67%	7.80%
	2023		0.00%	0.35%	14.34	26.14	540,629	11,755,977	12.06%	12.45%	7.36%
	2022		0.00%	0.35%	12.80	23.24	519,158	10,206,684	-9.58%	-9.26%	7.43%
	2021		0.00%	0.35%	14.15	25.62	599,865	12,787,063	8.04%	8.42%	4.53%

American Funds® IS Capital Income Builder - Class 2	2025		0.00%	0.00%	19.99	19.99	136,396	2,726,546	20.41%	20.41%	3.09%
	2024		0.00%	0.00%	16.60	16.60	105,314	1,748,314	10.19%	10.19%	6.64%
	2023		0.00%	0.00%	15.07	15.07	19,509	293,917	9.01%	9.01%	2.98%
	2022		0.00%	0.00%	13.82	13.82	15,979	220,827	-7.13%	-7.13%	2.84%
	2021		0.00%	0.00%	14.88	14.88	12,882	191,701	14.94%	14.94%	2.65%

American Funds® IS Global Growth Fund - Class 2	2025		0.00%	0.20%	13.22	71.56	679,772	44,752,383	21.38%	21.63%	1.42%
	2024		0.00%	0.20%	17.06	58.84	668,091	36,387,251	13.46%	13.68%	1.58%
	2023		0.00%	0.20%	15.02	51.76	705,134	34,496,979	22.36%	22.60%	0.91%
	2022		0.00%	0.20%	12.26	42.22	753,960	29,536,366	-24.89%	-24.74%	0.66%
	2021		0.00%	0.20%	16.31	56.09	891,974	46,614,008	16.19%	16.42%	0.34%

American Funds® IS Global Small Capitalization Fund - Class 2	2025		0.00%	0.20%	9.76	37.66	122,298	4,361,452	14.41%	14.64%	0.35%
	2024		0.00%	0.20%	16.98	32.85	141,775	4,417,225	2.13%	2.33%	1.05%
	2023		0.00%	0.20%	16.61	32.10	165,415	4,978,571	15.94%	16.17%	0.26%
	2022		0.00%	0.20%	14.31	27.63	173,199	4,489,014	-29.70%	-29.55%	0.00%
	2021		0.00%	0.20%	20.33	39.23	225,199	7,956,837	6.53%	6.74%	0.00%

American Funds® IS Growth Fund - Class 2	2025		0.00%	0.35%	19.47	108.32	1,997,285	162,696,989	19.81%	20.23%	0.15%
	2024		0.00%	0.35%	25.33	90.09	1,898,261	132,349,038	31.17%	31.63%	0.34%
	2023		0.00%	0.35%	19.27	68.45	1,709,865	101,040,347	38.00%	38.48%	0.35%
	2022		0.00%	0.35%	13.93	49.43	1,257,837	49,352,947	-30.18%	-29.94%	0.32%
	2021		0.00%	0.35%	19.90	70.55	1,342,214	74,627,918	21.56%	21.99%	0.21%

American Funds® IS Growth-Income Fund - Class 2	2025		0.00%	0.35%	17.22	71.76	536,424	23,389,453	17.65%	18.06%	0.91%
	2024		0.00%	0.35%	31.89	60.78	428,407	19,683,559	23.79%	24.23%	1.11%
	2023		0.00%	0.35%	15.67	48.93	445,265	17,907,223	25.70%	26.14%	1.39%
	2022		0.00%	0.35%	20.50	38.79	502,111	16,031,566	-16.79%	-16.49%	1.34%
	2021		0.00%	0.35%	24.63	46.45	457,892	17,168,046	23.66%	24.10%	1.11%

American Funds® IS International Fund - Class 2	2025		0.00%	0.20%	12.31	31.17	1,742,082	45,568,503	26.51%	26.76%	1.19%
	2024		0.00%	0.20%	9.72	24.59	2,918,604	67,366,808	2.95%	3.16%	1.15%
	2023		0.00%	0.20%	9.44	23.84	3,399,337	74,891,019	15.61%	15.84%	1.33%
	2022		0.00%	0.35%	9.28	20.58	3,362,447	63,905,041	-21.06%	-20.79%	1.62%
	2021		0.00%	0.35%	11.73	25.97	4,070,655	96,266,481	-1.84%	-1.50%	2.37%

American Funds® IS The Bond Fund of America - Class 2	2025		0.00%	0.00%	12.96	12.96	110,810	1,395,890	7.26%	7.26%	4.43%
	2024		0.00%	0.20%	11.80	12.08	96,859	1,164,016	0.95%	1.16%	4.59%
	2023		0.00%	0.20%	11.69	11.95	72,719	862,847	4.81%	5.02%	3.47%
	2022		0.00%	0.20%	11.16	11.37	55,310	624,058	-12.75%	-12.58%	3.14%
	2021		0.00%	0.20%	12.79	13.01	46,950	605,633	-0.51%	-0.31%	1.31%

American Funds® IS U.S. Government Securities Fund - Class 2	2025		0.00%	0.35%	10.91	17.32	669,573	9,538,605	7.37%	7.75%	5.20%
	2024		0.00%	0.20%	11.10	16.07	422,743	6,118,639	0.54%	0.75%	3.36%
	2023		0.00%	0.20%	11.04	15.96	540,219	7,992,076	2.68%	2.89%	4.99%
	2022		0.00%	0.35%	10.61	15.51	305,783	4,091,143	-11.26%	-10.95%	3.53%
	2021		0.00%	0.35%	11.96	17.41	397,546	6,049,498	-0.99%	-0.62%	1.26%

BlackRock Equity Dividend V.I. Fund - Class I	2025		0.00%	0.00%	35.57	35.57	167,974	5,974,417	21.54%	21.54%	2.27%
	2024		0.00%	0.00%	29.26	29.26	140,272	4,104,813	10.06%	10.06%	2.73%
	2023		0.00%	0.00%	26.59	26.59	113,704	3,023,222	12.24%	12.24%	2.09%
	2022		0.00%	0.00%	23.69	23.69	83,628	1,981,103	-3.85%	-3.85%	1.82%
	2021		0.00%	0.00%	24.64	24.64	53,325	1,313,777	20.54%	20.54%	1.51%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.00%	0.20%	17.85	26.70	441,139	11,486,744	6.46%	6.67%	0.87%

BlackRock High Yield V.I. Fund - Class I	2025		0.00%	0.00%	15.12	15.12	117,557	1,709,805	9.18%	9.18%	6.75%
	2024		0.00%	0.00%	13.85	13.85	180,356	2,493,305	8.26%	8.26%	6.98%
	2023		0.00%	0.00%	12.79	12.79	422,409	5,403,168	13.19%	13.19%	6.59%
	2022		0.00%	0.00%	11.30	11.30	262,411	2,965,392	-10.34%	-10.34%	5.39%
	2021		0.00%	0.00%	12.60	12.60	194,041	2,445,664	5.32%	5.32%	4.48%

ClearBridge Variable Growth Portfolio - Class I	2025		0.00%	0.10%	12.10	21.63	14,387	250,029	13.20%	13.32%	0.00%
	2024		0.00%	0.10%	10.69	19.09	14,490	222,043	12.68%	12.80%	0.11%
	2023		0.00%	0.10%	9.48	16.92	14,587	197,991	24.30%	24.42%	0.31%
	2022		0.00%	0.00%	13.60	13.60	14,728	160,607	-26.41%	-26.41%	0.45%
	2021		0.00%	0.20%	18.27	18.48	13,082	241,002	10.08%	10.30%	0.17%

ClearBridge Variable Mid Cap Portfolio - Class I	2025		0.00%	0.00%	23.91	23.91	131,461	2,874,925	4.35%	4.35%	0.28%
	2024		0.00%	0.20%	22.41	22.92	126,458	2,889,935	9.79%	10.01%	0.62%
	2023		0.00%	0.20%	20.41	20.83	123,663	2,569,413	12.69%	12.92%	0.13%
	2022		0.00%	0.20%	18.11	18.45	118,782	2,185,960	-25.46%	-25.31%	0.63%
	2021		0.00%	0.20%	24.30	24.70	52,043	1,279,007	28.45%	28.71%	0.03%

ClearBridge Variable Small Cap Growth Portfolio - Class I	2025		0.00%	0.20%	25.23	25.84	278,575	6,073,073	9.01%	9.23%	0.00%
	2024		0.00%	0.20%	23.15	23.66	214,416	5,065,061	4.29%	4.50%	0.00%
	2023		0.00%	0.20%	22.19	22.64	220,572	4,975,450	8.19%	8.40%	0.00%
	2022		0.00%	0.20%	20.51	20.89	175,925	3,654,571	-28.99%	-28.85%	0.00%
	2021		0.00%	0.20%	28.88	29.35	183,555	5,374,706	12.39%	12.61%	0.00%

Delaware VIP® International Series - Standard Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.19%
	2023		0.10%	0.10%	10.93	10.93	150,940	1,649,686	13.47%	13.47%	1.37%
	2022		0.10%	0.10%	9.63	9.63	123,126	1,185,986	-17.42%	-17.42%	1.47%
	2021		0.10%	0.10%	11.66	11.66	69,242	807,613	6.76%	6.76%	0.91%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2025		0.00%	0.00%	21.97	21.97	47,832	1,051,083	10.50%	10.50%	4.05%
	2024		0.00%	0.00%	19.89	19.89	48,625	967,019	5.64%	5.64%	3.56%
	2023		0.00%	0.00%	18.83	18.83	45,137	849,742	6.19%	6.19%	6.88%
	2022		0.00%	0.00%	17.73	17.73	47,831	847,995	-7.42%	-7.42%	7.39%
	2021		0.00%	0.00%	19.15	19.15	53,144	1,017,704	12.74%	12.74%	1.92%

DWS Equity 500 Index VIP Portfolio - Class A	2025		0.00%	0.20%	16.96	78.06	3,697,094	202,695,410	17.40%	17.63%	1.09%
	2024		0.00%	0.20%	20.44	66.36	3,868,751	183,970,198	24.38%	24.63%	1.20%
	2023		0.00%	0.20%	16.42	53.24	3,801,684	168,701,517	25.75%	26.00%	1.40%
	2022		0.00%	0.20%	13.04	42.26	4,410,733	156,663,302	-18.50%	-18.34%	1.24%
	2021		0.00%	0.20%	15.99	51.75	4,785,553	211,278,804	28.14%	28.40%	1.47%

DWS Small Cap Index VIP Portfolio - Class A	2025		0.00%	0.15%	14.18	46.21	2,785,631	111,257,375	12.47%	12.64%	1.41%
	2024		0.00%	0.20%	14.74	41.02	2,871,588	101,995,847	10.93%	11.15%	1.14%
	2023		0.00%	0.20%	13.28	36.91	2,961,831	95,283,697	16.52%	16.76%	1.16%
	2022		0.00%	0.35%	11.38	31.61	3,085,093	85,055,257	-20.91%	-20.64%	0.90%
	2021		0.00%	0.35%	14.36	39.83	3,671,936	128,408,722	14.10%	14.50%	0.82%

Eaton Vance VT Floating-Rate Income Fund - Initial Class	2025		0.00%	0.00%	13.57	13.57	33,301	451,940	3.95%	3.95%	6.72%
	2024		0.00%	0.00%	13.06	13.06	33,036	431,291	7.68%	7.68%	7.90%
	2023		0.00%	0.00%	12.12	12.12	34,623	419,775	11.21%	11.21%	8.19%
	2022		0.00%	0.00%	10.90	10.90	38,457	419,248	-2.74%	-2.74%	4.36%
	2021		0.00%	0.00%	11.21	11.21	36,502	409,138	3.61%	3.61%	2.88%

Fidelity® VIP Asset Manager 50% Portfolio - Service Class	2025		0.00%	0.10%	13.27	34.97	59,861	841,325	14.74%	14.86%	2.57%
	2024		0.00%	0.10%	13.46	30.44	60,636	742,884	8.23%	8.34%	2.35%
	2023		0.00%	0.20%	12.43	28.10	42,439	709,159	12.67%	12.90%	2.30%
	2022		0.00%	0.20%	11.02	24.89	43,112	638,314	-15.20%	-15.03%	1.57%
	2021		0.00%	0.20%	12.99	29.29	57,972	1,031,705	9.58%	9.80%	0.78%

Fidelity® VIP Contrafund® Portfolio - Service Class	2025		0.00%	0.35%	19.46	90.02	826,944	34,952,020	20.95%	21.38%	0.05%
	2024		0.00%	0.35%	23.04	74.17	830,589	29,347,124	33.17%	33.63%	0.09%
	2023		0.00%	0.35%	17.26	55.50	599,915	27,448,871	32.87%	33.34%	0.40%
	2022		0.00%	0.35%	12.95	41.62	624,286	21,419,237	-26.64%	-26.38%	0.40%
	2021		0.00%	0.35%	17.61	56.54	655,803	30,852,428	27.26%	27.71%	0.05%

Fidelity® VIP Equity-Income Portfolio - Service Class	2025		0.10%	0.10%	14.70	14.87	65,776	967,636	18.80%	18.80%	1.76%
	2024	1/2/2024	0.10%	0.10%	12.37	12.52	66,538	823,958	-0.19%	14.71%	1.73%
	2023		0.20%	0.20%	24.79	35.20	28,583	724,638	10.31%	10.31%	1.88%
	2022		0.20%	0.20%	22.47	31.91	28,919	665,167	-5.28%	-5.28%	1.35%
	2021		0.20%	0.20%	23.72	33.69	42,631	1,028,231	24.58%	24.58%	1.61%

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2025		0.00%	0.20%	22.20	22.77	318,117	7,237,019	12.95%	13.18%	1.88%
	2024		0.00%	0.20%	19.65	20.12	1,255,530	25,249,392	7.34%	7.55%	3.72%
	2023		0.00%	0.20%	18.31	18.70	418,657	7,824,710	12.11%	12.34%	3.34%
	2022		0.00%	0.20%	16.33	16.65	856,185	14,250,478	-16.00%	-15.83%	1.95%
	2021		0.00%	0.20%	19.44	19.78	1,099,103	21,734,215	9.25%	9.47%	1.01%

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2025		0.00%	0.00%	16.61	16.61	2,352,470	39,075,721	14.47%	14.47%	2.60%
	2024		0.00%	0.00%	14.51	14.51	2,340,479	33,962,409	8.40%	8.40%	3.48%
	2023		0.00%	0.00%	13.39	13.39	497,317	6,657,270	13.48%	13.48%	2.91%
	2022		0.00%	0.00%	11.80	11.80	360,163	4,248,509	-16.51%	-16.51%	1.66%
	2021		0.00%	0.00%	14.13	14.13	530,805	7,499,538	10.71%	10.71%	1.57%

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	2025		0.00%	0.20%	26.34	27.01	2,952,574	79,712,382	15.10%	15.33%	2.48%
	2024		0.00%	0.20%	22.88	23.42	2,771,845	64,893,884	9.12%	9.34%	2.78%
	2023		0.00%	0.20%	20.97	21.42	1,428,572	30,577,353	14.33%	14.56%	2.47%
	2022		0.00%	0.20%	18.34	18.70	1,699,821	31,767,874	-17.11%	-16.94%	1.90%
	2021		0.00%	0.20%	22.13	22.51	1,519,355	34,189,960	12.02%	12.24%	1.09%

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	2025		0.00%	0.00%	18.63	18.63	2,595,737	48,363,617	16.58%	16.58%	2.34%
	2024		0.00%	0.00%	15.98	15.98	2,003,693	32,022,701	10.93%	10.93%	2.62%
	2023		0.00%	0.00%	14.41	14.41	482,879	6,956,699	16.71%	16.71%	2.14%
	2022		0.00%	0.00%	12.34	12.34	316,690	3,909,243	-17.75%	-17.75%	1.72%
	2021		0.00%	0.00%	15.01	15.01	208,447	3,128,441	15.32%	15.32%	0.95%

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2025		0.00%	0.20%	32.12	32.94	2,016,197	66,378,480	18.42%	18.66%	1.79%
	2024		0.00%	0.20%	27.12	27.76	1,735,745	48,163,657	12.76%	12.99%	1.67%
	2023		0.00%	0.20%	24.05	24.57	1,038,455	25,497,234	18.53%	18.77%	1.57%
	2022		0.00%	0.20%	20.29	20.69	1,035,521	21,406,948	-18.47%	-18.30%	1.63%
	2021		0.00%	0.20%	24.89	25.32	866,186	21,917,549	17.45%	17.68%	0.85%

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	2025		0.00%	0.00%	20.51	20.51	658,805	13,514,151	19.73%	19.73%	1.56%
	2024		0.00%	0.00%	17.13	17.13	486,259	8,331,104	13.70%	13.70%	1.82%
	2023		0.00%	0.00%	15.07	15.07	128,941	1,942,937	19.33%	19.33%	1.62%
	2022		0.00%	0.00%	12.63	12.63	67,499	852,347	-18.30%	-18.30%	2.21%
	2021		0.00%	0.00%	15.46	15.46	36,813	569,005	17.69%	17.69%	1.08%

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2025		0.00%	0.20%	32.87	33.72	527,752	17,788,406	19.44%	19.68%	1.46%
	2024		0.00%	0.20%	27.52	28.17	434,453	12,236,085	13.51%	13.74%	1.41%
	2023		0.00%	0.20%	24.25	24.77	310,655	7,695,171	19.12%	19.36%	1.63%
	2022		0.00%	0.20%	20.36	20.75	259,067	5,375,785	-18.52%	-18.35%	1.61%
	2021		0.00%	0.20%	24.98	25.42	212,583	5,402,824	17.50%	17.73%	0.88%

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	2025		0.00%	0.00%	20.53	20.53	174,247	3,577,769	19.71%	19.71%	1.54%
	2024		0.00%	0.00%	17.15	17.15	94,998	1,629,389	13.72%	13.72%	1.94%
	2023		0.00%	0.00%	15.08	15.08	19,546	294,809	19.40%	19.40%	2.01%
	2022		0.00%	0.00%	12.63	12.63	7,016	88,628	-18.36%	-18.36%	2.41%
	2021		0.00%	0.00%	15.47	15.47	110	1,703	17.72%	17.72%	1.29%

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	2025		0.00%	0.00%	20.55	20.55	39,464	811,010	19.75%	19.75%	1.84%
	2024		0.00%	0.00%	17.16	17.16	18,019	309,221	13.72%	13.72%	1.29%
	2023		0.00%	0.00%	15.09	15.09	13,672	206,308	19.30%	19.30%	2.05%
	2022		0.00%	0.00%	12.65	12.65	6,688	84,590	-18.27%	-18.27%	1.97%
	2021		0.00%	0.00%	15.48	15.48	2,009	31,092	17.62%	17.62%	1.06%

Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	2025		0.00%	0.00%	12.48	12.48	25,391	316,944	19.71%	19.71%	3.41%
	2024	9/5/2024	0.00%	0.00%	10.43	10.43	936	9,756	0.88%	0.88%	1.99%

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2025		0.00%	0.20%	15.76	16.17	1,346,742	21,772,704	9.34%	9.56%	4.02%
	2024		0.00%	0.20%	14.42	14.76	392,616	5,789,929	4.07%	4.28%	4.37%
	2023		0.00%	0.20%	13.85	14.15	260,645	3,685,053	7.60%	7.81%	4.26%
	2022		0.00%	0.20%	12.87	13.13	309,277	4,056,692	-12.23%	-12.06%	2.17%
	2021		0.00%	0.20%	14.67	14.93	304,063	4,536,549	2.96%	3.17%	0.92%

Fidelity® VIP Growth Portfolio - Service Class	2025		0.00%	0.20%	18.47	107.84	818,956	30,450,146	14.55%	14.78%	0.21%
	2024		0.00%	0.20%	25.19	93.96	742,867	23,059,027	30.00%	30.27%	0.00%
	2023		0.00%	0.20%	19.36	72.13	381,992	16,588,967	35.82%	36.09%	0.04%
	2022		0.00%	0.20%	14.24	53.00	344,871	10,112,657	-24.67%	-24.52%	0.50%
	2021		0.00%	0.20%	18.88	70.22	353,089	13,234,968	22.84%	23.08%	0.00%

Fidelity® VIP Investment Grade Bond Portfolio - Service Class	2025		0.00%	0.10%	9.97	13.22	3,022,450	37,034,642	7.03%	7.14%	3.95%
	2024		0.00%	0.20%	12.06	12.34	2,835,482	32,910,187	1.42%	1.62%	3.54%
	2023		0.00%	0.20%	11.89	12.14	2,413,074	29,108,296	5.91%	6.12%	2.63%
	2022		0.00%	0.20%	11.23	11.44	2,342,947	26,643,766	-13.20%	-13.03%	2.19%
	2021		0.00%	0.20%	12.93	13.16	2,365,683	30,949,896	-0.92%	-0.72%	1.96%

Fidelity® VIP Mid Cap Portfolio - Service Class	2025		0.00%	0.35%	19.85	58.61	186,532	7,883,399	11.27%	11.66%	0.37%
	2024		0.00%	0.35%	17.79	52.49	205,706	7,466,566	16.94%	17.35%	0.46%
	2023		0.00%	0.35%	15.18	44.73	277,697	9,640,026	14.60%	15.00%	0.51%
	2022		0.00%	0.35%	13.21	38.89	281,659	8,847,782	-15.15%	-14.85%	0.38%
	2021		0.00%	0.35%	15.53	45.68	317,959	12,503,691	25.07%	25.51%	0.44%

Fidelity® VIP Overseas Portfolio - Service Class	2025		0.00%	0.35%	13.55	32.08	96,780	2,813,244	19.86%	20.28%	1.53%
	2024		0.00%	0.35%	16.41	26.67	114,087	2,891,121	4.59%	4.95%	1.62%
	2023		0.00%	0.35%	15.69	25.41	113,333	2,788,975	19.99%	20.41%	0.99%
	2022		0.00%	0.35%	13.08	21.10	111,840	2,285,207	-24.85%	-24.58%	0.94%
	2021		0.00%	0.35%	17.40	27.98	114,290	3,116,270	19.16%	19.57%	0.37%

Fidelity® VIP Real Estate Portfolio - Service Class	2025		0.00%	0.00%	12.05	12.05	141,165	1,701,589	3.04%	3.04%	2.07%
	2024		0.00%	0.00%	11.70	11.70	141,266	1,652,636	6.38%	6.38%	4.11%
	2023		0.00%	0.00%	11.00	11.00	138,712	1,525,509	11.09%	11.09%	2.71%
	2022		0.00%	0.00%	9.90	9.90	95,385	944,306	-27.62%	-27.62%	1.37%
	2021		0.00%	0.00%	13.68	13.68	93,836	1,283,386	38.86%	38.86%	1.60%

Franklin Income VIP Fund - Class 1	2025		0.00%	0.35%	17.91	34.31	158,689	4,217,275	12.48%	12.87%	5.37%
	2024		0.00%	0.35%	15.93	30.40	141,143	3,551,525	7.08%	7.46%	5.28%
	2023		0.00%	0.35%	14.87	28.29	197,335	4,643,851	8.49%	8.87%	5.53%
	2022		0.00%	0.35%	13.71	25.98	94,292	2,365,482	-5.57%	-5.24%	4.97%
	2021		0.00%	0.35%	14.52	27.42	98,042	2,601,005	16.60%	17.00%	3.71%

Franklin Mutual Shares VIP Fund - Class 1	2025		0.00%	0.20%	13.81	33.30	121,392	3,152,118	11.59%	11.81%	2.29%
	2024		0.00%	0.20%	17.90	29.78	137,528	3,329,916	11.27%	11.50%	2.18%
	2023		0.00%	0.20%	16.07	26.71	148,318	3,260,116	13.50%	13.73%	2.16%
	2022		0.00%	0.20%	14.15	23.49	125,912	2,452,422	-7.34%	-7.15%	2.17%
	2021		0.00%	0.20%	15.25	25.30	131,338	2,765,329	19.28%	19.52%	2.69%

Franklin Rising Dividends VIP Fund - Class 1	2025		0.00%	0.10%	13.29	38.94	35,075	1,299,120	11.94%	12.05%	0.99%
	2024		0.00%	0.00%	34.75	34.75	33,740	1,111,417	11.04%	11.04%	1.45%
	2023		0.00%	0.00%	31.30	31.30	57,413	1,796,184	12.39%	12.39%	1.09%
	2022		0.00%	0.00%	27.85	27.85	59,747	1,663,737	-10.34%	-10.34%	0.91%
	2021		0.00%	0.00%	31.06	31.06	31,392	975,003	27.10%	27.10%	1.04%

Franklin Small Cap Value VIP Fund - Class 2	2025		0.00%	0.00%	29.32	29.32	104,324	3,058,480	7.65%	7.65%	1.09%
	2024		0.00%	0.00%	27.23	27.23	92,600	2,521,754	11.71%	11.71%	1.23%
	2023		0.00%	0.00%	24.38	24.38	156,789	3,810,218	12.75%	12.75%	0.55%
	2022		0.00%	0.00%	21.62	21.62	103,194	2,231,377	-10.06%	-10.06%	0.99%
	2021		0.00%	0.00%	24.04	24.04	97,442	2,342,783	25.37%	25.37%	1.22%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2025		0.00%	0.35%	25.71	53.70	14,741	791,334	2.34%	2.70%	0.00%
	2024		0.00%	0.00%	52.29	52.29	19,337	1,009,448	11.31%	11.31%	0.00%
	2023		0.00%	0.10%	8.68	46.97	19,954	911,078	27.00%	27.12%	0.00%
	2022		0.00%	0.35%	17.88	36.95	20,216	718,545	-33.75%	-33.52%	0.00%
	2021		0.00%	0.35%	26.99	55.58	21,900	1,212,836	9.94%	10.25%	0.00%

Franklin U.S. Government Securities VIP Fund - Class 1	2025		0.00%	0.00%	15.73	15.73	355,109	5,584,855	7.01%	7.01%	3.41%
	2024		0.00%	0.00%	14.70	14.70	366,583	5,387,700	1.50%	1.50%	3.19%
	2023		0.00%	0.00%	14.48	14.48	377,911	5,471,945	4.76%	4.76%	3.00%
	2022		0.00%	0.00%	13.82	13.82	342,461	4,733,420	-9.50%	-9.50%	2.58%
	2021		0.00%	0.00%	15.27	15.27	379,980	5,803,382	-1.62%	-1.62%	2.76%

Goldman Sachs VIT Mid Cap Value Fund - Service Shares	2025		0.00%	0.10%	13.56	43.15	79,087	3,387,792	9.02%	9.13%	0.97%
	2024		0.00%	0.00%	39.54	39.54	79,221	3,109,049	12.16%	12.16%	0.76%
	2023		0.00%	0.00%	35.25	35.25	77,250	2,718,754	11.11%	11.11%	0.75%
	2022		0.00%	0.00%	31.73	31.73	74,388	2,360,307	-10.23%	-10.23%	0.43%
	2021		0.00%	0.00%	35.35	35.35	73,476	2,597,082	30.57%	30.57%	0.21%

Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	2025		0.00%	0.00%	17.17	17.17	5,148	88,394	9.89%	9.89%	4.14%
	2024	1/10/2024	0.00%	0.00%	15.62	15.62	4,816	75,247	11.86%	11.86%	3.18%
	2022	12/13/2022	0.00%	0.00%	12.10	12.10	149	1,797	-3.66%	-3.66%	0.00%

Invesco V.I. Comstock Fund - Series I Shares	2025		0.00%	0.10%	14.85	30.42	113,624	3,431,790	17.34%	17.44%	2.12%
	2024		0.00%	0.10%	13.53	25.90	66,690	1,705,895	15.07%	15.18%	1.81%
	2023		0.00%	0.00%	22.49	22.49	63,748	1,424,790	12.36%	12.36%	2.19%
	2022		0.00%	0.00%	20.01	20.01	46,198	924,548	1.12%	1.12%	1.54%
	2021		0.00%	0.00%	19.79	19.79	58,153	1,150,868	33.36%	33.36%	1.56%

Invesco V.I. Growth and Income Fund - Series I Shares	2025		0.00%	0.10%	14.61	48.38	323,150	11,406,628	15.51%	15.62%	0.93%
	2024		0.00%	0.10%	12.65	41.85	13,896	557,415	15.89%	16.00%	1.51%
	2023		0.00%	0.00%	36.07	36.07	14,207	491,026	12.66%	12.66%	1.53%
	2022		0.00%	0.00%	32.02	32.02	15,850	507,515	-5.75%	-5.75%	1.71%
	2021		0.00%	0.00%	33.97	33.97	14,940	507,581	28.51%	28.51%	1.31%

Invesco V.I. Main Street Small Cap Fund®- Series I Shares	2025		0.00%	0.00%	25.75	25.75	48,465	1,248,129	8.70%	8.70%	0.55%
	2024		0.00%	0.00%	23.69	23.69	40,057	949,020	12.68%	12.68%	0.00%
	2023		0.00%	0.00%	21.03	21.03	50,046	1,052,218	18.13%	18.13%	1.24%
	2022		0.00%	0.00%	17.80	17.80	48,103	856,151	-15.83%	-15.83%	0.70%
	2021		0.00%	0.00%	21.15	21.15	40,783	862,431	22.55%	22.55%	0.40%

Janus Henderson Balanced Portfolio - Institutional Shares	2025		0.10%	0.10%	17.75	17.75	17,090	303,439	14.99%	14.99%	1.99%
	2024		0.10%	0.10%	15.44	15.44	23,508	362,981	15.31%	15.31%	1.73%
	2023		0.10%	0.10%	13.39	13.39	48,237	645,906	15.41%	15.41%	2.01%
	2022		0.10%	0.10%	11.60	11.60	60,789	705,268	-16.57%	-16.57%	1.17%
	2021		0.10%	0.20%	13.91	31.74	74,003	1,035,830	16.99%	17.08%	0.96%

Janus Henderson Balanced Portfolio - Service Shares	2025		0.10%	0.35%	14.37	25.68	104,711	1,540,655	14.42%	14.71%	1.73%
	2024		0.35%	0.35%	22.45	22.45	107,982	1,384,544	14.74%	14.74%	1.77%
	2023		0.20%	0.35%	19.56	22.65	54,739	1,229,678	14.73%	14.90%	1.80%
	2022		0.20%	0.35%	17.05	19.71	67,211	1,315,855	-16.91%	-16.78%	0.84%
	2021		0.20%	0.35%	20.52	23.69	101,511	2,393,677	16.51%	16.68%	0.67%

Janus Henderson Enterprise Portfolio - Institutional Shares	2025		0.10%	0.10%	17.95	17.95	200,379	3,596,457	7.56%	7.56%	0.19%
	2024		0.10%	0.10%	16.69	16.69	238,212	3,974,839	15.49%	15.49%	0.73%
	2023		0.10%	0.10%	14.45	14.45	250,092	3,613,333	17.95%	17.95%	0.15%
	2022		0.10%	0.10%	12.25	12.25	270,461	3,312,854	-16.02%	-16.02%	0.21%
	2021		0.10%	0.20%	14.59	55.78	240,191	3,535,194	16.60%	16.71%	0.34%

Janus Henderson Enterprise Portfolio - Service Shares	2025		0.10%	0.20%	12.69	44.28	194,472	3,805,761	7.21%	7.31%	0.05%
	2024		0.10%	0.20%	11.83	41.31	269,551	4,689,130	15.09%	15.22%	0.64%
	2023		0.10%	0.20%	10.27	35.89	131,330	4,149,953	17.54%	17.66%	0.09%
	2022		0.10%	0.20%	24.82	30.53	136,223	3,664,100	-16.32%	-16.23%	0.08%
	2021		0.10%	0.20%	36.49	48.77	137,403	4,685,782	16.31%	16.31%	0.25%

Janus Henderson Flexible Bond Portfolio - Institutional Shares	2025		0.10%	0.10%	10.88	10.88	29,344	319,299	7.29%	7.29%	5.42%
	2024		0.10%	0.10%	10.14	10.14	27,036	274,182	1.86%	1.86%	5.25%
	2023		0.10%	0.10%	9.96	9.96	21,501	214,084	5.40%	5.40%	4.43%
	2022		0.10%	0.10%	9.45	9.45	17,494	165,264	-13.74%	-13.74%	3.32%
	2021		0.10%	0.10%	10.95	10.95	3,682	40,324	-1.00%	-1.00%	1.94%

Janus Henderson Flexible Bond Portfolio - Service Shares	2025		0.00%	0.35%	11.91	21.08	6,886	119,399	6.85%	7.22%	4.48%
	2024		0.00%	0.35%	11.14	19.66	7,303	119,460	1.27%	1.63%	3.88%
	2023		0.00%	0.35%	11.00	19.35	9,465	159,280	4.93%	5.29%	2.97%
	2022		0.00%	0.35%	10.49	18.37	16,302	276,411	-14.20%	-13.90%	2.02%
	2021		0.00%	0.35%	12.22	21.34	16,350	321,951	-1.46%	-1.11%	1.60%

Janus Henderson Global Research Portfolio - Institutional Shares	2025		0.10%	0.35%	22.82	48.97	33,644	769,129	20.50%	20.80%	0.58%
	2024		0.10%	0.35%	18.89	40.64	35,368	669,645	23.15%	23.46%	0.74%
	2023		0.10%	0.35%	15.30	33.00	38,664	593,180	26.33%	26.65%	0.93%
	2022		0.10%	0.35%	12.08	26.12	41,330	500,912	-19.69%	-19.49%	1.04%
	2021		0.10%	0.35%	15.01	33.12	44,025	672,667	17.65%	17.97%	0.52%

Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.12%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	2022		0.00%	0.00%	14.02	14.02	204,406	2,865,968	-17.60%	-17.60%	1.87%
	2021		0.00%	0.00%	17.02	17.02	250,091	4,255,591	9.51%	9.51%	0.86%

JPMorgan Insurance Trust Income Builder Portfolio - Class 1	2022		0.00%	0.00%	12.67	12.67	8,475	107,400	-12.30%	-12.30%	3.83%
	2021		0.00%	0.00%	14.45	14.45	4,197	60,652	8.51%	8.51%	2.84%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2025		0.00%	0.10%	12.52	68.28	1,433,929	48,749,365	13.89%	14.00%	0.00%
	2024		0.00%	0.20%	10.99	59.89	1,728,011	55,056,425	25.68%	25.93%	0.00%
	2023		0.00%	0.20%	8.74	49.98	1,197,785	55,537,901	46.03%	46.32%	0.00%
	2022		0.00%	0.20%	20.14	34.23	1,980,185	63,194,819	-40.84%	-40.72%	0.00%
	2021		0.00%	0.20%	34.05	57.85	2,020,170	109,915,102	20.23%	20.47%	0.00%

LVIP American Century Disciplined Core Value Fund - Standard Class II	2025		0.10%	0.10%	14.17	17.69	284,906	4,505,568	14.74%	14.74%	1.31%
	2024		0.10%	0.20%	15.41	28.42	374,529	6,347,457	12.87%	12.98%	1.25%
	2023		0.10%	0.20%	13.64	25.18	390,551	7,359,732	8.44%	8.54%	1.51%
	2022		0.10%	0.20%	12.57	23.22	510,363	8,346,729	-12.91%	-12.82%	1.85%
	2021		0.00%	0.20%	14.42	39.11	402,612	8,300,245	23.40%	23.65%	1.08%

LVIP American Century Inflation Protection Fund - Service Class	2025		0.00%	0.10%	11.29	18.09	397,003	5,550,649	6.22%	6.33%	7.39%
	2024		0.00%	0.20%	10.62	17.01	444,454	6,004,658	1.34%	1.54%	3.32%
	2023		0.00%	0.20%	10.47	16.76	700,030	9,645,497	3.19%	3.40%	3.32%
	2022		0.00%	0.20%	10.14	16.20	806,522	10,656,459	-13.25%	-13.08%	5.37%
	2021		0.00%	0.20%	11.68	18.64	1,587,391	26,038,313	6.06%	6.27%	3.61%

LVIP American Century International Fund - Standard Class II	2025		0.10%	0.35%	14.36	17.31	44,046	674,592	15.58%	15.87%	1.19%
	2024		0.00%	0.10%	12.40	26.21	47,375	634,163	2.50%	2.61%	1.59%
	2023		0.00%	0.10%	12.09	25.55	59,612	793,219	12.46%	12.57%	1.39%
	2022		0.00%	0.35%	10.75	22.69	62,913	743,923	-25.02%	-24.75%	1.53%
	2021		0.00%	0.35%	14.31	30.16	70,139	1,109,662	8.37%	8.75%	0.18%

LVIP American Century Mid Cap Value Fund - Standard Class II	2025		0.00%	0.00%	18.87	18.87	41,258	778,609	8.99%	8.99%	0.72%
	2024		0.00%	0.00%	17.31	17.31	218,243	3,778,755	8.73%	8.73%	2.50%
	2023		0.00%	0.00%	15.92	15.92	272,634	4,341,560	6.13%	6.13%	2.79%
	2022		0.00%	0.00%	15.00	15.00	51,592	774,094	-1.19%	-1.19%	2.07%
	2021		0.00%	0.00%	15.19	15.19	66,871	1,015,455	23.20%	23.20%	1.39%

LVIP American Century Ultra® Fund - Standard Class	2025		0.00%	0.00%	79.07	79.07	146,416	11,576,968	12.95%	12.95%	0.00%
	2024	8/23/2024	0.00%	0.00%	70.00	70.00	134,968	9,448,044	6.77%	6.77%	0.00%

LVIP Baron Growth Opportunities Fund - Service Class	2025		0.00%	0.35%	10.14	51.95	620,515	21,482,037	-10.39%	-10.08%	0.00%
	2024		0.00%	0.35%	15.25	57.77	955,860	42,237,891	5.07%	5.44%	0.22%
	2023		0.00%	0.35%	14.47	54.78	1,048,287	47,361,290	17.40%	17.81%	0.00%
	2022		0.00%	0.35%	12.30	46.50	1,065,454	41,010,301	-26.09%	-25.83%	0.00%
	2021		0.00%	0.35%	16.60	62.70	1,201,141	61,722,941	18.30%	18.72%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2025		0.00%	0.00%	51.77	51.77	952	49,272	-9.85%	-9.85%	0.00%
	2024		0.00%	0.00%	57.42	57.42	1,077	61,828	5.71%	5.71%	0.48%
	2023		0.00%	0.00%	54.32	54.32	1,028	55,861	18.10%	18.10%	0.00%
	2022		0.00%	0.00%	46.00	46.00	972	44,724	-25.64%	-25.64%	0.00%
	2021		0.00%	0.00%	61.86	61.86	908	56,190	19.02%	19.02%	0.00%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2025		0.00%	0.10%	17.22	33.32	70,173	1,335,753	11.72%	11.84%	2.11%
	2024		0.00%	0.20%	15.42	29.79	73,112	1,328,343	11.27%	11.50%	2.83%
	2023		0.00%	0.20%	13.84	26.72	74,091	1,216,102	9.17%	9.39%	2.76%
	2022		0.00%	0.20%	12.66	24.43	69,381	1,064,697	-2.48%	-2.28%	2.29%
	2021		0.00%	0.20%	12.97	25.36	84,102	1,273,063	22.83%	23.07%	1.69%

LVIP BlackRock Equity Dividend Fund - Standard Class	2025		0.00%	0.20%	12.72	48.02	1,188,351	45,636,237	13.20%	13.43%	1.75%
	2024		0.00%	0.20%	11.23	54.90	1,251,899	43,489,422	6.97%	7.18%	1.84%
	2023		0.00%	0.20%	10.49	51.27	1,547,959	52,090,581	3.28%	3.49%	1.72%
	2022		0.00%	0.20%	18.95	49.59	1,651,027	53,241,276	-3.46%	-3.27%	1.53%
	2021		0.00%	0.20%	19.61	51.31	2,035,387	71,358,880	22.17%	22.42%	5.66%

LVIP BlackRock Global Allocation Fund - Standard Class	2025		0.00%	0.10%	14.04	33.40	326,147	10,596,088	18.60%	18.71%	2.86%
	2024		0.00%	0.00%	28.13	28.13	322,076	8,845,424	9.51%	9.51%	1.33%
	2023		0.00%	0.20%	17.10	25.69	333,676	8,509,499	13.40%	13.62%	2.65%
	2022	6/3/2022	0.00%	0.20%	15.08	22.61	408,152	9,047,738	-5.05%	-4.94%	0.37%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2025		0.00%	0.20%	12.13	15.07	634,180	9,541,304	5.55%	5.76%	0.84%
	2024		0.00%	0.20%	11.49	14.25	645,156	9,172,175	2.43%	2.64%	4.06%
	2023		0.00%	0.20%	11.22	13.89	709,771	9,823,972	4.86%	5.07%	2.13%
	2022		0.00%	0.00%	13.22	13.22	911,373	12,001,192	-4.70%	-4.70%	8.96%
	2021		0.00%	0.00%	13.87	13.87	882,255	12,235,402	4.67%	4.67%	6.10%

LVIP BlackRock Real Estate Fund - Standard Class	2025		0.00%	0.20%	14.48	14.89	267,080	3,972,852	8.70%	8.92%	3.14%
	2024		0.00%	0.20%	13.32	13.67	348,958	4,767,088	1.41%	1.61%	1.79%
	2023		0.00%	0.20%	13.14	13.46	714,885	9,614,282	12.83%	13.06%	3.01%
	2022		0.00%	0.20%	11.64	11.90	703,998	8,374,346	-28.79%	-28.64%	1.61%
	2021		0.00%	0.20%	16.35	16.68	620,802	10,348,753	27.74%	28.02%	9.14%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2025		0.00%	0.10%	22.95	56.80	40,019	1,124,640	5.41%	5.52%	0.00%
	2024		0.00%	0.10%	21.77	53.83	43,865	1,219,650	30.28%	30.41%	0.01%
	2023		0.00%	0.10%	16.71	41.28	47,461	1,004,608	34.02%	34.15%	0.41%
	2022		0.00%	0.10%	12.47	30.77	50,466	798,385	-26.81%	-26.73%	0.00%
	2021		0.00%	0.20%	17.04	42.00	50,633	1,202,891	30.60%	30.86%	0.00%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2025		0.00%	0.10%	13.44	29.74	21,491	599,693	2.80%	2.90%	0.00%
	2024		0.00%	0.00%	28.90	28.90	31,054	858,868	19.23%	19.23%	0.01%
	2023		0.00%	0.20%	21.00	24.24	35,951	867,231	17.52%	17.75%	0.27%
	2022		0.00%	0.20%	17.87	20.58	47,811	980,090	-23.72%	-23.57%	0.00%
	2021		0.00%	0.20%	23.43	26.93	48,788	1,308,130	13.06%	13.29%	0.00%

LVIP Channing Small Cap Value Fund - Standard Class	2025	11/18/2025	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.91%
	2024	9/19/2024	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.90%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2025		0.00%	0.00%	20.89	20.89	5,634	117,688	10.81%	10.81%	0.78%
	2024		0.00%	0.00%	18.85	18.85	5,693	107,329	22.29%	22.29%	0.59%
	2023		0.00%	0.00%	15.42	15.42	9,078	139,940	22.54%	22.54%	1.13%
	2022		0.00%	0.00%	12.58	12.58	9,178	115,459	-17.45%	-17.45%	0.91%
	2021		0.00%	0.00%	15.24	15.24	9,275	141,347	22.04%	22.04%	0.56%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2025		0.00%	0.00%	19.33	19.33	79,030	1,527,846	35.09%	35.09%	4.40%
	2024		0.00%	0.00%	14.31	14.31	65,230	933,498	4.69%	4.69%	2.78%
	2023		0.00%	0.00%	13.67	13.67	69,205	946,010	16.69%	16.69%	3.69%
	2022		0.00%	0.00%	11.71	11.71	68,884	806,938	-11.15%	-11.15%	3.48%
	2021		0.00%	0.00%	13.18	13.18	66,629	878,478	15.37%	15.37%	3.16%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2025		0.00%	0.20%	45.38	67.84	185,457	12,441,119	15.43%	15.66%	0.99%
	2024		0.00%	0.20%	39.32	58.66	224,652	13,055,310	20.53%	20.77%	1.11%
	2023		0.00%	0.20%	32.62	48.57	248,226	11,954,458	22.54%	22.78%	1.38%
	2022		0.00%	0.20%	26.62	39.56	293,985	11,546,042	-15.42%	-15.25%	1.35%
	2021		0.00%	0.20%	31.47	46.67	336,801	15,620,895	27.29%	27.55%	1.20%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2025		0.00%	0.00%	32.82	32.82	14,123	463,449	15.38%	15.38%	1.60%
	2024		0.00%	0.00%	28.44	28.44	898	25,543	18.45%	18.45%	1.01%
	2023		0.00%	0.00%	24.01	24.01	982	23,587	21.65%	21.65%	1.25%
	2022		0.00%	0.00%	19.74	19.74	1,036	20,440	-13.91%	-13.91%	1.22%
	2021		0.00%	0.00%	22.93	22.93	1,128	25,873	27.77%	27.77%	0.96%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2025		0.00%	0.00%	39.89	39.89	62,034	2,474,689	9.02%	9.02%	1.08%
	2024		0.00%	0.00%	36.59	36.59	71,450	2,614,381	20.65%	20.65%	1.45%
	2023		0.00%	0.00%	30.33	30.33	75,632	2,293,705	21.95%	21.95%	1.37%
	2022		0.00%	0.00%	24.87	24.87	54,234	1,348,734	-14.69%	-14.69%	1.00%
	2021		0.00%	0.00%	29.15	29.15	55,279	1,611,342	27.69%	27.69%	0.95%

LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	2025		0.00%	0.35%	10.85	22.71	1,527,443	29,731,313	6.35%	6.72%	4.60%
	2024		0.00%	0.35%	10.18	21.28	1,412,636	26,611,275	1.62%	1.98%	4.39%
	2023		0.00%	0.35%	9.99	20.87	1,246,656	23,214,242	5.87%	6.24%	4.51%
	2022		0.00%	0.35%	9.41	19.64	1,066,673	18,736,595	-14.16%	-13.86%	2.46%
	2021		0.00%	0.35%	10.94	22.80	1,645,267	34,132,501	-1.64%	-1.30%	5.08%

LVIP Franklin Templeton Core Bond Fund - Standard Class	2025		0.00%	0.35%	10.67	20.65	15,239,184	238,149,212	6.87%	7.25%	4.49%
	2024		0.00%	0.35%	9.96	19.26	14,881,640	214,292,766	1.25%	1.61%	5.00%
	2023		0.00%	0.35%	9.81	18.95	14,436,976	210,805,506	5.56%	5.93%	3.24%
	2022		0.00%	0.35%	9.27	17.89	14,594,394	202,680,710	-14.00%	-13.70%	3.10%
	2021		0.00%	0.35%	10.75	20.73	14,583,387	236,131,207	-2.14%	-1.80%	2.04%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2025		0.00%	0.00%	23.71	23.71	147,825	3,504,461	13.51%	13.51%	1.54%
	2024		0.00%	0.00%	20.89	20.89	134,858	2,816,607	12.54%	12.54%	1.58%
	2023		0.00%	0.00%	18.56	18.56	158,161	2,935,187	17.24%	17.24%	1.68%
	2022		0.00%	0.00%	15.83	15.83	157,497	2,493,051	-12.06%	-12.06%	1.59%
	2021		0.00%	0.00%	18.00	18.00	164,184	2,955,242	17.32%	17.32%	1.21%

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.15%
	2021		0.00%	0.00%	16.04	16.04	3,297	52,887	11.25%	11.25%	3.95%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2025		0.00%	0.00%	24.09	24.09	35,929	865,356	34.31%	34.31%	3.32%
	2024		0.00%	0.00%	17.93	17.93	39,251	703,834	8.90%	8.90%	3.59%
	2023		0.00%	0.00%	16.47	16.47	39,358	648,060	10.04%	10.04%	3.34%
	2022		0.00%	0.00%	14.96	14.96	45,077	674,509	-11.83%	-11.83%	10.87%
	2021		0.00%	0.00%	16.97	16.97	34,003	577,089	8.79%	8.79%	6.04%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2025		0.00%	0.20%	15.86	24.22	371,294	8,414,850	35.32%	35.59%	3.67%
	2024		0.00%	0.20%	11.71	17.89	358,480	5,991,544	3.56%	3.76%	3.39%
	2023		0.00%	0.20%	11.29	17.28	254,356	4,092,528	18.68%	18.92%	4.11%
	2022		0.00%	0.20%	13.58	14.56	283,047	3,831,288	-7.20%	-7.02%	7.37%
	2021		0.00%	0.20%	14.61	19.37	311,940	4,588,432	12.92%	13.16%	4.77%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2025		0.00%	0.10%	16.72	64.07	202,982	9,471,775	18.57%	18.69%	1.07%
	2024		0.00%	0.10%	14.10	53.98	205,095	7,763,907	27.86%	27.99%	1.02%
	2023		0.00%	0.10%	11.03	42.18	153,133	6,210,217	17.27%	17.39%	1.66%
	2022		0.00%	0.00%	35.93	35.93	140,808	4,845,006	-9.97%	-9.97%	3.03%
	2021		0.00%	0.20%	38.65	39.91	125,377	5,001,290	31.61%	31.88%	2.18%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2025		0.00%	0.10%	14.92	50.30	153,551	7,057,895	13.48%	13.59%	1.20%
	2024		0.00%	0.10%	22.10	44.28	116,349	4,520,074	13.08%	13.19%	1.16%
	2023		0.00%	0.20%	19.55	39.12	115,579	4,100,014	15.31%	15.54%	1.51%
	2022		0.00%	0.20%	16.93	33.86	138,330	4,312,046	-12.63%	-12.45%	3.47%
	2021		0.00%	0.20%	19.36	38.67	140,076	4,981,299	33.39%	33.66%	2.42%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.10%	12.53	27.97	72,253	2,001,960	9.68%	9.79%	2.61%
	2024		0.00%	0.00%	25.47	25.47	78,148	1,972,480	7.71%	7.71%	2.84%
	2023		0.00%	0.20%	14.36	23.65	109,179	2,573,626	9.50%	9.72%	1.87%
	2022		0.00%	0.20%	13.11	21.56	130,121	2,796,377	-15.56%	-15.40%	2.66%
	2021		0.00%	0.20%	15.53	25.48	136,380	3,450,447	7.42%	7.63%	3.57%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.10%	13.72	28.09	69,618	1,895,363	13.43%	13.54%	2.35%
	2024		0.00%	0.00%	24.74	24.74	62,668	1,534,872	11.15%	11.15%	3.42%
	2023		0.00%	0.20%	14.88	22.25	57,385	1,272,347	13.10%	13.33%	1.66%
	2022		0.00%	0.20%	13.15	19.64	85,996	1,685,994	-18.84%	-18.68%	2.28%
	2021		0.00%	0.20%	16.21	24.15	102,730	2,477,916	12.54%	12.77%	3.23%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.00%	28.38	28.38	99,251	2,816,809	11.52%	11.52%	2.04%
	2024		0.00%	0.00%	25.45	25.45	121,928	3,094,813	10.19%	10.19%	3.55%
	2023		0.00%	0.20%	14.61	23.10	99,335	2,291,177	11.62%	11.84%	1.92%
	2022		0.00%	0.20%	13.09	20.65	117,320	2,420,538	-17.54%	-17.38%	2.71%
	2021		0.00%	0.20%	15.87	24.99	116,687	2,914,821	10.60%	10.82%	3.02%

LVIP Government Money Market Fund - Standard Class	2025		0.00%	0.35%	11.26	13.74	20,102,350	265,677,770	3.61%	3.97%	3.91%
	2024		0.00%	0.35%	11.01	13.21	23,338,152	299,755,429	4.57%	4.94%	4.81%
	2023		0.00%	0.35%	10.53	12.59	19,988,624	244,306,428	4.39%	4.75%	4.63%
	2022		0.00%	0.35%	10.09	12.12	19,266,969	225,177,336	0.94%	1.30%	1.20%
	2021		0.00%	0.35%	9.99	11.98	21,233,048	244,973,146	-0.33%	0.02%	0.01%

LVIP JPMorgan Core Bond Fund - Standard Class	2025		0.00%	0.10%	11.21	12.77	816,529	10,265,141	7.29%	7.40%	3.85%
	2024		0.00%	0.00%	11.89	11.89	752,137	8,792,258	1.72%	1.72%	2.94%
	2023		0.00%	0.20%	11.44	11.69	1,263,422	14,744,710	5.69%	5.91%	3.63%
	2022		0.00%	0.20%	10.82	11.04	1,105,150	12,178,456	-12.75%	-12.58%	1.96%
	2021		0.00%	0.20%	12.41	12.62	1,172,943	14,778,284	-1.55%	-1.35%	1.08%

LVIP JPMorgan High Yield Fund - Standard Class	2025		0.00%	0.20%	11.86	23.93	998,318	17,658,531	8.64%	8.85%	4.97%
	2024		0.00%	0.20%	15.06	21.98	1,538,474	27,776,972	7.87%	8.09%	6.89%
	2023		0.00%	0.20%	14.61	20.34	1,444,258	28,045,443	11.54%	11.76%	5.08%
	2022		0.00%	0.20%	13.10	18.20	1,438,159	25,066,970	-10.41%	-10.23%	5.57%
	2021		0.00%	0.20%	14.62	20.27	1,542,339	30,100,271	6.22%	6.43%	4.35%

LVIP JPMorgan Retirement Income Fund - Standard Class	2025		0.00%	0.00%	15.21	15.21	92,565	1,408,132	12.10%	12.10%	3.64%
	2024		0.00%	0.00%	13.57	13.57	167,978	2,279,446	7.96%	7.96%	2.63%
	2023		0.00%	0.00%	12.57	12.57	235,002	2,953,710	11.60%	11.60%	3.62%
	2022		0.00%	0.00%	11.26	11.26	210,127	2,366,507	-13.33%	-13.33%	3.02%
	2021	1/4/2021	0.00%	0.00%	12.99	12.99	212	2,749	6.17%	6.17%	0.53%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2025		0.00%	0.00%	27.30	27.30	949	25,907	1.51%	1.51%	0.82%
	2024		0.00%	0.00%	26.89	26.89	6,625	178,163	15.44%	15.44%	1.17%
	2023		0.00%	0.00%	23.30	23.30	5,608	130,644	12.08%	12.08%	1.53%
	2022		0.00%	0.00%	20.79	20.79	4,407	91,605	-9.17%	-9.17%	1.43%
	2021		0.00%	0.00%	22.88	22.88	4,384	100,333	29.08%	29.08%	0.91%

LVIP JPMorgan Short Duration Bond Fund - Standard Class	2025		0.00%	0.20%	11.32	17.37	865,787	13,208,439	4.98%	5.19%	3.47%
	2024		0.00%	0.20%	10.84	16.51	1,273,539	17,658,410	4.09%	4.30%	3.63%
	2023		0.00%	0.20%	10.41	15.83	1,340,399	18,237,050	4.78%	5.00%	3.23%
	2022		0.00%	0.20%	9.92	15.08	1,668,196	21,211,938	-4.31%	-4.12%	2.30%
	2021		0.00%	0.20%	10.36	15.72	1,905,203	25,398,389	-0.87%	-0.67%	1.76%

LVIP JPMorgan Small Cap Core Fund - Standard Class	2025		0.00%	0.00%	16.47	16.47	25,799	424,842	10.27%	10.27%	0.68%
	2024		0.00%	0.00%	14.93	14.93	23,000	343,466	11.71%	11.71%	0.88%
	2023		0.00%	0.00%	13.37	13.37	20,059	268,153	13.10%	13.10%	1.41%
	2022		0.00%	0.00%	11.82	11.82	15,439	182,481	-19.35%	-19.35%	0.37%
	2021		0.00%	0.00%	14.66	14.66	10,473	153,496	21.39%	21.39%	0.03%

LVIP JPMorgan U.S. Equity Fund - Standard Class	2025		0.00%	0.00%	12.80	12.80	285,177	3,649,801	14.54%	14.54%	0.49%
	2024	7/17/2024	0.00%	0.00%	11.17	11.17	50,335	562,435	4.75%	4.75%	1.24%

LVIP Macquarie Wealth Builder Fund - Standard Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.24%
	2024		0.20%	0.20%	17.96	17.96	2,639	47,389	7.97%	7.97%	2.87%
	2023		0.20%	0.20%	16.63	16.63	2,660	44,240	9.69%	9.69%	2.88%
	2022		0.20%	0.20%	15.16	15.16	2,680	40,643	-11.39%	-11.39%	2.28%
	2021		0.20%	0.20%	17.11	17.11	2,701	46,217	11.56%	11.56%	0.34%

LVIP MFS International Growth Fund - Standard Class	2025		0.00%	0.20%	13.27	26.33	1,135,679	27,306,812	18.87%	19.11%	1.77%
	2024		0.00%	0.20%	21.16	22.10	909,002	18,132,224	7.88%	8.10%	1.58%
	2023		0.00%	0.20%	19.61	20.45	736,848	14,986,275	14.48%	14.71%	2.19%
	2022		0.00%	0.20%	17.13	17.83	608,653	10,781,669	-14.46%	-14.29%	1.26%
	2021		0.00%	0.20%	20.02	20.80	461,555	9,582,689	11.02%	11.24%	0.74%

LVIP MFS Value Fund - Standard Class	2025		0.00%	0.20%	13.20	40.79	2,450,451	91,412,120	12.83%	13.06%	1.52%
	2024		0.00%	0.20%	11.69	36.08	3,425,284	113,653,464	11.62%	11.84%	1.73%
	2023		0.00%	0.20%	10.46	32.26	3,324,329	105,018,324	7.85%	8.07%	1.82%
	2022		0.00%	0.20%	20.01	29.85	3,362,126	98,419,892	-6.26%	-6.07%	1.86%
	2021		0.00%	0.20%	21.33	36.54	3,397,166	105,731,795	25.21%	25.46%	1.36%

LVIP Mondrian Global Income Fund - Standard Class	2025		0.00%	0.00%	12.96	12.96	251,593	3,260,828	6.39%	6.39%	0.47%
	2024		0.00%	0.00%	12.18	12.18	325,258	3,962,429	-5.15%	-5.15%	1.47%
	2023		0.00%	0.00%	12.84	12.84	683,056	8,773,240	4.02%	4.02%	0.00%
	2022		0.00%	0.00%	12.35	12.35	648,308	8,005,099	-15.13%	-15.13%	0.00%
	2021		0.00%	0.00%	14.55	14.55	666,446	9,696,481	-5.09%	-5.09%	3.96%

LVIP Mondrian International Value Fund - Standard Class	2025		0.00%	0.10%	15.35	30.22	901,631	22,967,877	36.25%	36.38%	4.09%
	2024		0.00%	0.20%	13.39	22.16	928,686	17,575,805	4.49%	4.70%	3.08%
	2023		0.00%	0.20%	12.80	21.16	984,568	19,264,784	19.87%	20.11%	3.32%
	2022		0.00%	0.20%	10.67	17.62	984,271	15,963,607	-10.93%	-10.75%	2.68%
	2021		0.00%	0.20%	11.97	19.74	1,117,347	20,219,152	11.04%	11.26%	3.37%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2025		0.00%	0.00%	24.49	24.49	54	1,312	15.81%	15.81%	0.47%
	2024		0.00%	0.00%	21.15	21.15	678	14,345	16.84%	16.84%	0.95%
	2023		0.00%	0.00%	18.10	18.10	1,366	24,729	26.01%	26.01%	3.00%
	2022		0.00%	0.00%	14.36	14.36	578	8,303	-17.93%	-17.93%	2.67%
	2021		0.00%	0.00%	17.50	17.50	251	4,389	15.90%	15.90%	1.42%

LVIP Nomura Diversified Floating Rate Fund - Standard Class	2025		0.00%	0.00%	13.97	13.97	141,922	1,982,422	4.76%	4.76%	3.81%
	2024		0.00%	0.00%	13.33	13.33	164,536	2,193,789	6.07%	6.07%	5.11%
	2023		0.00%	0.00%	12.57	12.57	101,356	1,274,093	5.57%	5.57%	3.14%
	2022		0.00%	0.00%	11.91	11.91	146,451	1,743,874	0.10%	0.10%	4.05%
	2021		0.00%	0.00%	11.90	11.90	69,648	828,543	0.40%	0.40%	1.61%

LVIP Nomura High Yield Fund - Standard Class	2025		0.00%	0.10%	13.30	32.77	168,555	3,089,652	9.15%	9.26%	4.03%
	2024		0.00%	0.10%	12.18	29.99	501,601	6,832,288	6.56%	6.66%	6.48%
	2023		0.00%	0.20%	11.43	28.12	452,206	6,695,648	12.44%	12.67%	6.54%
	2022		0.00%	0.20%	10.16	24.96	515,714	6,716,657	-11.59%	-11.41%	6.20%
	2021		0.00%	0.20%	11.48	28.17	541,965	7,989,719	4.71%	4.92%	9.65%

LVIP Nomura Mid Cap Value Fund - Standard Class	2025		0.00%	0.20%	13.68	43.31	401,071	15,627,747	13.12%	13.35%	1.46%
	2024		0.00%	0.20%	24.36	38.21	481,048	14,478,068	14.59%	14.82%	1.40%
	2023		0.00%	0.20%	21.24	35.52	513,685	16,283,894	11.02%	11.24%	1.61%
	2022		0.00%	0.20%	19.11	31.99	585,771	16,742,705	-9.05%	-8.87%	1.29%
	2021		0.00%	0.20%	20.99	35.18	749,278	23,944,218	31.65%	31.91%	1.29%

LVIP Nomura SMID Cap Core Fund - Standard Class	2025		0.00%	0.10%	14.06	67.00	175,133	10,471,571	8.74%	8.85%	0.57%
	2024		0.00%	0.10%	26.68	61.55	194,532	10,575,315	14.62%	14.73%	0.61%
	2023		0.00%	0.20%	23.27	53.65	197,203	9,643,271	16.22%	16.45%	1.16%
	2022		0.00%	0.20%	20.01	46.07	200,268	8,387,648	-13.90%	-13.73%	0.46%
	2021		0.00%	0.20%	23.21	53.40	217,186	10,269,608	22.93%	23.18%	1.01%

LVIP Nomura Social Awareness Fund - Standard Class	2025		0.00%	0.10%	23.20	72.79	81,965	2,650,291	14.94%	15.06%	0.65%
	2024		0.00%	0.10%	20.18	63.27	115,769	3,213,954	20.95%	21.07%	0.87%
	2023		0.00%	0.10%	16.69	52.26	112,016	2,518,996	30.04%	30.17%	1.12%
	2022		0.00%	0.10%	12.83	40.14	113,420	2,132,581	-19.79%	-19.71%	1.22%
	2021		0.00%	0.10%	16.00	50.00	93,950	2,190,603	26.31%	26.43%	0.84%

LVIP Nomura U.S. Growth Fund - Standard Class	2025		0.00%	0.10%	51.30	101.00	78,833	7,208,275	22.49%	22.61%	0.00%
	2024		0.00%	0.10%	41.88	82.38	88,848	6,591,433	33.93%	34.07%	0.00%
	2023		0.00%	0.10%	31.27	61.44	82,959	4,737,970	48.20%	48.35%	0.00%
	2022		0.00%	0.10%	21.10	41.42	96,130	3,494,430	-27.74%	-27.66%	0.00%
	2021		0.00%	0.20%	29.20	57.26	84,858	4,600,276	17.86%	18.10%	0.00%

LVIP Nomura U.S. REIT Fund - Standard Class	2025		0.00%	0.35%	11.41	30.77	630,950	14,230,666	0.67%	1.02%	2.84%
	2024		0.00%	0.35%	11.31	30.46	722,891	16,692,477	7.50%	7.87%	3.14%
	2023		0.00%	0.35%	10.49	28.24	741,425	17,023,395	12.18%	12.58%	3.35%
	2022		0.00%	0.35%	9.33	25.09	799,453	16,244,845	-25.56%	-25.30%	3.15%
	2021		0.00%	0.35%	12.50	33.58	808,972	22,413,629	42.57%	43.07%	2.98%

LVIP PIMCO Low Duration Bond Fund - Standard Class	2025		0.00%	0.00%	12.72	12.72	204,891	2,605,357	5.47%	5.47%	3.45%
	2024		0.00%	0.00%	12.06	12.06	149,930	1,807,658	5.13%	5.13%	3.02%
	2023		0.00%	0.00%	11.47	11.47	217,470	2,494,034	4.87%	4.87%	3.61%
	2022		0.00%	0.00%	10.94	10.94	164,322	1,796,950	-4.88%	-4.88%	2.99%
	2021		0.00%	0.00%	11.50	11.50	92,472	1,063,070	-0.64%	-0.64%	1.53%

LVIP SSGA Bond Index Fund - Standard Class	2025		0.00%	0.20%	9.75	15.57	3,150,176	38,128,684	6.59%	6.80%	3.45%
	2024		0.00%	0.20%	11.11	14.58	3,665,248	42,801,200	0.85%	1.05%	3.78%
	2023		0.00%	0.20%	11.01	14.43	2,887,008	36,637,517	5.09%	5.30%	3.08%
	2022		0.00%	0.20%	10.48	13.70	2,783,439	33,009,545	-13.62%	-13.44%	1.98%
	2021		0.00%	0.20%	12.13	15.83	2,947,978	40,920,928	-2.17%	-1.98%	1.71%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2025		0.00%	0.00%	22.69	22.69	75,901	1,722,502	12.80%	12.80%	2.92%
	2024		0.00%	0.00%	20.12	20.12	78,757	1,584,558	5.94%	5.94%	2.97%
	2023		0.00%	0.00%	18.99	18.99	70,215	1,333,489	10.73%	10.73%	2.45%
	2022		0.00%	0.00%	17.15	17.15	71,145	1,220,168	-14.75%	-14.75%	2.51%
	2021		0.00%	0.00%	20.12	20.12	74,331	1,495,370	6.37%	6.37%	2.20%

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2025		0.00%	0.20%	14.67	16.07	487,142	7,778,839	33.22%	33.48%	3.24%
	2024		0.00%	0.20%	11.89	12.04	496,775	5,937,764	6.59%	6.80%	1.60%
	2023		0.00%	0.20%	11.16	11.27	1,195,620	13,471,926	8.62%	8.83%	3.49%
	2022		0.00%	0.00%	10.36	10.36	1,064,200	11,018,812	-21.19%	-21.19%	3.26%
	2021		0.00%	0.00%	13.14	13.14	780,861	10,261,238	-3.30%	-3.30%	5.03%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2025		0.00%	0.20%	18.87	25.55	21,043	514,948	14.14%	14.37%	2.00%
	2024		0.00%	0.20%	16.53	22.34	30,294	648,579	9.75%	9.97%	3.22%
	2023		0.00%	0.20%	15.06	20.31	29,718	583,182	13.28%	13.51%	2.61%
	2022		0.00%	0.20%	13.30	17.90	28,956	500,709	-14.50%	-14.33%	4.01%
	2021		0.00%	0.20%	15.55	20.89	28,839	582,322	12.35%	12.58%	4.97%

LVIP SSGA International Index Fund - Standard Class	2025		0.00%	0.20%	14.38	21.73	2,758,118	55,920,589	30.92%	31.18%	3.51%
	2024		0.00%	0.20%	14.53	16.60	2,033,490	31,801,050	3.01%	3.22%	2.04%
	2023		0.00%	0.20%	10.40	21.43	3,838,656	59,327,472	17.34%	17.57%	3.28%
	2022		0.00%	0.20%	12.00	18.26	3,569,731	47,124,184	-14.49%	-14.32%	4.45%
	2021		0.00%	0.20%	14.01	21.36	3,444,301	53,057,702	10.83%	11.06%	2.29%

LVIP SSGA International Managed Volatility Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%
	2021		0.00%	0.00%	14.44	14.44	246	3,548	10.76%	10.76%	1.81%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2025		0.00%	0.20%	12.57	26.43	1,871,704	46,586,479	6.92%	7.13%	1.21%
	2024		0.00%	0.20%	24.17	24.67	1,853,076	43,855,006	13.32%	13.55%	1.04%
	2023		0.00%	0.20%	21.33	21.73	2,573,307	55,773,332	15.82%	16.05%	1.46%
	2022		0.00%	0.20%	18.41	18.72	2,545,656	47,547,560	-13.57%	-13.40%	1.42%
	2021		0.00%	0.20%	21.31	21.62	2,675,775	57,716,149	24.12%	24.37%	1.09%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2025		0.00%	0.20%	21.73	28.99	469,964	11,280,873	15.41%	15.64%	2.58%
	2024		0.00%	0.20%	18.83	25.07	456,614	9,411,338	8.16%	8.37%	2.36%
	2023		0.00%	0.20%	17.41	23.13	509,206	9,891,663	13.34%	13.57%	2.44%
	2022		0.00%	0.20%	15.36	20.37	487,477	8,258,973	-15.58%	-15.41%	2.75%
	2021		0.00%	0.20%	18.19	24.08	514,143	10,140,370	10.17%	10.39%	2.36%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2025		0.00%	0.00%	31.59	31.59	27,646	873,192	17.43%	17.43%	2.64%
	2024		0.00%	0.00%	26.90	26.90	23,089	620,995	9.26%	9.26%	2.83%
	2023		0.00%	0.00%	24.62	24.62	21,197	521,785	14.82%	14.82%	2.26%
	2022		0.00%	0.00%	21.44	21.44	27,550	590,619	-15.88%	-15.88%	3.18%
	2021		0.00%	0.00%	25.48	25.48	12,148	309,598	11.37%	11.37%	2.36%

LVIP SSGA S&P 500 Index Fund - Standard Class	2025		0.00%	0.20%	16.97	73.81	15,142,874	612,229,927	17.36%	17.60%	1.05%
	2024		0.00%	0.20%	20.46	63.66	15,958,030	564,597,128	24.48%	24.73%	1.11%
	2023		0.00%	0.20%	16.42	51.09	16,618,432	505,258,720	25.76%	26.01%	1.49%
	2022		0.00%	0.20%	13.05	40.58	16,896,365	410,237,658	-18.47%	-18.31%	1.44%
	2021		0.00%	0.20%	15.99	49.73	17,274,140	518,211,545	28.17%	28.42%	1.26%

LVIP SSGA Short-Term Bond Index Fund - Standard Class	2025		0.00%	0.00%	12.33	12.33	86,528	1,067,051	5.52%	5.52%	2.90%
	2024		0.00%	0.00%	11.69	11.69	183,989	2,150,319	4.88%	4.88%	5.02%
	2023		0.00%	0.00%	11.14	11.14	164,693	1,835,157	5.17%	5.17%	3.23%
	2022		0.00%	0.00%	10.60	10.60	98,480	1,043,409	-3.45%	-3.45%	1.82%
	2021		0.00%	0.00%	10.97	10.97	51,874	569,270	-0.52%	-0.52%	1.18%

LVIP SSGA Small-Cap Index Fund - Standard Class	2025		0.00%	0.20%	28.50	35.56	1,470,528	52,118,509	12.24%	12.46%	1.16%
	2024		0.00%	0.20%	25.39	31.62	1,374,899	43,384,278	10.92%	11.14%	1.69%
	2023		0.00%	0.20%	9.39	31.67	1,630,922	46,391,832	16.27%	16.50%	1.32%
	2022		0.00%	0.20%	19.69	27.24	1,576,413	38,500,663	-20.94%	-20.78%	1.18%
	2021		0.00%	0.20%	24.90	34.45	1,677,241	51,533,134	14.33%	14.56%	0.84%

LVIP Structured Conservative Allocation Fund - Standard Class	2025		0.00%	0.20%	17.94	22.57	17,294	347,451	13.50%	13.72%	2.65%
	2024		0.00%	0.20%	15.80	19.85	23,336	410,975	6.24%	6.46%	3.22%
	2023		0.00%	0.20%	14.88	18.64	25,184	419,572	10.05%	10.27%	2.54%
	2022		0.00%	0.00%	16.91	16.91	29,793	443,171	-13.30%	-13.30%	11.16%
	2021		0.00%	0.00%	19.50	19.50	1,327	25,870	7.43%	7.43%	0.48%

LVIP Structured Moderate Allocation Fund - Standard Class	2025		0.00%	0.00%	29.05	29.05	251,198	7,280,103	17.28%	17.28%	2.59%
	2024		0.00%	0.00%	24.77	24.77	5,315	131,644	9.41%	9.41%	3.05%
	2023		0.00%	0.00%	22.64	22.64	7,147	161,788	13.09%	13.09%	2.82%
	2022		0.00%	0.00%	20.02	20.02	6,519	130,500	-13.15%	-13.15%	5.47%
	2021		0.00%	0.00%	23.05	23.05	5,277	121,633	12.15%	12.15%	4.86%

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2025		0.00%	0.20%	23.85	32.04	10,057	272,371	19.09%	19.33%	2.50%
	2024		0.00%	0.20%	20.03	26.85	10,988	249,620	10.26%	10.48%	2.97%
	2023		0.00%	0.20%	18.16	24.30	12,407	263,025	14.05%	14.27%	2.75%
	2022		0.00%	0.00%	21.27	21.27	11,828	215,236	-13.13%	-13.13%	14.47%
	2021		0.00%	0.00%	24.48	24.48	493	12,062	13.68%	13.68%	0.68%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.20%
	2021		0.00%	0.00%	21.28	21.28	228,082	4,853,295	8.61%	8.61%	2.84%

LVIP T. Rowe Price 2020 Fund - Standard Class	2025		0.00%	0.20%	20.26	25.62	1,013,773	25,959,211	12.79%	13.02%	2.92%
	2024		0.00%	0.20%	17.96	22.67	1,052,113	23,838,795	8.60%	8.81%	2.60%
	2023		0.00%	0.20%	16.54	20.84	1,262,870	26,299,071	13.31%	13.54%	2.46%
	2022		0.00%	0.20%	14.60	18.35	1,210,099	22,194,854	-15.34%	-15.18%	2.92%
	2021		0.00%	0.20%	17.24	21.63	1,362,688	29,466,663	9.99%	10.23%	2.88%

LVIP T. Rowe Price 2030 Fund - Standard Class	2025		0.00%	0.20%	22.43	27.63	2,125,042	58,572,686	14.76%	14.99%	2.51%
	2024		0.00%	0.20%	19.55	24.03	1,961,714	47,013,454	10.21%	10.43%	2.40%
	2023		0.00%	0.20%	17.74	21.76	1,382,362	29,965,829	15.91%	16.14%	2.15%
	2022		0.00%	0.20%	15.30	18.74	1,484,375	27,713,619	-17.04%	-16.87%	2.07%
	2021		0.00%	0.20%	18.45	22.54	1,279,790	28,726,116	13.37%	13.60%	2.33%

LVIP T. Rowe Price 2040 Fund - Standard Class	2025		0.00%	0.20%	25.41	29.47	553,243	16,207,795	17.91%	18.14%	1.67%
	2024		0.00%	0.20%	21.55	24.95	554,788	13,757,910	12.82%	13.04%	2.26%
	2023		0.00%	0.20%	19.10	22.07	462,620	10,136,826	18.95%	19.19%	1.79%
	2022		0.00%	0.20%	16.06	18.51	364,533	6,689,193	-17.91%	-17.74%	1.62%
	2021		0.00%	0.20%	19.56	22.51	473,142	10,576,882	16.70%	16.93%	2.63%

LVIP T. Rowe Price 2050 Fund - Standard Class	2025		0.00%	0.00%	29.17	29.17	224,887	6,560,438	19.64%	19.64%	1.68%
	2024		0.00%	0.00%	24.38	24.38	182,176	4,441,877	14.20%	14.20%	1.40%
	2023		0.00%	0.00%	21.35	21.35	180,508	3,853,984	20.30%	20.30%	1.51%
	2022		0.00%	0.00%	17.75	17.75	150,959	2,679,165	-17.95%	-17.95%	1.49%
	2021		0.00%	0.00%	21.63	21.63	171,706	3,713,851	18.01%	18.01%	2.50%

LVIP T. Rowe Price 2060 Fund - Standard Class	2025		0.00%	0.00%	22.12	22.12	3,615	79,951	19.77%	19.77%	8.70%
	2024	4/9/2024	0.00%	0.00%	18.47	18.47	37	689	6.20%	6.20%	2.31%
	2022	2/25/2022	0.00%	0.00%	13.43	13.43	2,482	33,336	-11.79%	-11.79%	1.79%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2025		0.00%	0.20%	19.73	81.22	530,181	38,568,076	10.82%	11.04%	0.00%
	2024		0.00%	0.20%	17.79	89.32	430,484	30,224,596	23.42%	23.67%	0.30%
	2023		0.00%	0.20%	9.49	72.29	439,711	24,552,051	20.93%	21.17%	0.03%
	2022		0.00%	0.20%	11.90	59.72	502,517	23,078,754	-24.67%	-24.52%	0.01%
	2021		0.00%	0.20%	15.78	79.21	670,729	41,189,137	13.62%	13.84%	0.01%

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.00%	18.31	18.31	17,264	316,014	8.54%	8.54%	1.78%
	2024		0.00%	0.00%	16.86	16.86	17,172	289,591	13.56%	13.56%	2.53%
	2023		0.00%	0.00%	14.85	14.85	16,559	245,925	15.02%	15.02%	4.05%
	2022	2/4/2022	0.00%	0.00%	12.91	12.91	756	9,758	-13.85%	-13.85%	1.58%

LVIP Vanguard Bond Allocation Fund - Standard Class	2025		0.00%	0.10%	9.81	12.99	500,199	5,724,415	6.22%	6.33%	3.63%
	2024		0.00%	0.20%	9.23	12.21	482,301	5,163,873	1.22%	1.42%	3.89%
	2023		0.00%	0.20%	9.11	12.04	421,413	4,418,340	5.79%	6.00%	3.52%
	2022		0.00%	0.20%	10.16	11.36	341,979	3,410,267	-13.54%	-13.37%	3.93%
	2021		0.00%	0.20%	11.75	13.12	114,351	1,495,612	-1.48%	-1.29%	1.21%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2025		0.00%	0.10%	14.94	56.38	1,089,941	26,503,563	16.36%	16.47%	1.05%
	2024		0.00%	0.20%	12.84	48.41	1,080,020	22,338,236	21.86%	22.10%	1.22%
	2023		0.00%	0.20%	10.52	39.65	1,092,270	18,200,700	24.97%	25.22%	1.29%
	2022		0.00%	0.00%	31.66	31.66	1,127,294	17,681,661	-18.74%	-18.74%	1.76%
	2021		0.00%	0.00%	38.96	38.96	401,461	15,642,815	25.74%	25.74%	1.22%

LVIP Vanguard International Equity ETF Fund - Standard Class	2025		0.00%	0.20%	13.40	22.17	1,982,972	35,614,157	31.29%	31.56%	3.83%
	2024		0.00%	0.20%	10.20	16.85	1,707,048	22,419,337	3.66%	3.86%	2.70%
	2023		0.00%	0.20%	9.83	16.22	1,659,516	20,979,381	15.13%	15.36%	3.15%
	2022		0.00%	0.20%	13.37	14.06	1,613,457	18,274,406	-16.79%	-16.62%	4.06%
	2021		0.00%	0.20%	16.06	16.87	665,905	11,215,215	7.94%	8.16%	3.26%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.00%	0.00%	54.99	54.99	151,241	8,317,473	38.70%	38.70%	0.00%
	2022		0.00%	0.20%	25.38	39.65	123,239	4,881,341	-33.46%	-33.33%	0.00%
	2021		0.00%	0.20%	38.14	59.47	123,176	7,317,328	16.86%	17.12%	0.00%

LVIP Wellington SMID Cap Value Fund - Standard Class	2025		0.00%	0.20%	27.97	33.37	58,643	1,863,989	2.21%	2.41%	1.05%
	2024		0.00%	0.20%	12.33	32.59	58,711	1,805,899	12.09%	12.32%	1.35%
	2023		0.00%	0.20%	24.41	29.01	56,776	1,551,770	17.00%	17.24%	0.97%
	2022		0.00%	0.20%	20.86	24.75	56,487	1,329,435	-10.18%	-10.00%	0.77%
	2021		0.00%	0.20%	23.23	27.50	58,610	1,535,749	27.92%	28.20%	0.51%

LVIP Western Asset Core Bond Fund - Standard Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.97%
	2024		0.00%	0.00%	9.37	9.37	20,494	192,041	0.69%	0.69%	6.89%
	2023		0.00%	0.00%	9.31	9.31	17,401	161,935	5.93%	5.93%	5.44%
	2022		0.00%	0.00%	8.79	8.79	37,920	333,129	-16.42%	-16.42%	2.31%
	2021		0.00%	0.00%	10.51	10.51	50,799	533,927	-1.72%	-1.72%	7.21%

M Capital Appreciation Fund	2025		0.00%	0.00%	67.64	67.64	1,418	95,891	18.06%	18.06%	1.03%
	2024		0.00%	0.00%	57.30	57.30	1,445	82,771	9.94%	9.94%	1.73%
	2023		0.00%	0.00%	52.11	52.11	1,979	103,136	23.56%	23.56%	0.43%
	2022		0.00%	0.00%	42.18	42.18	2,315	97,635	-18.14%	-18.14%	0.00%
	2021		0.00%	0.00%	51.52	51.52	2,363	121,741	17.74%	17.74%	0.00%

M International Equity Fund	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.25%
	2023		0.00%	0.00%	17.71	17.71	922	16,317	16.00%	16.00%	3.09%
	2022		0.00%	0.00%	15.26	15.26	895	13,653	-14.16%	-14.16%	2.73%
	2021		0.00%	0.00%	17.78	17.78	868	15,435	11.05%	11.05%	2.43%

M Large Cap Growth Fund	2023		0.00%	0.00%	62.52	62.52	573	35,835	32.04%	32.04%	0.00%
	2022		0.00%	0.00%	47.35	47.35	567	26,845	-25.41%	-25.41%	0.00%
	2021		0.00%	0.00%	63.48	63.48	561	35,632	21.49%	21.49%	0.00%

M Large Cap Value Fund	2023		0.00%	0.00%	32.88	32.88	695	22,855	7.60%	7.60%	2.31%
	2022		0.00%	0.00%	30.56	30.56	682	20,842	-1.45%	-1.45%	2.10%
	2021		0.00%	0.00%	31.01	31.01	669	20,740	30.01%	30.01%	1.65%

MFS® VIT Growth Series - Initial Class	2025		0.00%	0.20%	17.98	80.28	1,086,393	59,352,435	11.97%	12.19%	0.00%
	2024		0.00%	0.20%	21.02	117.53	1,371,616	62,790,790	31.20%	31.47%	0.00%
	2023		0.00%	0.20%	16.00	89.49	1,324,624	59,251,534	35.59%	35.86%	0.00%
	2022		0.00%	0.20%	11.79	65.93	1,455,991	48,630,985	-31.77%	-31.63%	0.00%
	2021		0.00%	0.20%	17.26	96.54	1,945,096	99,103,647	23.29%	23.53%	0.00%

MFS® VIT Mid Cap Growth Series - Initial Class	2025		0.00%	0.10%	13.41	20.99	418,705	8,135,396	3.56%	3.66%	0.00%
	2024		0.00%	0.20%	19.97	20.25	416,713	7,998,985	14.49%	14.72%	0.00%
	2023		0.00%	0.20%	17.44	17.65	544,293	9,595,450	21.08%	21.32%	0.00%
	2022		0.00%	0.20%	14.41	14.55	298,690	4,337,241	-28.84%	-28.70%	0.00%
	2021		0.00%	0.20%	20.24	20.40	296,413	6,036,461	13.88%	14.11%	0.00%

MFS® VIT New Discovery Series - Initial Class	2025		0.00%	0.00%	27.03	27.03	148,969	4,027,365	12.96%	12.96%	0.00%
	2024		0.00%	0.00%	23.93	23.93	231,246	5,534,362	6.72%	6.72%	0.00%
	2023		0.00%	0.00%	22.43	22.43	145,012	3,251,896	14.41%	14.41%	0.00%
	2022		0.00%	0.00%	19.60	19.60	140,941	2,762,479	-29.76%	-29.76%	0.00%
	2021		0.00%	0.00%	27.90	27.90	290,611	8,109,164	1.80%	1.80%	0.00%

MFS® VIT Research Series - Initial Class	2025		0.10%	0.35%	20.80	60.22	9,873	207,760	12.46%	12.74%	0.97%
	2024		0.10%	0.35%	18.45	53.55	10,150	190,116	18.46%	18.75%	0.61%
	2023		0.10%	0.35%	15.54	45.21	10,442	165,353	21.99%	22.30%	0.52%
	2022		0.10%	0.35%	12.71	37.06	10,781	140,250	-17.50%	-17.29%	0.48%
	2021		0.10%	0.35%	15.36	45.71	10,837	178,011	24.37%	24.68%	0.54%

MFS® VIT Total Return Bond Series - Initial Class	2025		0.00%	0.00%	11.56	11.56	97,178	1,123,224	7.17%	7.17%	4.95%
	2024		0.00%	0.00%	10.79	10.79	17,937	193,448	2.55%	2.55%	0.89%
	2023		0.00%	0.00%	10.52	10.52	199,624	2,099,444	7.38%	7.38%	3.27%
	2022		0.00%	0.00%	9.79	9.79	124,056	1,215,032	-13.93%	-13.93%	3.19%
	2021		0.00%	0.00%	11.38	11.38	56,835	646,783	-0.81%	-0.81%	3.52%

MFS® VIT Total Return Series - Initial Class	2025		0.00%	0.20%	12.93	35.91	456,404	11,199,395	10.94%	11.16%	2.30%
	2024		0.00%	0.20%	13.86	38.34	1,039,528	29,222,876	7.54%	7.75%	2.31%
	2023		0.00%	0.20%	12.88	35.62	1,229,516	33,741,549	10.22%	10.44%	1.97%
	2022		0.00%	0.20%	11.67	32.28	1,422,614	35,470,680	-9.76%	-9.58%	1.23%
	2021		0.00%	0.20%	12.92	35.74	2,853,401	81,754,976	13.89%	14.12%	1.81%

MFS® VIT Utilities Series - Initial Class	2025		0.00%	0.20%	12.29	54.91	208,113	5,509,825	14.78%	15.01%	2.97%
	2024		0.00%	0.20%	17.97	47.75	212,582	4,939,666	11.44%	11.66%	2.44%
	2023		0.00%	0.20%	16.11	42.76	164,930	4,697,428	-2.30%	-2.11%	3.34%
	2022		0.00%	0.20%	16.48	43.68	206,965	6,428,852	0.55%	0.76%	2.15%
	2021		0.00%	0.20%	16.37	43.35	398,090	10,340,110	13.86%	14.09%	1.58%

MFS® VIT II Core Equity Portfolio - Initial Class	2025		0.10%	0.35%	21.60	65.87	6,015	132,095	12.11%	12.39%	0.46%
	2024		0.10%	0.35%	19.22	58.76	6,103	119,902	19.69%	19.99%	0.72%
	2023		0.10%	0.35%	16.01	49.09	43,169	1,380,746	22.71%	23.02%	0.54%
	2022		0.20%	0.35%	28.14	40.01	45,936	1,200,457	-17.56%	-17.44%	0.33%
	2021		0.20%	0.35%	34.08	49.39	64,781	2,241,075	24.86%	25.06%	0.35%

MFS® VIT II Technology Portfolio - Initial Class	2025		0.00%	0.00%	35.45	35.45	84,307	2,989,081	16.57%	16.57%	0.00%
	2024		0.00%	0.00%	30.42	30.42	85,222	2,592,054	36.80%	36.80%	0.00%
	2023		0.00%	0.00%	22.23	22.23	135,111	3,003,947	54.23%	54.23%	0.00%
	2022		0.00%	0.20%	14.30	14.42	125,244	1,805,371	-35.82%	-35.70%	0.00%
	2021		0.00%	0.20%	22.28	22.42	129,253	2,897,558	13.47%	13.68%	0.00%

MFS® VIT III Mid Cap Value Portfolio - Initial Class	2025		0.00%	0.20%	22.88	23.32	601,462	14,022,160	5.77%	5.98%	1.15%
	2024		0.00%	0.20%	21.64	22.00	431,856	9,499,866	13.52%	13.75%	1.15%
	2023		0.00%	0.00%	19.34	19.34	513,165	9,924,568	12.73%	12.73%	1.80%
	2022		0.00%	0.00%	17.16	17.16	440,870	7,564,527	-8.79%	-8.79%	1.01%
	2021		0.00%	0.00%	18.81	18.81	424,916	7,992,990	30.99%	30.99%	0.80%

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2025		0.00%	0.35%	14.32	65.62	183,735	3,122,949	5.08%	5.45%	0.00%
	2024		0.00%	0.35%	17.27	62.23	185,685	3,065,531	23.59%	24.02%	0.00%
	2023		0.00%	0.35%	13.94	50.18	160,388	2,598,024	17.73%	18.15%	0.00%
	2022		0.00%	0.35%	11.81	42.47	167,515	2,291,788	-28.98%	-28.73%	0.00%
	2021		0.00%	0.35%	16.59	59.59	175,984	3,710,014	12.60%	12.99%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2025		0.00%	0.35%	13.32	38.01	53,842	1,549,409	11.17%	11.56%	0.47%
	2024		0.00%	0.35%	17.63	34.07	23,965	368,480	8.44%	8.82%	0.72%
	2023		0.00%	0.35%	16.26	31.31	17,627	339,400	10.61%	11.00%	0.98%
	2022		0.00%	0.35%	14.70	28.21	19,263	348,770	-10.07%	-9.75%	0.60%
	2021		0.00%	0.35%	16.34	31.26	25,711	553,131	32.33%	32.80%	0.52%

Nomura VIP Asset Strategy Series - Service Class	2025		0.00%	0.00%	21.90	21.90	1,086	23,793	16.66%	16.66%	1.26%
	2024		0.00%	0.00%	18.78	18.78	1,152	21,639	12.44%	12.44%	1.91%
	2023		0.00%	0.00%	16.70	16.70	1,184	19,778	13.94%	13.94%	2.17%
	2022		0.00%	0.00%	14.66	14.66	1,187	17,396	-14.74%	-14.74%	1.70%
	2021	4/8/2021	0.00%	0.00%	17.19	17.19	153	2,634	7.21%	7.21%	1.21%

Nomura VIP Emerging Markets Series - Standard Class	2025		0.00%	0.20%	20.49	47.65	1,782,925	76,373,666	80.90%	81.26%	1.48%
	2024		0.00%	0.20%	11.31	26.29	1,911,097	45,385,722	4.88%	5.09%	2.63%
	2023		0.00%	0.20%	10.78	25.02	2,119,179	46,886,727	13.57%	13.79%	1.61%
	2022		0.00%	0.20%	9.48	21.98	2,119,191	41,081,555	-27.73%	-27.58%	4.26%
	2021		0.00%	0.20%	13.10	30.36	2,229,482	59,980,385	-3.03%	-2.84%	0.30%

Nomura VIP International Core Equity Series - Standard Class	2025		0.10%	0.10%	13.91	13.91	160,654	2,235,099	24.43%	24.43%	1.32%
	2024	4/26/2024	0.10%	0.10%	11.18	11.18	150,913	1,687,390	-0.47%	-0.47%	1.22%

Nomura VIP Small Cap Value Series - Standard Class	2025		0.00%	0.35%	13.54	48.33	1,200,877	43,458,201	7.78%	8.16%	1.49%
	2024		0.00%	0.35%	14.69	63.67	1,763,646	61,347,247	10.93%	11.32%	1.33%
	2023		0.00%	0.35%	13.21	57.25	1,685,045	56,607,118	9.06%	9.44%	0.97%
	2022		0.00%	0.35%	12.09	52.37	1,855,718	57,496,733	-12.40%	-12.09%	0.86%
	2021		0.00%	0.35%	13.76	59.63	2,040,653	72,299,656	33.95%	34.42%	0.85%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2025		0.00%	0.20%	9.89	14.92	733,745	10,849,108	18.56%	18.79%	2.90%
	2024		0.00%	0.20%	8.34	12.56	702,176	8,732,517	3.95%	4.16%	2.14%
	2023		0.00%	0.20%	8.03	12.06	1,128,901	13,506,801	-8.04%	-7.85%	16.02%
	2022		0.00%	0.20%	8.73	13.09	1,123,739	14,599,462	8.40%	8.61%	21.04%
	2021		0.00%	0.20%	8.05	12.05	1,231,125	14,689,107	33.08%	33.34%	4.34%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	2025		0.00%	0.00%	11.03	11.03	43,042	485,527	12.76%	12.76%	4.53%
	2024		0.00%	0.20%	9.65	9.78	36,079	349,236	-0.70%	-0.50%	3.54%
	2023		0.00%	0.20%	9.71	9.83	27,842	270,514	5.05%	5.26%	2.25%
	2022		0.00%	0.20%	9.25	9.34	28,230	261,102	-11.18%	-11.00%	1.48%
	2021		0.00%	0.20%	10.41	10.49	30,948	322,464	-4.35%	-4.16%	4.97%

PIMCO VIT Real Return Portfolio - Administrative Class	2025		0.00%	0.10%	10.11	12.83	324,095	4,079,570	7.74%	7.85%	3.30%
	2024		0.00%	0.10%	11.80	11.90	326,751	3,786,001	2.03%	2.13%	3.14%
	2023		0.00%	0.20%	11.48	11.65	872,688	10,162,198	3.46%	3.67%	2.99%
	2022		0.00%	0.20%	11.10	11.24	856,526	9,620,079	-12.08%	-11.90%	7.03%
	2021		0.00%	0.20%	12.62	12.76	903,853	11,517,242	5.37%	5.59%	4.75%

PIMCO VIT Total Return Portfolio - Administrative Class	2025		0.00%	0.00%	12.79	12.79	328,558	4,202,440	8.89%	8.89%	4.11%
	2024		0.00%	0.10%	11.61	11.75	464,386	5,454,585	2.43%	2.53%	4.03%
	2023		0.00%	0.10%	11.34	11.46	3,035,794	34,779,162	5.83%	5.93%	3.57%
	2022		0.00%	0.10%	10.71	10.81	2,670,795	28,883,827	-14.39%	-14.30%	2.62%
	2021		0.00%	0.20%	12.40	12.62	2,595,310	32,750,338	-1.46%	-1.27%	1.83%

T. Rowe Price Equity Income Portfolio	2025		0.00%	0.00%	43.85	43.85	143,112	6,275,781	14.36%	14.36%	1.64%
	2024		0.00%	0.00%	38.35	38.35	156,726	6,009,701	11.70%	11.70%	1.82%
	2023		0.00%	0.00%	34.33	34.33	174,818	6,001,253	9.54%	9.54%	2.11%
	2022		0.00%	0.00%	31.34	31.34	166,351	5,213,233	-3.34%	-3.34%	1.80%
	2021		0.00%	0.00%	32.42	32.42	197,836	6,414,305	25.55%	25.55%	1.58%

Templeton Foreign VIP Fund - Class 2	2025		0.10%	0.10%	15.21	15.21	10,603	161,306	29.07%	29.07%	2.33%
	2024		0.10%	0.10%	11.79	11.79	10,879	128,234	-1.10%	-1.10%	2.41%
	2023		0.10%	0.10%	11.92	11.92	11,168	133,105	20.64%	20.64%	3.19%
	2022		0.10%	0.10%	9.88	9.88	11,504	113,648	-7.70%	-7.70%	3.06%
	2021		0.10%	0.20%	10.70	14.01	11,702	126,602	3.96%	4.05%	2.15%

Templeton Global Bond VIP Fund - Class 1	2025		0.00%	0.10%	9.25	21.10	159,061	2,971,278	15.97%	16.09%	0.00%
	2024		0.00%	0.20%	7.97	18.18	175,456	2,674,602	-11.31%	-11.13%	0.00%
	2023		0.00%	0.20%	8.98	20.45	207,039	3,661,640	2.99%	3.19%	0.00%
	2022		0.00%	0.20%	8.71	19.82	283,539	5,214,133	-5.04%	-4.85%	0.00%
	2021		0.00%	0.20%	9.17	20.83	655,042	9,395,046	-4.81%	-4.62%	0.00%

Templeton Growth VIP Fund - Class 1	2025		0.00%	0.35%	14.25	28.76	110,101	1,644,326	23.72%	24.16%	1.11%
	2024		0.00%	0.35%	13.64	23.16	111,823	1,353,793	5.33%	5.70%	1.16%
	2023		0.00%	0.35%	12.95	21.91	81,759	1,281,945	20.81%	21.23%	3.51%
	2022		0.00%	0.35%	10.72	18.07	83,053	1,074,473	-11.63%	-11.32%	0.51%
	2021		0.00%	0.35%	12.13	20.38	83,032	1,214,597	4.89%	5.26%	1.31%

Templeton Growth VIP Fund - Class 2	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.10%

TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	2025	10/29/2025	0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.06%
	2022	12/13/2022	0.00%	0.00%	11.26	11.26	403	4,543	-3.33%	-3.33%	0.00%

TOPS® Balanced ETF Portfolio - Class 2 Shares	2023		0.00%	0.00%	11.70	11.70	488	5,714	11.39%	11.39%	1.78%
	2022		0.00%	0.00%	10.51	10.51	313	3,288	-11.15%	-11.15%	1.36%
	2021	12/29/2021	0.00%	0.00%	11.83	11.83	157	1,860	0.00%	0.00%	0.00%

TOPS® Conservative ETF Portfolio - Class 2 Shares	2025		0.00%	0.00%	13.14	13.14	8,654	113,747	10.15%	10.15%	2.56%
	2024		0.00%	0.00%	11.93	11.93	8,040	95,934	6.00%	6.00%	2.76%
	2023	1/26/2023	0.00%	0.00%	11.26	11.26	6,464	72,769	5.63%	5.63%	2.23%

TOPS® Growth ETF Portfolio - Class 2 Shares	2025	10/29/2025	0.00%	0.00%	16.79	16.79	838	14,064	1.02%	1.02%	0.41%

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	2022	12/13/2022	0.00%	0.00%	10.82	10.82	422	4,572	-2.70%	-2.70%	0.00%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2025:

Subaccount	Aggregate Cost of Purchases ($)	Aggregate Proceeds from Sales ($)

AB VPS Discovery Value Portfolio - Class A	3,501,534	2,776,025
AB VPS International Value Portfolio - Class A	476,161	1,690,399
AB VPS Large Cap Growth Portfolio - Class A	1,082,703	323,467
AB VPS Relative Value Portfolio - Class A	153,010	128,335
AB VPS Sustainable Global Thematic Portfolio - Class A	242,402	197,332
Allspring VT Discovery SMID Cap Growth Fund - Class 2	669,576	760,391
American Funds® IS American High-Income Trust - Class 2	4,207,536	6,577,112
American Funds® IS Capital Income Builder - Class 2	910,442	264,393
American Funds® IS Global Growth Fund - Class 2	12,918,678	7,098,157
American Funds® IS Global Small Capitalization Fund - Class 2	562,078	1,079,754
American Funds® IS Growth Fund - Class 2	43,005,824	27,341,368
American Funds® IS Growth-Income Fund - Class 2	6,617,724	2,764,340
American Funds® IS International Fund - Class 2	11,009,180	46,542,638
American Funds® IS The Bond Fund of America - Class 2	924,025	727,121
American Funds® IS U.S. Government Securities Fund - Class 2	4,662,137	1,391,039
BlackRock Equity Dividend V.I. Fund - Class I	1,658,622	165,427
BlackRock High Yield V.I. Fund - Class I	720,787	1,517,107
ClearBridge Variable Growth Portfolio - Class I	119,024	83,477
ClearBridge Variable Mid Cap Portfolio - Class I	1,216,961	1,152,547
ClearBridge Variable Small Cap Growth Portfolio - Class I	2,160,530	1,207,065
DWS Alternative Asset Allocation VIP Portfolio - Class A	66,117	41,233
DWS Equity 500 Index VIP Portfolio - Class A	24,294,812	18,014,242
DWS Small Cap Index VIP Portfolio - Class A	14,821,213	11,437,721
Eaton Vance VT Floating-Rate Income Fund - Initial Class	68,716	36,171
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	55,465	11,042
Fidelity® VIP Contrafund® Portfolio - Service Class	7,330,949	2,767,782
Fidelity® VIP Equity-Income Portfolio - Service Class	66,621	11,103
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	4,586,708	22,604,010
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	10,339,978	8,039,569
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	19,570,199	10,163,927
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	17,711,622	4,582,831
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	17,668,758	4,705,665
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	5,798,745	1,827,246
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	7,067,187	3,114,956
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	2,099,873	419,855
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	562,263	124,077
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	343,583	46,712
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	17,763,348	2,601,266
Fidelity® VIP Growth Portfolio - Service Class	11,490,691	4,267,886
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	20,512,779	17,324,224
Fidelity® VIP Mid Cap Portfolio - Service Class	2,118,381	1,691,569
Fidelity® VIP Overseas Portfolio - Service Class	1,426,313	1,749,374
Fidelity® VIP Real Estate Portfolio - Service Class	545,304	509,506
Franklin Income VIP Fund - Class 1	1,156,588	719,366
Franklin Mutual Shares VIP Fund - Class 1	960,268	1,114,495
Franklin Rising Dividends VIP Fund - Class 1	514,184	343,807
Franklin Small Cap Value VIP Fund - Class 2	1,486,003	875,634
Franklin Small-Mid Cap Growth VIP Fund - Class 1	174,731	387,800
Franklin U.S. Government Securities VIP Fund - Class 1	1,551,273	1,532,716
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	627,673	249,003
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	19,709	841
Invesco V.I. Comstock Fund - Series I Shares	3,002,912	1,309,879
Invesco V.I. Growth and Income Fund - Series I Shares	10,924,702	190,524
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	968,366	608,421
Janus Henderson Balanced Portfolio - Institutional Shares	17,550	104,052
Janus Henderson Balanced Portfolio - Service Shares	75,963	50,784
Janus Henderson Enterprise Portfolio - Institutional Shares	992,565	1,364,675
Janus Henderson Enterprise Portfolio - Service Shares	619,826	1,431,803
Janus Henderson Flexible Bond Portfolio - Institutional Shares	98,853	58,559
Janus Henderson Flexible Bond Portfolio - Service Shares	5,831	8,907
Janus Henderson Global Research Portfolio - Institutional Shares	66,122	36,432
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	24,661,857	20,758,499
LVIP American Century Disciplined Core Value Fund - Standard Class II	1,977,469	4,478,109
LVIP American Century Inflation Protection Fund - Service Class	1,232,280	1,619,092
LVIP American Century International Fund - Standard Class II	13,659	63,609
LVIP American Century Mid Cap Value Fund - Standard Class II	472,017	3,479,093
LVIP American Century Ultra® Fund - Standard Class	3,699,591	2,051,394
LVIP Baron Growth Opportunities Fund - Service Class	5,786,178	19,422,726
LVIP Baron Growth Opportunities Fund - Standard Class	13,063	14,301
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	180,799	257,379
LVIP BlackRock Equity Dividend Fund - Standard Class	7,387,474	5,758,566
LVIP BlackRock Global Allocation Fund - Standard Class	2,694,200	2,046,297
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,860,619	3,926,241
LVIP BlackRock Real Estate Fund - Standard Class	518,297	1,546,469
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	80,244	165,788
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	102,445	299,940
LVIP Channing Small Cap Value Fund - Standard Class	4,248	4,514
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	14,083	1,155
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	493,196	201,768
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,618,219	5,126,881
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	470,741	52,281
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	898,040	931,254
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	5,751,835	3,127,980
LVIP Franklin Templeton Core Bond Fund - Standard Class	70,123,256	51,493,617
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,176,085	518,485
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	176,032	229,323
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2,338,988	1,804,371
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2,268,768	1,528,489
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2,394,795	639,842
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	94,691	198,677
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	351,768	118,705
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	337,169	825,743
LVIP Government Money Market Fund - Standard Class	165,361,427	199,439,086
LVIP JPMorgan Core Bond Fund - Standard Class	6,326,334	5,191,297
LVIP JPMorgan High Yield Fund - Standard Class	5,533,788	16,372,219
LVIP JPMorgan Mid Cap Value Fund - Standard Class	99,610	91,181
LVIP JPMorgan Retirement Income Fund - Standard Class	1,033,349	1,991,005
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	3,399	158,965
LVIP JPMorgan Short Duration Bond Fund - Standard Class	3,683,193	8,379,326
LVIP JPMorgan Small Cap Core Fund - Standard Class	125,438	48,258
LVIP JPMorgan U.S. Equity Fund - Standard Class	3,203,021	485,772
LVIP Loomis Sayles Global Growth Fund - Standard Class	8,240	8,751
LVIP Macquarie Wealth Builder Fund - Standard Class	13,359	53,001
LVIP MFS International Growth Fund - Standard Class	21,697,076	12,940,081
LVIP MFS Value Fund - Standard Class	22,927,064	49,823,894
LVIP Mondrian Global Income Fund - Standard Class	629,230	1,545,757
LVIP Mondrian International Value Fund - Standard Class	3,381,881	2,718,891
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,181	15,771
LVIP Nomura Diversified Floating Rate Fund - Standard Class	571,362	799,877
LVIP Nomura High Yield Fund - Standard Class	1,902,069	5,829,183
LVIP Nomura Mid Cap Value Fund - Standard Class	5,300,737	4,027,751
LVIP Nomura SMID Cap Core Fund - Standard Class	2,367,762	3,036,860
LVIP Nomura Social Awareness Fund - Standard Class	1,593,861	2,349,947
LVIP Nomura U.S. Growth Fund - Standard Class	1,120,398	1,189,015
LVIP Nomura U.S. REIT Fund - Standard Class	2,594,230	4,752,403
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,793,418	1,050,819
LVIP SSGA Bond Index Fund - Standard Class	37,172,034	43,444,004
LVIP SSGA Conservative Index Allocation Fund - Standard Class	442,100	427,411
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,502,101	1,381,115
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	43,357	246,941
LVIP SSGA International Index Fund - Standard Class	48,082,890	33,152,245
LVIP SSGA Mid-Cap Index Fund - Standard Class	20,684,918	17,268,103
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,407,495	553,674
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	416,252	244,749
LVIP SSGA S&P 500 Index Fund - Standard Class	88,260,844	100,702,267
LVIP SSGA Short-Term Bond Index Fund - Standard Class	562,459	1,681,541
LVIP SSGA Small-Cap Index Fund - Standard Class	17,053,382	11,597,499
LVIP Structured Conservative Allocation Fund - Standard Class	12,595	112,792
LVIP Structured Moderate Allocation Fund - Standard Class	7,173,826	4,707
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	22,736	38,002
LVIP T. Rowe Price 2020 Fund - Standard Class	12,869,376	11,797,328
LVIP T. Rowe Price 2030 Fund - Standard Class	21,580,809	13,772,966
LVIP T. Rowe Price 2040 Fund - Standard Class	9,881,488	9,261,314
LVIP T. Rowe Price 2050 Fund - Standard Class	4,946,348	3,549,141
LVIP T. Rowe Price 2060 Fund - Standard Class	86,075	8,008
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	20,629,395	10,421,199
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	18,361	2,327
LVIP Vanguard Bond Allocation Fund - Standard Class	524,636	98,763
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	14,494,961	2,677,536
LVIP Vanguard International Equity ETF Fund - Standard Class	8,967,015	2,126,375
LVIP Wellington SMID Cap Value Fund - Standard Class	406,289	235,976
LVIP Western Asset Core Bond Fund - Standard Class	2,197	199,028
M Capital Appreciation Fund	14,972	1,568
MFS® VIT Growth Series - Initial Class	53,886,754	53,113,975
MFS® VIT Mid Cap Growth Series - Initial Class	2,929,290	1,718,007
MFS® VIT New Discovery Series - Initial Class	1,486,725	3,470,201
MFS® VIT Research Series - Initial Class	48,171	6,238
MFS® VIT Total Return Bond Series - Initial Class	1,594,293	682,027
MFS® VIT Total Return Series - Initial Class	6,595,746	24,954,694
MFS® VIT Utilities Series - Initial Class	1,105,239	1,040,493
MFS® VIT II Core Equity Portfolio - Initial Class	140,324	129,888
MFS® VIT II Technology Portfolio - Initial Class	1,244,032	924,523
MFS® VIT III Mid Cap Value Portfolio - Initial Class	7,545,673	2,523,506
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	413,684	113,096
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,202,210	22,784
Nomura VIP Asset Strategy Series - Service Class	3,773	3,361
Nomura VIP Emerging Markets Series - Standard Class	10,084,554	13,078,268
Nomura VIP International Core Equity Series - Standard Class	801,794	570,638
Nomura VIP Small Cap Value Series - Standard Class	9,537,731	26,250,594
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,415,155	1,681,483
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	167,709	58,702
PIMCO VIT Real Return Portfolio - Administrative Class	1,488,233	1,354,438
PIMCO VIT Total Return Portfolio - Administrative Class	1,076,897	2,526,172
T. Rowe Price Equity Income Portfolio	1,705,794	1,542,508
Templeton Foreign VIP Fund - Class 2	12,900	3,848
Templeton Global Bond VIP Fund - Class 1	1,696,533	1,870,036
Templeton Growth VIP Fund - Class 1	131,975	39,516
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	674	666
TOPS® Conservative ETF Portfolio - Class 2 Shares	209,197	197,640
TOPS® Growth ETF Portfolio - Class 2 Shares	17,217	3,193

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2025:

Subaccount	Shares Owned	Net Asset Value ($)	Fair Value of Shares ($)	Cost of Shares ($)

AB VPS Discovery Value Portfolio - Class A	791,002	16.59	13,122,722	14,159,359
AB VPS International Value Portfolio - Class A	57,150	20.92	1,195,580	821,216
AB VPS Large Cap Growth Portfolio - Class A	32,934	92.55	3,048,013	2,393,547
AB VPS Relative Value Portfolio - Class A	40,229	31.74	1,276,863	1,115,248
AB VPS Sustainable Global Thematic Portfolio - Class A	19,662	32.83	645,502	659,342
Allspring VT Discovery SMID Cap Growth Fund - Class 2	6,655	25.29	168,311	155,338
American Funds® IS American High-Income Trust - Class 2	1,403,162	9.08	12,740,715	13,003,024
American Funds® IS Capital Income Builder - Class 2	188,297	14.48	2,726,546	2,440,139
American Funds® IS Global Growth Fund - Class 2	1,174,295	38.11	44,752,383	40,546,804
American Funds® IS Global Small Capitalization Fund - Class 2	229,068	19.04	4,361,452	4,580,022
American Funds® IS Growth Fund - Class 2	1,172,169	138.80	162,696,989	120,537,028
American Funds® IS Growth-Income Fund - Class 2	352,889	66.28	23,389,453	20,653,507
American Funds® IS International Fund - Class 2	2,050,788	22.22	45,568,503	39,076,429
American Funds® IS The Bond Fund of America - Class 2	148,974	9.37	1,395,890	1,408,052
American Funds® IS U.S. Government Securities Fund - Class 2	977,316	9.76	9,538,605	9,621,142
BlackRock Equity Dividend V.I. Fund - Class I	519,515	11.50	5,974,417	5,939,868
BlackRock High Yield V.I. Fund - Class I	242,870	7.04	1,709,805	1,693,472
ClearBridge Variable Growth Portfolio - Class I	17,796	14.05	250,029	334,132
ClearBridge Variable Mid Cap Portfolio - Class I	120,795	23.80	2,874,925	2,777,792
ClearBridge Variable Small Cap Growth Portfolio - Class I	215,357	28.20	6,073,073	6,218,035
DWS Alternative Asset Allocation VIP Portfolio - Class A	76,665	13.71	1,051,083	1,003,377
DWS Equity 500 Index VIP Portfolio - Class A	6,227,202	32.55	202,695,410	136,087,764
DWS Small Cap Index VIP Portfolio - Class A	7,407,282	15.02	111,257,375	101,487,487
Eaton Vance VT Floating-Rate Income Fund - Initial Class	53,995	8.37	451,940	467,335
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	48,380	17.39	841,325	808,013
Fidelity® VIP Contrafund® Portfolio - Service Class	589,112	59.33	34,952,020	30,266,536
Fidelity® VIP Equity-Income Portfolio - Service Class	33,184	29.16	967,636	878,417
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	548,675	13.19	7,237,019	7,068,072
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,274,489	17.18	39,075,721	36,730,309
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	4,526,541	17.61	79,712,382	73,339,916
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,609,974	30.04	48,363,617	45,020,183
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2,236,472	29.68	66,378,480	58,234,387
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	442,217	30.56	13,514,151	12,200,071
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	645,209	27.57	17,788,406	15,402,257
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	230,082	15.55	3,577,769	3,278,610
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	53,356	15.20	811,010	727,771
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	20,920	15.15	316,944	307,164
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	1,865,699	11.67	21,772,704	21,191,331
Fidelity® VIP Growth Portfolio - Service Class	315,349	96.56	30,450,146	30,884,783
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	3,312,580	11.18	37,034,642	37,748,749
Fidelity® VIP Mid Cap Portfolio - Service Class	214,281	36.79	7,883,399	7,637,327
Fidelity® VIP Overseas Portfolio - Service Class	102,974	27.32	2,813,244	2,682,660
Fidelity® VIP Real Estate Portfolio - Service Class	96,026	17.72	1,701,589	1,718,107
Franklin Income VIP Fund - Class 1	263,251	16.02	4,217,275	4,018,605
Franklin Mutual Shares VIP Fund - Class 1	189,887	16.60	3,152,118	3,154,044
Franklin Rising Dividends VIP Fund - Class 1	43,830	29.64	1,299,120	1,244,017
Franklin Small Cap Value VIP Fund - Class 2	220,510	13.87	3,058,480	3,068,723
Franklin Small-Mid Cap Growth VIP Fund - Class 1	42,431	18.65	791,334	789,085
Franklin U.S. Government Securities VIP Fund - Class 1	518,557	10.77	5,584,855	5,796,323
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	204,824	16.54	3,387,792	3,401,003
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	7,713	11.46	88,394	88,550
Invesco V.I. Comstock Fund - Series I Shares	160,214	21.42	3,431,790	3,389,091
Invesco V.I. Growth and Income Fund - Series I Shares	534,769	21.33	11,406,628	11,278,337
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	43,733	28.54	1,248,129	1,233,432
Janus Henderson Balanced Portfolio - Institutional Shares	5,432	55.86	303,439	234,350
Janus Henderson Balanced Portfolio - Service Shares	25,902	59.48	1,540,655	1,387,625
Janus Henderson Enterprise Portfolio - Institutional Shares	43,030	83.58	3,596,457	3,453,808
Janus Henderson Enterprise Portfolio - Service Shares	51,885	73.35	3,805,761	3,834,402
Janus Henderson Flexible Bond Portfolio - Institutional Shares	32,155	9.93	319,299	331,563
Janus Henderson Flexible Bond Portfolio - Service Shares	10,718	11.14	119,399	137,725
Janus Henderson Global Research Portfolio - Institutional Shares	9,654	79.67	769,129	549,738
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	1,002,413	48.63	48,749,365	51,887,968
LVIP American Century Disciplined Core Value Fund - Standard Class II	465,451	9.68	4,505,568	4,246,761
LVIP American Century Inflation Protection Fund - Service Class	614,282	9.04	5,550,649	6,140,993
LVIP American Century International Fund - Standard Class II	55,091	12.25	674,592	637,198
LVIP American Century Mid Cap Value Fund - Standard Class II	40,240	19.35	778,609	812,783
LVIP American Century Ultra® Fund - Standard Class	366,952	31.55	11,576,968	10,771,607
LVIP Baron Growth Opportunities Fund - Service Class	360,685	59.56	21,482,037	22,335,007
LVIP Baron Growth Opportunities Fund - Standard Class	780	63.18	49,272	48,209
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	60,496	22.08	1,335,753	1,324,591
LVIP BlackRock Equity Dividend Fund - Standard Class	1,770,356	25.78	45,636,237	46,540,637
LVIP BlackRock Global Allocation Fund - Standard Class	781,250	13.56	10,596,088	9,161,086
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,009,021	9.46	9,541,304	9,633,224
LVIP BlackRock Real Estate Fund - Standard Class	508,623	7.81	3,972,852	4,359,654
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	20,248	55.54	1,124,640	794,876
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	31,556	19.00	599,693	584,657
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	6,849	17.18	117,688	95,045
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	113,578	13.45	1,527,846	1,213,100
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	240,079	51.82	12,441,119	9,813,977
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	20,281	22.85	463,449	440,117
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	110,908	22.31	2,474,689	2,338,073
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	3,340,597	8.90	29,731,313	32,274,459
LVIP Franklin Templeton Core Bond Fund - Standard Class	20,422,709	11.66	238,149,212	260,507,840
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	78,639	44.56	3,504,461	3,120,613
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	85,934	10.07	865,356	682,238
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	803,097	10.48	8,414,850	6,797,748
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	567,682	16.69	9,471,775	7,723,982
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	487,020	14.49	7,057,895	6,104,927
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	155,022	12.91	2,001,960	2,045,428
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	133,768	14.17	1,895,363	1,783,549
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	195,884	14.38	2,816,809	2,695,171
LVIP Government Money Market Fund - Standard Class	26,567,777	10.00	265,677,770	265,677,795
LVIP JPMorgan Core Bond Fund - Standard Class	1,031,051	9.96	10,265,141	10,688,708
LVIP JPMorgan High Yield Fund - Standard Class	1,761,801	10.02	17,658,531	18,034,094
LVIP JPMorgan Retirement Income Fund - Standard Class	103,069	13.66	1,408,132	1,349,185
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,494	17.34	25,907	27,604
LVIP JPMorgan Short Duration Bond Fund - Standard Class	1,401,723	9.42	13,208,439	13,420,217
LVIP JPMorgan Small Cap Core Fund - Standard Class	19,359	21.95	424,842	414,561
LVIP JPMorgan U.S. Equity Fund - Standard Class	73,931	49.37	3,649,801	3,315,460
LVIP MFS International Growth Fund - Standard Class	1,286,116	21.23	27,306,812	26,801,827
LVIP MFS Value Fund - Standard Class	1,671,704	54.68	91,412,120	80,458,237
LVIP Mondrian Global Income Fund - Standard Class	344,988	9.45	3,260,828	3,537,947
LVIP Mondrian International Value Fund - Standard Class	1,080,587	21.26	22,967,877	18,144,482
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	79	16.50	1,312	1,342
LVIP Nomura Diversified Floating Rate Fund - Standard Class	201,466	9.84	1,982,422	1,992,242
LVIP Nomura High Yield Fund - Standard Class	711,410	4.34	3,089,652	3,282,959
LVIP Nomura Mid Cap Value Fund - Standard Class	357,042	43.77	15,627,747	14,469,611
LVIP Nomura SMID Cap Core Fund - Standard Class	356,685	29.36	10,471,571	9,047,757
LVIP Nomura Social Awareness Fund - Standard Class	47,247	56.09	2,650,291	2,246,100
LVIP Nomura U.S. Growth Fund - Standard Class	500,679	14.40	7,208,275	5,404,341
LVIP Nomura U.S. REIT Fund - Standard Class	1,056,393	13.47	14,230,666	14,353,943
LVIP PIMCO Low Duration Bond Fund - Standard Class	275,379	9.46	2,605,357	2,602,387
LVIP SSGA Bond Index Fund - Standard Class	3,777,361	10.09	38,128,684	38,181,649
LVIP SSGA Conservative Index Allocation Fund - Standard Class	118,158	14.58	1,722,502	1,607,577
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	575,869	13.51	7,778,839	6,677,227
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	39,249	13.12	514,948	455,568
LVIP SSGA International Index Fund - Standard Class	4,212,791	13.27	55,920,589	48,671,247
LVIP SSGA Mid-Cap Index Fund - Standard Class	3,614,437	12.89	46,586,479	44,815,897
LVIP SSGA Moderate Index Allocation Fund - Standard Class	617,758	18.26	11,280,873	9,370,039
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	44,428	19.65	873,192	785,132
LVIP SSGA S&P 500 Index Fund - Standard Class	18,164,904	33.70	612,229,927	453,372,595
LVIP SSGA Short-Term Bond Index Fund - Standard Class	106,812	9.99	1,067,051	1,071,742
LVIP SSGA Small-Cap Index Fund - Standard Class	1,497,142	34.81	52,118,509	47,396,580
LVIP Structured Conservative Allocation Fund - Standard Class	30,508	11.39	347,451	335,764
LVIP Structured Moderate Allocation Fund - Standard Class	566,325	12.86	7,280,103	7,311,691
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	19,690	13.83	272,371	249,965
LVIP T. Rowe Price 2020 Fund - Standard Class	2,641,890	9.83	25,959,211	25,581,944
LVIP T. Rowe Price 2030 Fund - Standard Class	4,683,567	12.51	58,572,686	54,171,694
LVIP T. Rowe Price 2040 Fund - Standard Class	1,164,939	13.91	16,207,795	14,572,023
LVIP T. Rowe Price 2050 Fund - Standard Class	425,781	15.41	6,560,438	5,848,395
LVIP T. Rowe Price 2060 Fund - Standard Class	4,620	17.31	79,951	79,015
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,245,538	30.97	38,568,076	39,162,982
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	24,275	13.02	316,014	267,691
LVIP Vanguard Bond Allocation Fund - Standard Class	618,722	9.25	5,724,415	5,860,235
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,059,210	25.02	26,503,563	27,808,825
LVIP Vanguard International Equity ETF Fund - Standard Class	2,367,333	15.04	35,614,157	27,508,150
LVIP Wellington SMID Cap Value Fund - Standard Class	77,028	24.20	1,863,989	2,006,193
M Capital Appreciation Fund	3,909	24.53	95,891	101,955
MFS® VIT Growth Series - Initial Class	874,760	67.85	59,352,435	58,455,150
MFS® VIT Mid Cap Growth Series - Initial Class	1,019,473	7.98	8,135,396	8,802,109
MFS® VIT New Discovery Series - Initial Class	258,164	15.60	4,027,365	3,917,808
MFS® VIT Research Series - Initial Class	6,814	30.49	207,760	199,958
MFS® VIT Total Return Bond Series - Initial Class	95,350	11.78	1,123,224	1,116,058
MFS® VIT Total Return Series - Initial Class	480,043	23.33	11,199,395	11,325,954
MFS® VIT Utilities Series - Initial Class	146,033	37.73	5,509,825	5,113,539
MFS® VIT II Core Equity Portfolio - Initial Class	4,150	31.83	132,095	129,185
MFS® VIT II Technology Portfolio - Initial Class	71,101	42.04	2,989,081	2,368,899
MFS® VIT III Mid Cap Value Portfolio - Initial Class	1,386,959	10.11	14,022,160	13,603,459
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	107,725	28.99	3,122,949	3,223,047
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	94,419	16.41	1,549,409	1,544,405
Nomura VIP Asset Strategy Series - Service Class	2,379	10.00	23,793	21,891
Nomura VIP Emerging Markets Series - Standard Class	1,909,342	40.00	76,373,666	46,424,320
Nomura VIP International Core Equity Series - Standard Class	115,509	19.35	2,235,099	2,003,512
Nomura VIP Small Cap Value Series - Standard Class	1,084,286	40.08	43,458,201	39,944,267
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,724,818	6.29	10,849,108	11,859,553
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	48,748	9.96	485,527	477,133
PIMCO VIT Real Return Portfolio - Administrative Class	339,681	12.01	4,079,570	4,186,591
PIMCO VIT Total Return Portfolio - Administrative Class	444,703	9.45	4,202,440	4,385,166
T. Rowe Price Equity Income Portfolio	217,080	28.91	6,275,781	6,156,540
Templeton Foreign VIP Fund - Class 2	9,945	16.22	161,306	132,998
Templeton Global Bond VIP Fund - Class 1	212,234	14.00	2,971,278	2,864,384
Templeton Growth VIP Fund - Class 1	113,324	14.51	1,644,326	1,491,032
TOPS® Conservative ETF Portfolio - Class 2 Shares	8,376	13.58	113,747	110,924
TOPS® Growth ETF Portfolio - Class 2 Shares	621	22.65	14,064	13,977

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2025, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	56,653	(70,708)	(14,055)
AB VPS International Value Portfolio - Class A	28,994	(104,930)	(75,936)
AB VPS Large Cap Growth Portfolio - Class A	25,789	(15,149)	10,640
AB VPS Relative Value Portfolio - Class A	6,256	(2,720)	3,536
AB VPS Sustainable Global Thematic Portfolio - Class A	10,801	(11,788)	(987)
Allspring VT Discovery SMID Cap Growth Fund - Class 2	28,514	(32,550)	(4,036)
American Funds® IS American High-Income Trust - Class 2	130,718	(221,047)	(90,329)
American Funds® IS Capital Income Builder - Class 2	45,530	(14,448)	31,082
American Funds® IS Global Growth Fund - Class 2	133,349	(121,668)	11,681
American Funds® IS Global Small Capitalization Fund - Class 2	13,096	(32,573)	(19,477)
American Funds® IS Growth Fund - Class 2	422,035	(323,011)	99,024
American Funds® IS Growth-Income Fund - Class 2	158,717	(50,700)	108,017
American Funds® IS International Fund - Class 2	832,109	(2,008,631)	(1,176,522)
American Funds® IS The Bond Fund of America - Class 2	72,340	(58,389)	13,951
American Funds® IS U.S. Government Securities Fund - Class 2	329,889	(83,059)	246,830
BlackRock Equity Dividend V.I. Fund - Class I	32,775	(5,073)	27,702
BlackRock High Yield V.I. Fund - Class I	45,565	(108,364)	(62,799)
ClearBridge Variable Growth Portfolio - Class I	6,544	(6,647)	(103)
ClearBridge Variable Mid Cap Portfolio - Class I	55,099	(50,096)	5,003
ClearBridge Variable Small Cap Growth Portfolio - Class I	138,472	(74,313)	64,159
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,213	(2,006)	(793)
DWS Equity 500 Index VIP Portfolio - Class A	138,529	(310,186)	(171,657)
DWS Small Cap Index VIP Portfolio - Class A	218,344	(304,301)	(85,957)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,998	(2,733)	265
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	—	(775)	(775)
Fidelity® VIP Contrafund® Portfolio - Service Class	57,004	(60,649)	(3,645)
Fidelity® VIP Equity-Income Portfolio - Service Class	—	(762)	(762)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	148,665	(1,086,078)	(937,413)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	542,856	(530,865)	11,991
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	587,305	(406,576)	180,729
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	858,330	(266,286)	592,044
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	434,281	(153,829)	280,452
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	271,193	(98,647)	172,546
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	193,686	(100,387)	93,299
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	102,023	(22,774)	79,249
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	28,133	(6,688)	21,445
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	28,677	(4,222)	24,455
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	1,123,335	(169,209)	954,126
Fidelity® VIP Growth Portfolio - Service Class	138,844	(62,755)	76,089
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,642,689	(1,455,721)	186,968
Fidelity® VIP Mid Cap Portfolio - Service Class	32,494	(51,668)	(19,174)
Fidelity® VIP Overseas Portfolio - Service Class	41,205	(58,512)	(17,307)
Fidelity® VIP Real Estate Portfolio - Service Class	42,779	(42,880)	(101)
Franklin Income VIP Fund - Class 1	41,693	(24,147)	17,546
Franklin Mutual Shares VIP Fund - Class 1	26,730	(42,866)	(16,136)
Franklin Rising Dividends VIP Fund - Class 1	10,768	(9,433)	1,335
Franklin Small Cap Value VIP Fund - Class 2	43,954	(32,230)	11,724
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,597	(7,193)	(4,596)
Franklin U.S. Government Securities VIP Fund - Class 1	89,645	(101,119)	(11,474)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	6,093	(6,227)	(134)
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	384	(52)	332
Invesco V.I. Comstock Fund - Series I Shares	95,470	(48,536)	46,934
Invesco V.I. Growth and Income Fund - Series I Shares	313,608	(4,354)	309,254
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	34,409	(26,001)	8,408
Janus Henderson Balanced Portfolio - Institutional Shares	160	(6,578)	(6,418)
Janus Henderson Balanced Portfolio - Service Shares	592	(3,863)	(3,271)
Janus Henderson Enterprise Portfolio - Institutional Shares	42,105	(79,938)	(37,833)
Janus Henderson Enterprise Portfolio - Service Shares	12,213	(87,292)	(75,079)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	8,010	(5,702)	2,308
Janus Henderson Flexible Bond Portfolio - Service Shares	30	(447)	(417)
Janus Henderson Global Research Portfolio - Institutional Shares	—	(1,724)	(1,724)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	522,562	(816,644)	(294,082)
LVIP American Century Disciplined Core Value Fund - Standard Class II	206,584	(296,207)	(89,623)
LVIP American Century Inflation Protection Fund - Service Class	56,360	(103,811)	(47,451)
LVIP American Century International Fund - Standard Class II	328	(3,657)	(3,329)
LVIP American Century Mid Cap Value Fund - Standard Class II	21,894	(198,879)	(176,985)
LVIP American Century Ultra® Fund - Standard Class	40,028	(28,580)	11,448
LVIP Baron Growth Opportunities Fund - Service Class	59,186	(394,531)	(335,345)
LVIP Baron Growth Opportunities Fund - Standard Class	155	(280)	(125)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	11,840	(14,779)	(2,939)
LVIP BlackRock Equity Dividend Fund - Standard Class	122,576	(186,124)	(63,548)
LVIP BlackRock Global Allocation Fund - Standard Class	70,982	(66,911)	4,071
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	256,929	(267,905)	(10,976)
LVIP BlackRock Real Estate Fund - Standard Class	26,554	(108,432)	(81,878)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	164	(4,010)	(3,846)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	164	(9,727)	(9,563)
LVIP Channing Small Cap Value Fund - Standard Class	392	(392)	—
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	—	(59)	(59)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	24,932	(11,132)	13,800
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	42,121	(81,316)	(39,195)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	14,893	(1,668)	13,225
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	16,210	(25,626)	(9,416)
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	264,023	(149,216)	114,807
LVIP Franklin Templeton Core Bond Fund - Standard Class	3,701,809	(3,344,265)	357,544
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	36,148	(23,181)	12,967
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	7,369	(10,691)	(3,322)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	105,709	(92,895)	12,814
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	37,625	(39,738)	(2,113)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	52,591	(15,389)	37,202
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,647	(7,542)	(5,895)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	11,466	(4,516)	6,950
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	7,291	(29,968)	(22,677)
LVIP Government Money Market Fund - Standard Class	12,217,866	(15,453,668)	(3,235,802)
LVIP JPMorgan Core Bond Fund - Standard Class	487,348	(422,956)	64,392
LVIP JPMorgan High Yield Fund - Standard Class	318,302	(858,458)	(540,156)
LVIP JPMorgan Mid Cap Value Fund - Standard Class	9,036	(9,036)	—
LVIP JPMorgan Retirement Income Fund - Standard Class	67,353	(142,766)	(75,413)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	8	(5,684)	(5,676)
LVIP JPMorgan Short Duration Bond Fund - Standard Class	221,178	(628,930)	(407,752)
LVIP JPMorgan Small Cap Core Fund - Standard Class	6,031	(3,232)	2,799
LVIP JPMorgan U.S. Equity Fund - Standard Class	277,319	(42,477)	234,842
LVIP Loomis Sayles Global Growth Fund - Standard Class	358	(358)	—
LVIP Macquarie Wealth Builder Fund - Standard Class	—	(2,639)	(2,639)
LVIP MFS International Growth Fund - Standard Class	824,267	(597,590)	226,677
LVIP MFS Value Fund - Standard Class	438,135	(1,412,968)	(974,833)
LVIP Mondrian Global Income Fund - Standard Class	47,923	(121,588)	(73,665)
LVIP Mondrian International Value Fund - Standard Class	82,934	(109,989)	(27,055)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	91	(715)	(624)
LVIP Nomura Diversified Floating Rate Fund - Standard Class	36,234	(58,848)	(22,614)
LVIP Nomura High Yield Fund - Standard Class	136,495	(469,541)	(333,046)
LVIP Nomura Mid Cap Value Fund - Standard Class	106,833	(186,810)	(79,977)
LVIP Nomura SMID Cap Core Fund - Standard Class	45,392	(64,791)	(19,399)
LVIP Nomura Social Awareness Fund - Standard Class	44,415	(78,219)	(33,804)
LVIP Nomura U.S. Growth Fund - Standard Class	5,101	(15,116)	(10,015)
LVIP Nomura U.S. REIT Fund - Standard Class	84,431	(176,372)	(91,941)
LVIP PIMCO Low Duration Bond Fund - Standard Class	138,472	(83,511)	54,961
LVIP SSGA Bond Index Fund - Standard Class	3,492,957	(4,008,029)	(515,072)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	16,884	(19,740)	(2,856)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	88,592	(98,225)	(9,633)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,195	(10,446)	(9,251)
LVIP SSGA International Index Fund - Standard Class	3,016,094	(2,291,466)	724,628
LVIP SSGA Mid-Cap Index Fund - Standard Class	802,198	(783,570)	18,628
LVIP SSGA Moderate Index Allocation Fund - Standard Class	34,326	(20,976)	13,350
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	13,140	(8,583)	4,557
LVIP SSGA S&P 500 Index Fund - Standard Class	1,012,682	(1,827,838)	(815,156)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	43,160	(140,621)	(97,461)
LVIP SSGA Small-Cap Index Fund - Standard Class	482,117	(386,488)	95,629
LVIP Structured Conservative Allocation Fund - Standard Class	120	(6,162)	(6,042)
LVIP Structured Moderate Allocation Fund - Standard Class	246,049	(166)	245,883
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	643	(1,574)	(931)
LVIP T. Rowe Price 2020 Fund - Standard Class	461,034	(499,374)	(38,340)
LVIP T. Rowe Price 2030 Fund - Standard Class	688,047	(524,719)	163,328
LVIP T. Rowe Price 2040 Fund - Standard Class	334,211	(335,756)	(1,545)
LVIP T. Rowe Price 2050 Fund - Standard Class	172,853	(130,142)	42,711
LVIP T. Rowe Price 2060 Fund - Standard Class	3,970	(392)	3,578
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	254,230	(154,533)	99,697
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	227	(135)	92
LVIP Vanguard Bond Allocation Fund - Standard Class	26,032	(8,134)	17,898
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	67,543	(57,622)	9,921
LVIP Vanguard International Equity ETF Fund - Standard Class	387,588	(111,664)	275,924
LVIP Wellington SMID Cap Value Fund - Standard Class	7,751	(7,819)	(68)
LVIP Western Asset Core Bond Fund - Standard Class	—	(20,494)	(20,494)
M Capital Appreciation Fund	—	(27)	(27)
MFS® VIT Growth Series - Initial Class	588,876	(874,099)	(285,223)
MFS® VIT Mid Cap Growth Series - Initial Class	85,364	(83,372)	1,992
MFS® VIT New Discovery Series - Initial Class	60,298	(142,575)	(82,277)
MFS® VIT Research Series - Initial Class	—	(277)	(277)
MFS® VIT Total Return Bond Series - Initial Class	140,095	(60,854)	79,241
MFS® VIT Total Return Series - Initial Class	190,638	(773,762)	(583,124)
MFS® VIT Utilities Series - Initial Class	17,445	(21,914)	(4,469)
MFS® VIT II Core Equity Portfolio - Initial Class	5,983	(6,071)	(88)
MFS® VIT II Technology Portfolio - Initial Class	29,702	(30,617)	(915)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	285,074	(115,468)	169,606
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,648	(5,598)	(1,950)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	30,699	(822)	29,877
Nomura VIP Asset Strategy Series - Service Class	97	(163)	(66)
Nomura VIP Emerging Markets Series - Standard Class	275,081	(403,253)	(128,172)
Nomura VIP International Core Equity Series - Standard Class	53,116	(43,375)	9,741
Nomura VIP Small Cap Value Series - Standard Class	166,660	(729,429)	(562,769)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	157,482	(125,913)	31,569
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	13,988	(7,025)	6,963
PIMCO VIT Real Return Portfolio - Administrative Class	114,101	(116,757)	(2,656)
PIMCO VIT Total Return Portfolio - Administrative Class	71,752	(207,580)	(135,828)
T. Rowe Price Equity Income Portfolio	24,533	(38,147)	(13,614)
Templeton Foreign VIP Fund - Class 2	—	(276)	(276)
Templeton Global Bond VIP Fund - Class 1	87,851	(104,246)	(16,395)
Templeton Growth VIP Fund - Class 1	361	(2,083)	(1,722)
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	38	(38)	—
TOPS® Conservative ETF Portfolio - Class 2 Shares	16,802	(16,188)	614
TOPS® Growth ETF Portfolio - Class 2 Shares	1,030	(192)	838

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	50,212	(84,889)	(34,677)
AB VPS International Value Portfolio - Class A	10,449	(17,527)	(7,078)
AB VPS Large Cap Growth Portfolio - Class A	4,495	(3,599)	896
AB VPS Relative Value Portfolio - Class A	104	(1,835)	(1,731)
AB VPS Sustainable Global Thematic Portfolio - Class A	1,407	(13,199)	(11,792)
Allspring VT Discovery SMID Cap Growth Fund - Class 2	18,553	(23,210)	(4,657)
American Funds® IS American High-Income Trust - Class 2	259,344	(178,501)	80,843
American Funds® IS Capital Income Builder - Class 2	88,686	(2,881)	85,805
American Funds® IS Global Growth Fund - Class 2	169,433	(206,476)	(37,043)
American Funds® IS Global Small Capitalization Fund - Class 2	18,826	(42,466)	(23,640)
American Funds® IS Growth Fund - Class 2	388,681	(200,285)	188,396
American Funds® IS Growth-Income Fund - Class 2	72,327	(89,185)	(16,858)
American Funds® IS International Fund - Class 2	342,245	(822,978)	(480,733)
American Funds® IS The Bond Fund of America - Class 2	40,872	(16,732)	24,140
American Funds® IS U.S. Government Securities Fund - Class 2	215,845	(333,321)	(117,476)
BlackRock Equity Dividend V.I. Fund - Class I	34,766	(8,198)	26,568
BlackRock High Yield V.I. Fund - Class I	118,219	(360,272)	(242,053)
ClearBridge Variable Growth Portfolio - Class I	1,573	(1,670)	(97)
ClearBridge Variable Mid Cap Portfolio - Class I	44,815	(42,020)	2,795
ClearBridge Variable Small Cap Growth Portfolio - Class I	120,990	(127,146)	(6,156)
Delaware VIP® International Series - Standard Class	15,251	(166,191)	(150,940)
DWS Alternative Asset Allocation VIP Portfolio - Class A	5,375	(1,887)	3,488
DWS Equity 500 Index VIP Portfolio - Class A	642,182	(575,115)	67,067
DWS Small Cap Index VIP Portfolio - Class A	168,234	(258,477)	(90,243)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	15,522	(17,109)	(1,587)
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	19,209	(1,012)	18,197
Fidelity® VIP Contrafund® Portfolio - Service Class	357,786	(127,112)	230,674
Fidelity® VIP Equity-Income Portfolio - Service Class	38,352	(397)	37,955
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,076,015	(239,142)	836,873
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,096,347	(253,185)	1,843,162
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,816,674	(473,401)	1,343,273
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,824,623	(303,809)	1,520,814
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	804,455	(107,165)	697,290
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	451,382	(94,064)	357,318
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	174,487	(50,689)	123,798
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	85,275	(9,823)	75,452
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	7,559	(3,212)	4,347
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	972	(36)	936
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	202,726	(70,755)	131,971
Fidelity® VIP Growth Portfolio - Service Class	387,803	(26,928)	360,875
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,174,359	(751,951)	422,408
Fidelity® VIP Mid Cap Portfolio - Service Class	29,094	(101,085)	(71,991)
Fidelity® VIP Overseas Portfolio - Service Class	15,411	(14,657)	754
Fidelity® VIP Real Estate Portfolio - Service Class	53,388	(50,834)	2,554
Franklin Income VIP Fund - Class 1	19,343	(75,535)	(56,192)
Franklin Mutual Shares VIP Fund - Class 1	7,523	(18,313)	(10,790)
Franklin Rising Dividends VIP Fund - Class 1	13,925	(37,598)	(23,673)
Franklin Small Cap Value VIP Fund - Class 2	26,842	(91,031)	(64,189)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	6,886	(7,503)	(617)
Franklin U.S. Government Securities VIP Fund - Class 1	53,024	(64,352)	(11,328)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	6,308	(4,337)	1,971
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	4,868	(52)	4,816
Invesco V.I. Comstock Fund - Series I Shares	29,196	(26,254)	2,942
Invesco V.I. Growth and Income Fund - Series I Shares	3,059	(3,370)	(311)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	12,572	(22,561)	(9,989)
Janus Henderson Balanced Portfolio - Institutional Shares	12,566	(37,295)	(24,729)
Janus Henderson Balanced Portfolio - Service Shares	54,309	(1,066)	53,243
Janus Henderson Enterprise Portfolio - Institutional Shares	22,960	(34,840)	(11,880)
Janus Henderson Enterprise Portfolio - Service Shares	142,502	(4,281)	138,221
Janus Henderson Flexible Bond Portfolio - Institutional Shares	8,996	(3,461)	5,535
Janus Henderson Flexible Bond Portfolio - Service Shares	36	(2,198)	(2,162)
Janus Henderson Global Research Portfolio - Institutional Shares	—	(3,296)	(3,296)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	1,276,724	(746,498)	530,226
LVIP American Century Disciplined Core Value Fund - Standard Class II	86,580	(102,602)	(16,022)
LVIP American Century Inflation Protection Fund - Service Class	69,085	(324,661)	(255,576)
LVIP American Century International Fund - Standard Class II	1,176	(13,413)	(12,237)
LVIP American Century Mid Cap Value Fund - Standard Class II	41,186	(95,577)	(54,391)
LVIP American Century Ultra® Fund - Standard Class	143,089	(8,121)	134,968
LVIP Baron Growth Opportunities Fund - Service Class	138,319	(230,746)	(92,427)
LVIP Baron Growth Opportunities Fund - Standard Class	74	(25)	49
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,388	(3,367)	(979)
LVIP BlackRock Equity Dividend Fund - Standard Class	181,987	(478,047)	(296,060)
LVIP BlackRock Global Allocation Fund - Standard Class	47,958	(59,558)	(11,600)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	288,083	(352,698)	(64,615)
LVIP BlackRock Real Estate Fund - Standard Class	162,739	(528,666)	(365,927)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	127	(3,723)	(3,596)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,323	(7,220)	(4,897)
LVIP Channing Small Cap Value Fund - Standard Class	712	(712)	—
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	—	(3,385)	(3,385)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	4,595	(8,570)	(3,975)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	30,909	(54,483)	(23,574)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	8	(92)	(84)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	21,955	(26,137)	(4,182)
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	232,195	(66,215)	165,980
LVIP Franklin Templeton Core Bond Fund - Standard Class	1,913,344	(1,468,680)	444,664
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	10,548	(33,851)	(23,303)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	11,008	(11,115)	(107)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	236,425	(132,301)	104,124
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	167,285	(115,323)	51,962
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	12,732	(11,962)	770
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	758	(31,789)	(31,031)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	24,110	(18,827)	5,283
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	27,371	(4,778)	22,593
LVIP Government Money Market Fund - Standard Class	14,357,345	(11,007,817)	3,349,528
LVIP JPMorgan Core Bond Fund - Standard Class	366,653	(877,938)	(511,285)
LVIP JPMorgan High Yield Fund - Standard Class	611,249	(517,033)	94,216
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,195	(1,195)	—
LVIP JPMorgan Retirement Income Fund - Standard Class	38,937	(105,961)	(67,024)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,335	(3,318)	1,017
LVIP JPMorgan Short Duration Bond Fund - Standard Class	263,117	(329,977)	(66,860)
LVIP JPMorgan Small Cap Core Fund - Standard Class	6,419	(3,478)	2,941
LVIP JPMorgan U.S. Equity Fund - Standard Class	51,170	(835)	50,335
LVIP Macquarie Wealth Builder Fund - Standard Class	—	(21)	(21)
LVIP MFS International Growth Fund - Standard Class	316,156	(144,002)	172,154
LVIP MFS Value Fund - Standard Class	485,629	(384,674)	100,955
LVIP Mondrian Global Income Fund - Standard Class	134,418	(492,216)	(357,798)
LVIP Mondrian International Value Fund - Standard Class	103,873	(159,755)	(55,882)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	64	(752)	(688)
LVIP Nomura Diversified Floating Rate Fund - Standard Class	96,987	(33,807)	63,180
LVIP Nomura High Yield Fund - Standard Class	92,848	(43,453)	49,395
LVIP Nomura Mid Cap Value Fund - Standard Class	127,240	(159,877)	(32,637)
LVIP Nomura SMID Cap Core Fund - Standard Class	24,896	(27,567)	(2,671)
LVIP Nomura Social Awareness Fund - Standard Class	75,922	(72,169)	3,753
LVIP Nomura U.S. Growth Fund - Standard Class	11,384	(5,495)	5,889
LVIP Nomura U.S. REIT Fund - Standard Class	114,211	(132,745)	(18,534)
LVIP PIMCO Low Duration Bond Fund - Standard Class	237,310	(304,850)	(67,540)
LVIP SSGA Bond Index Fund - Standard Class	2,445,517	(1,667,277)	778,240
LVIP SSGA Conservative Index Allocation Fund - Standard Class	16,694	(8,152)	8,542
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	144,172	(843,017)	(698,845)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,992	(1,416)	576
LVIP SSGA International Index Fund - Standard Class	1,352,470	(3,157,636)	(1,805,166)
LVIP SSGA Mid-Cap Index Fund - Standard Class	484,007	(1,204,238)	(720,231)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	32,013	(84,605)	(52,592)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	7,172	(5,280)	1,892
LVIP SSGA S&P 500 Index Fund - Standard Class	1,647,930	(2,308,332)	(660,402)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	36,602	(17,306)	19,296
LVIP SSGA Small-Cap Index Fund - Standard Class	562,393	(818,416)	(256,023)
LVIP Structured Conservative Allocation Fund - Standard Class	5,630	(7,478)	(1,848)
LVIP Structured Moderate Allocation Fund - Standard Class	5,056	(6,888)	(1,832)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	7,235	(8,654)	(1,419)
LVIP T. Rowe Price 2020 Fund - Standard Class	243,391	(454,148)	(210,757)
LVIP T. Rowe Price 2030 Fund - Standard Class	1,017,515	(438,163)	579,352
LVIP T. Rowe Price 2040 Fund - Standard Class	399,023	(306,855)	92,168
LVIP T. Rowe Price 2050 Fund - Standard Class	91,368	(89,700)	1,668
LVIP T. Rowe Price 2060 Fund - Standard Class	121	(84)	37
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	198,633	(207,860)	(9,227)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	729	(116)	613
LVIP Vanguard Bond Allocation Fund - Standard Class	65,660	(4,772)	60,888
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	93,583	(105,833)	(12,250)
LVIP Vanguard International Equity ETF Fund - Standard Class	137,949	(90,417)	47,532
LVIP Wellington Capital Growth Fund - Standard Class	3,213	(154,454)	(151,241)
LVIP Wellington SMID Cap Value Fund - Standard Class	6,675	(4,740)	1,935
LVIP Western Asset Core Bond Fund - Standard Class	3,497	(404)	3,093
M Capital Appreciation Fund	11	(545)	(534)
M International Equity Fund	31	(953)	(922)
M Large Cap Growth Fund	8	(581)	(573)
M Large Cap Value Fund	16	(711)	(695)
MFS® VIT Growth Series - Initial Class	669,652	(622,660)	46,992
MFS® VIT Mid Cap Growth Series - Initial Class	89,752	(217,332)	(127,580)
MFS® VIT New Discovery Series - Initial Class	133,408	(47,174)	86,234
MFS® VIT Research Series - Initial Class	—	(292)	(292)
MFS® VIT Total Return Bond Series - Initial Class	31,197	(212,884)	(181,687)
MFS® VIT Total Return Series - Initial Class	161,288	(351,276)	(189,988)
MFS® VIT Utilities Series - Initial Class	85,471	(37,819)	47,652
MFS® VIT II Core Equity Portfolio - Initial Class	72,897	(109,963)	(37,066)
MFS® VIT II Technology Portfolio - Initial Class	27,664	(77,553)	(49,889)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	98,762	(180,071)	(81,309)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	33,894	(8,597)	25,297
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,810	(472)	6,338
Nomura VIP Asset Strategy Series - Service Class	116	(148)	(32)
Nomura VIP Emerging Markets Series - Standard Class	297,277	(505,359)	(208,082)
Nomura VIP International Core Equity Series - Standard Class	165,493	(14,580)	150,913
Nomura VIP Small Cap Value Series - Standard Class	348,680	(270,079)	78,601
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	75,167	(501,892)	(426,725)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	8,634	(397)	8,237
PIMCO VIT Real Return Portfolio - Administrative Class	195,741	(741,678)	(545,937)
PIMCO VIT Total Return Portfolio - Administrative Class	715,496	(3,286,904)	(2,571,408)
T. Rowe Price Equity Income Portfolio	35,058	(53,150)	(18,092)
Templeton Foreign VIP Fund - Class 2	—	(289)	(289)
Templeton Global Bond VIP Fund - Class 1	70,084	(101,667)	(31,583)
Templeton Growth VIP Fund - Class 1	31,404	(1,340)	30,064
TOPS® Balanced ETF Portfolio - Class 2 Shares	—	(488)	(488)
TOPS® Conservative ETF Portfolio - Class 2 Shares	17,147	(15,571)	1,576
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account S (“Variable Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Variable Account’s auditor since 1999.
Philadelphia, Pennsylvania
April 2, 2026

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS International Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Relative Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Allspring VT Discovery SMID Cap Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American High-Income Trust - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital Income Builder - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS The Bond Fund of America - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS U.S. Government Securities Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
BlackRock Equity Dividend V.I. Fund - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
BlackRock High Yield V.I. Fund - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Growth Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Small Cap Growth Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Delaware VIP® International Series - Standard Class			For the year ended December 31, 2024
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from September 5, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Real Estate Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small Cap Value VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin U.S. Government Securities VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from January 10, 2024 (commencement of operations) through December 31, 2024
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Growth and Income Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Flexible Bond Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Disciplined Core Value Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Inflation Protection Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century International Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Mid Cap Value Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Ultra® Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from August 23, 2024 (commencement of operations) through December 31, 2024
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Channing Small Cap Value Fund - Standard Class		For the period November 18, 2025 through December 31, 2025	For the period from November 18, 2025 (commencement of operations) through December 31, 2025 and the period from September 19, 2024 (commencement of operations) through December 31, 2024
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Government Money Market Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Core Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Mid Cap Value Fund - Standard Class		For the period September 29, 2025 through December 31, 2025	For the period from September 29, 2025 (commencement of operations) through December 31, 2025 and the period from July 2, 2024 (commencement of operations) through December 31, 2024
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Short Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Small Cap Core Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan U.S. Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 17, 2024 (commencement of operations) through December 31, 2024
LVIP Loomis Sayles Global Growth Fund - Standard Class		For the period February 8, 2025 through December 31, 2025	For the period from February 8, 2025 (commencement of operations) through December 31, 2025
LVIP Macquarie Wealth Builder Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Diversified Floating Rate Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Mid Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura SMID Cap Core Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Social Awareness Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from April 9, 2024 (commencement of operations) through December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Wellington Capital Growth Fund - Standard Class			For the year ended December 31, 2024
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Western Asset Core Bond Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M Capital Appreciation Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M International Equity Fund			For the year ended December 31, 2024
M Large Cap Growth Fund			For the year ended December 31, 2024
M Large Cap Value Fund			For the year ended December 31, 2024
MFS® VIT Growth Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II Technology Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT III Mid Cap Value Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Mid Cap Growth Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Research Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Bond Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Asset Strategy Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Emerging Markets Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP International Core Equity Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from April 26, 2024 (commencement of operations) through December 31, 2024
Nomura VIP Small Cap Value Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Real Return Portfolio - Administrative Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
T. Rowe Price Equity Income Portfolio	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Foreign VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Growth VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares		For the period from October 29, 2025 through December 31, 2025	For the period from October 29, 2025 (commencement of operations) through December 31, 2025
TOPS® Balanced ETF Portfolio - Class 2 Shares			For the year ended December 31, 2024
TOPS® Conservative ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Growth ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the period from October 29, 2025 through December 31, 2025	For the period from October 29, 2025 (commencement of operations) through December 31, 2025